UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )
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Grocery Outlet Holding Corp.
(Name of Registrant as Specified in its Charter)
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Fiscal 2022 was an important year for Grocery Outlet. We delivered strong top and bottom-line performance, all while strengthening our offering, expanding our reach and scaling the organization for the future. We are grateful for the efforts of all of our stakeholders that contributed to these accomplishments and we take pride in the benefits and opportunities these successes bring to these constituents: our customers, Independent Operators (IOs), employee teammates, supplier partners, stockholders and communities across the country. It is our privilege to lead this organization and serve as stewards of the legacy of Grocery Outlet we carry forward. We have so much more to do to realize the full potential of our mission, Touching Lives for the Better. The future of Grocery Outlet is bright and we thank you for the role that you continue to play in supporting the growth of our business. On behalf of the entire Board of Directors , we would like to invite you to join us at the 2023 Annual Meeting of Stockholders of Grocery Outlet Holding Corp. at 11:00 a.m. Pacific Daylight Time on Tuesday, June 20, 2023.
We would like to highlight several areas of particular significance for Grocery Outlet during 2022.
Exemplary Financial Performance in 2022, Despite Macroeconomic Conditions
Our Fiscal Year 2022 performance exceeded our expectations on both the top and bottom line. We grew net sales by 16.2%, net income by 4.4%, and adjusted EBITDA by 17.4% (revised definition1 ). Fiscal Year 2022 financial results reflected strong execution and our continued investment in building capabilities to scale our business and deliver on our strategy.
Our value proposition resonates with consumers across economic cycles, but it is particularly strong during times of economic uncertainty when our low prices matter most to our customers. As consumers deal with record inflation, they have turned to us for access to affordable, quality food and industry-leading savings.
In 2022 our compelling WOW! shopping experience allowed us to increase our “share of wallet” with existing customers, attract new shoppers to our brand and maintain high customer satisfaction levels. Our merchandise assortment is better than ever, our pipeline of opportunistic products is healthy, our marketing message of value and savings is resonating with a broad base of consumers and we have a strong pipeline of new potential IOs to fuel our growth.
Key Leadership Changes for the Next Generation
In 2022 Eric Lindberg announced his retirement as the Chief Executive Officer of Grocery Outlet and the Board appointed RJ Sheedy as our new President and Chief Executive Officer, as well as a member of our Board, effective January 1, 2023.
Eric’s seventeen year run as co-CEO and CEO was transformative for Grocery Outlet. Under Eric’s leadership Grocery Outlet grew its store base from 123 to 441 stores, or 259%, and revenues from $612.6 million to $3.58 billion, or 484%, developed a bi-coastal store footprint and began trading shares in the public markets. Concurrent with his retirement, Eric was appointed as Chairman of the Board. The Board believes that Eric’s deep knowledge of our operations, finances, strategies and industry garnered over his 26-year tenure with us makes him well qualified to serve as Chairman of the Board. He also is significantly aligned with our other stockholders given his almost 5% ownership of the Company.
We are also fortunate to have a long-tenured internal successor in RJ stepping into the CEO role. RJ joined Grocery Outlet in 2012 as our Vice President of Strategy and thereafter was promoted three times, including to the role of President in January 2019. Eric and the rest of our Board believe RJ is best suited to lead Grocery Outlet into the next chapter of growth, given his significant experience and expertise in the grocery and retail industries, his deep knowledge of our business through his varied leadership roles, and his long-term strategic approach. In addition, RJ’s leadership style exemplifies our culture and values—he is passionate about the business, and his relentless pursuit of excellence resonates with and inspires our team and our IOs.
As part of this transition, Erik Ragatz (who previously served as Chairman since October 2014) has been appointed to the new role of Lead Independent Director of the Board. In such role, Erik has meaningful and clearly delineated responsibilities and he will undertake significant collaboration and partnership with Eric and RJ. Our Board believes that his significant experience with our Company and as our Chairman of the Board will ensure strong, independent oversight of management and promote effective governance and Board efficiency.

1
See Table of Contents for explanation of “revised definition.”

Continued Commitment to Our Mission, Values and Culture
For the past 77 years our mission of Touching Lives for the Better has naturally aligned our growth with positive impact to the communities in which we operate. At the heart of this is our opportunistic sourcing model, which serves to provide access to affordable quality food to the communities in which we live and operate. Additionally, our opportunistic sourcing model helps to reduce food waste, thereby reducing the food industry’s impact on the planet, including its greenhouse gas emissions. On top of our sourcing model, our operating model provides opportunities for ownership, entrepreneurship and wealth creation for our Independent Operator partners. We foster a culture grounded in talented and passionate people who live our values: entrepreneurship, integrity, achievement, family, service to others, diversity and fun. Our values translate into our human capital offerings to recruit, engage, develop, reward and retain employees who believe in our mission and emulate our values.
Since our inception, ESG (environmental, social and governance) issues have been integral to our business model, our strategy and our culture. Our focus on corporate responsibility reflects our commitment to our communities, our people and our planet. We believe focusing on the best interests of our stakeholders and engaging with them in a transparent fashion are critical components to generating value for our stockholders. Being a good environmental and social citizen is not just the right thing to do from a moral perspective but the right thing to do for long-term value creation.
Our Board also continues to evolve our governance policies as we mature as a public company. At our 2022 annual meeting, stockholders overwhelmingly approved the elimination of supermajority voting provisions in our charter and bylaws, as well as to declassify our Board by 2026. Further, we have implemented a majority standard for director elections, beginning with this 2023 Annual Meeting.
Looking Ahead to the Future
We believe that our compelling WOW! shopping experience will continue to drive new and existing customers to shop our stores. Propelled by our strong business fundamentals, we are well-positioned for Fiscal Year 2023 and beyond to expand our footprint and grow our customer base. We are executing a long-term growth strategy built on three primary pillars:
•
Strengthen our core business model. Our unique buying and selling approach has always been and will continue to be the growth engine of this business. It differentiates us and provides a compelling value proposition to a wide range of customers. We remain focused on deepening our value, strengthening the treasure hunt shopping experience, elevating operator support, and increasing customer awareness, acquisition, and retention. We continually seek to strengthen supplier relationships and further develop opportunistic purchasing with new processes and investments.

•
Evolve our business. We are focused on advancing our model through expanding our assortment and digitizing our business with more integrated end-to-end technology. We also continue to implement operational initiatives to support IOs in enhancing the customer experience.

•
Expand our footprint. We believe that new store growth remains our biggest driver of long-term stockholder value. Although our store growth has moderated recently, we expect the pace of openings to accelerate in the second half of 2023 to our 10% annualized new unit growth rate and we continue to believe the success of our stores across a broad range of geographies, population densities and demographic groups creates a significant opportunity to profitably increase our store count in existing and new local regions and states. We intend to continue to expand our reach to additional customers and geographies across the United States.

We believe that we have the right Board and management team in place to continue our mission that still guides us today: Touching Lives for the Better. We are proud of the work that we have accomplished and look forward to building on this momentum in the coming years. On behalf of Grocery Outlet’s Board and management team, thank you for continuing your support and investment. We look forward to welcoming you at our 2023 Annual Meeting.
Sincerely,

Eric J. Lindberg, Jr.	Erik D. Ragatz	Robert J. Sheedy, Jr.
Chairman of the Board	Lead Independent Director	President, Chief Executive Officer and Member of the Board

Notice of Annual Meeting of Stockholders
To be held on Tuesday, June 20, 2023
11:00 a.m. Pacific Daylight Time
www.virtualshareholdermeeting.com/GO2023
To the Stockholders of Grocery Outlet Holding Corp.:
Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) of Grocery Outlet Holding Corp. (the “Company”) will be on Tuesday, June 20, 2023, at 11:00 a.m. Pacific Daylight Time online through a live webcast at www.virtualshareholdermeeting.com/GO2023. At the 2023 Annual Meeting, stockholders will be asked:
1.
Election of Class I Directors. To elect the four Class I directors named in the accompanying proxy statement to hold office until the 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service;

2.
Ratify the appointment of Deloitte & Touche LLP. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2023;

3.
Say-on-Pay. To hold an advisory (non-binding) vote to approve the Company’s named executive officer compensation; and

4.
To transact such other business as may properly come before the 2023 Annual Meeting or any adjournment or postponement thereof.

The accompanying proxy statement describes each of these items of business in detail.
Only stockholders of record as of April 24, 2023 will be entitled to attend and vote at the 2023 Annual Meeting and any adjournment or postponement thereof. There will not be a physical location for the 2023 Annual Meeting and you will not be able to attend the meeting in person. We have designed the virtual format of the 2023 Annual Meeting to provide stockholders substantially the same rights and opportunities to participate as they would have at an in-person meeting.
Your vote is important. To be sure your vote counts and assure a quorum, please promptly vote over the Internet or by telephone or by mail as described in the accompanying proxy statement, whether or not you plan to participate in the 2023 Annual Meeting via live webcast. If your common stock is held in the name of your broker, bank or other nominee, you will need to follow the instructions provided to you by the institution that holds your shares of our common stock to instruct them how to vote your shares.
By order of the Board of Directors,
Luke D. Thompson
Senior Vice President,
General Counsel & Secretary
Emeryville, California
April 28, 2023
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 20, 2023:
Our official Notice of the 2023 Annual Meeting, Proxy Statement and 2022 Annual Report, including our Form 10-K for fiscal year 2022, are available electronically at www.proxyvote.com

Non-GAAP Financial Measures. This Proxy Statement, including the preceding letter to stockholders, includes adjusted EBITDA, adjusted net income and adjusted diluted earnings per share, each a non-GAAP financial measure that excludes the impact of certain special items. Beginning with the fourth quarter of Fiscal Year 2022, we updated our definitions of our non-GAAP financial measures to no longer exclude the impact of non-cash rent expense and the provision for (write-off of) accounts receivable reserves. The presentation for adjusted EBITDA, adjusted net income and adjusted earnings per share for historical periods have been recast to reflect these changes. For definitions, supplemental information and a reconciliation of net income to both our revised and previous definitions of adjusted EBITDA, adjusted net income and adjusted diluted earnings per share see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Operating Metrics and Non-GAAP Financial Measures” included in our Annual Report on Form 10-K for Fiscal Year 2022.

PROXY SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement (the “Proxy Statement”). Prior to voting, you should read the entire Proxy Statement and our Annual Report on Form 10-K for Fiscal Year 2022 (the “2022 Annual Report”), which includes our consolidated financial statements and information about our operations and performance. These materials are available at www.proxyvote.com. This Proxy Statement and the accompanying proxy card initially are being made available on or about April 28, 2023.
As used in this Proxy Statement, references to “Grocery Outlet,” the “Company,” “we,” “us,” “our” or “our business” refers to Grocery Outlet Holding Corp. (collectively with its wholly owned subsidiaries), except as expressly indicated or the context otherwise requires. The information available on or through our website and any website referenced herein are not incorporated herein or otherwise part of this Proxy Statement.
Our fiscal year ends on the Saturday closest to December 31. References to Fiscal Year 2022, Fiscal Year 2021, and Fiscal Year 2020 refer to the fiscal years ended December 31, 2022, January 1, 2022 and January 2, 2021, respectively. Reference to Fiscal Year 2023 refers to the fiscal year ending December 30, 2023.
About Grocery Outlet Holding Corp.
Based in Emeryville, California, Grocery Outlet is a high-growth, extreme value retailer of quality, name-brand consumables and fresh products sold through a network of independently operated stores. Grocery Outlet has more than 440 stores in California, Washington, Oregon, Pennsylvania, Idaho, Nevada, Maryland and New Jersey.
2023 Annual Meeting of Stockholders
Date:	June 20, 2023
Time:	11:00 a.m. Pacific Daylight Time
Location:	Via webcast at www.virtualshareholdermeeting.com/GO2023
Record Date:	April 24, 2023
Voting:	Stockholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote.
To participate in the 2023 Annual Meeting of Stockholders, including any postponement or adjournment thereof (the “2023 Annual Meeting”), you must have the sixteen-digit number that is shown on your Notice of Internet Availability or on your proxy card (if you elected to receive proxy materials by mail).
Proposals and Voting Recommendations
PROPOSAL	BOARD RECOMMENDATION	PAGE
1 Election of Class I directors	FOR each director nominee	84
2 Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for Fiscal Year 2023	FOR	85
3 Advisory (non-binding) vote to approve our Named Executive Officer compensation	FOR	86
Page	1	Grocery Outlet 2023 Proxy Statement

Proxy Summary
Voting Methods
If you are a stockholder of record, you can vote in one of four ways:
✓
Visit www.proxyvote.com to vote VIA THE INTERNET

✓
Call 1-800-690-6903 to vote BY TELEPHONE

✓
If you received a printed copy of the proxy materials, sign, date and return your proxy card in the prepaid enclosed envelope to vote BY MAIL

✓
Attend virtually to vote DURING THE ANNUAL MEETING

To reduce our administrative and postage costs and the environmental impact of our 2023 Annual Meeting, we encourage stockholders to vote via the Internet or by telephone, both of which are available 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 19, 2023. Stockholders may revoke their proxies at the time and in the manner described on page 91 of this Proxy Statement.
If your shares of our common stock are held in “street name” through a bank, broker or other holder of record, you will receive voting instructions from the holder of record that you must follow in order for your shares to be voted. If you hold shares in this manner and wish to vote in person at the meeting, you must obtain a legal proxy from the bank, broker or other holder of record that holds your shares of our common stock.
Fiscal Year 2022 Highlights
FINANCIAL AND OPERATING HIGHLIGHTS
Fiscal Year 2022 was our third full year as a public company and we were pleased with our performance, which exceeded our expectations on both the top and bottom line. We grew net sales by 16.2%, net income by 4.4%, and adjusted EBITDA by 17.4% (revised definition) or 13.8% (prior definition). As consumers dealt with record inflation, they turned to us for access to affordable, quality food and industry-leading savings. Our compelling WOW! shopping experience attracted new customers and existing customers are spending more of their dollars with us. Our Independent Operators continued to serve customer needs and engaged new customers with their local assortment and value merchandising. Marketing efforts promoting value and savings are resonating with consumers.
Page	2	Grocery Outlet 2023 Proxy Statement

Proxy Summary
Our Fiscal Year 2022 results reflect solid execution during a challenging environment while continuing to scale our business in support of our long-term growth objectives. Financial highlights from the Fiscal Year 2022 include:
Net Sales $3.58 Billion (16.2% increase)	Comparable Store Sales 11.8%
Net Income $65.1 Million $0.65 Diluted EPS	441 Stores at Fiscal Year End 26 Net New Stores Opened
Non-GAAP (Prior Definition)(1) Adjusted EBITDA $225.9 Million Adjusted Net Income $102.0 Million $1.02 Adjusted Diluted EPS	Non-GAAP (Revised Definition)(1) Adjusted EBITDA $214.7 Million Adjusted Net Income $93.9 Million $0.94 Adjusted Diluted EPS

(1)
See the Table of Contents for information regarding our non-GAAP financial measures.

For more complete information regarding our 2022 performance, please review our 2022 Annual Report.
LEADERSHIP TRANSITION
In November 2022, we announced that Eric Lindberg would be transitioning (effective January 1, 2023) from his role as Chief Executive Officer (“CEO” or “Chief Executive Officer”) to Chairman of the Board, and RJ Sheedy would be transitioning from his role of President to President and Chief Executive Officer. Mr. Sheedy also joined the Board effective January 1, 2023. As part of this leadership transition, Mr. Ragatz moved from his role as Chairman of the Board to Lead Independent Director. These changes were the culmination of careful and thoughtful ongoing succession planning considerations with the Board over many years, as well as the strategic implementation of the transition plan in the months leading up to and following the Board’s final approval.
Page	3	Grocery Outlet 2023 Proxy Statement

Proxy Summary
CLASS I DIRECTOR NOMINEES AS OF RECORD DATE
The Board has nominated each of the four Class I directors listed below to be elected at the 2023 Annual Meeting for three-year terms.
NAME	AGE	POSITION
Kenneth W. Alterman	66	Director Chair of the Compensation Committee
John E. Bachman	67	Director Chair of the Audit and Risk Committee
Thomas F. Herman	82	Director Member of the Audit and Risk Committee Member of the Nominating and Corporate Governance Committee
Erik D. Ragatz	50	Lead Independent Director; Former Chairman of the Board (2014 – 2022) Member of the Compensation Committee Member of the Nominating and Corporate Governance Committee

•
Mr. Alterman, an independent director since February 2011, is currently retired and most recently served as an Executive Adviser to Savers, Inc., a retail thrift store chain from January 2017 to January 2022. Previously, he served as President and Chief Executive Officer of Savers from January 2004 to January 2017. He has extensive knowledge of the discount industry, as well as substantial experience developing corporate strategy and assessing emerging industry trends and business operations.

•
Mr. Bachman, an independent director since November 2019, has been an outside director for various public companies since his retirement in 2015. From 1978 to 2015, Mr. Bachman was a certified public accountant at the accounting firm, PricewaterhouseCoopers LLP, most recently as a partner. He is a retired CPA and has extensive background in auditing, as well as business strategy and risk oversight experience from serving in the leadership of one of the world’s largest accounting firms. He has been identified by our Board as an audit committee financial expert.

•
Mr. Herman, an independent director since 2004, served as the President and Chief Operating Officer of Good Guys, Inc., a consumer electronics retailer from 2003 to 2004, and previously in various management positions. He has significant retail experience and financial expertise based on his years of senior executive experience as well as his prior experience serving on the boards of public companies such as Crdentia Corp. and Good Guys, Inc. Mr. Herman has been identified by our Board as an audit committee financial expert.

•
Mr. Ragatz, an independent director since October 2014, serves as Senior Advisor at Hellman & Friedman LLC, a private equity firm (“H&F”). A 20+ year member of the firm, he previously served as a Partner of Hellman & Friedman from 2008 through early 2023 leading the firm’s efforts to invest in the consumer, retail and industrial sectors. He has significant strategic, financial, and business development expertise, along with insight into the proper functioning and role of corporate boards of directors, gained through his years of service on the boards of directors of H&F’s portfolio companies.

Voting, Election and Conditional Resignations. Our Amended and Restated Bylaws provides that in an uncontested director election, a director nominee will be elected to the Board by the stockholders only if the votes cast “FOR” such nominee’s election exceed the votes cast “AGAINST” such nominee’s election. Although counted for quorum purposes, abstentions, withheld votes, and broker non-votes, if any, will not be included in the total number of votes cast or be counted as votes for or against any nominee’s election.
Page	4	Grocery Outlet 2023 Proxy Statement

Proxy Summary
If a nominee who currently serves as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board as a “holdover director.” Under our Corporate Governance Guidelines, we maintain a director resignation policy which provides for the contingent resignation of a director who receives more “against” votes than “for” votes in an uncontested director election, as well as the process of the Nominating and Corporate Governance Committee and the Board to review such resignation offer and publicly disclose the Board’s decision on whether to accept such offer.
BOARD OF DIRECTORS
Set forth below are other key skills, experience and qualifications evaluated by our Nominating and Corporate Governance Committee and Board.
SKILLS AND EXPERIENCE(1)
Retailing and/or Consumer Packaged Goods	10
Marketing and Brand Management	7
Executive Management	10
Public Company Experience	5
Finance, Accounting and Financial Reporting	6
Risk Oversight	8
Digital Transformation or Technology	5

(1)
On April 25, 2023, Mr. Matthews provided notice to the Board of his decision, effective as of the date of the 2023 Annual Meeting, to retire as a Class III member of the Board. The chart above reflects the skills and experience of the Board excluding Mr. Matthews.

GOVERNANCE PRINCIPLES
Set forth below are certain of our key governance principles:
WHAT WE DO	WHAT WE DON’T DO
✓ Independent Lead Independent Director role with significant responsibilities	No dual classes of common stock and no different voting rights
✓ A substantially independent Board, with fully independent Committees	No poison pill
✓ Since IPO, significant Board refreshment and enhanced Board diversity (including 30% women, effective following Mr. Matthews’ retirement)	No director overboarding under our policy
✓ Comprehensive Board and Committee annual evaluation process	No hedging or pledging
✓ Regular executive sessions of independent directors ✓ Majority voting standard for director elections (effective in 2023)	No super-majority voting provisions in our charter and bylaws (Company proposal approved at 2022 annual meeting)
✓ Significant Board and Committee oversight of strategy, risk, ESG and succession planning
✓ Declassify the Board by 2026 (Company proposal approved at 2022 annual meeting)
Page	5	Grocery Outlet 2023 Proxy Statement

Proxy Summary
Compensation of our Named Executive Officers
KEY ELEMENTS OF FISCAL YEAR 2022 COMPENSATION
Substantially consistent with prior fiscal years, the key elements of our NEO pay mix in Fiscal Year 2022 consisted of:
•
Base salary

•
Our annual incentive plan (the “AIP”), an annual performance-based cash bonus, generally based on our achievement of adjusted EBITDA (60% weighted) and comparable store sales performance (40% weighted) goals

•
Long-term equity incentives, consisting of time-vesting restricted stock units (“RSUs”) and performance vesting stock units (“PSUs”)

◦
The Committee set the mix of long-term equity incentive value as 70% PSUs and 30% RSUs for our Chief Executive Officer and 60% PSUs and 40% RSUs for the other Named Executive Officers, thereby making a substantial portion of their compensation performance-based

◦
PSUs were based on our achievement of cumulative revenue and adjusted EBITDA growth goals, equally weighted, over a three-year performance period

In Fiscal Year 2022, in line with our compensation philosophy that a significant portion of our executive pay be tied to company performance, approximately 83% of our Chief Executive Officer’s and 75% of our other NEO’s target total compensation was variable (or “at risk”), with value ultimately tied to either the achievement of objective corporate goals or stock price performance, or both.
The Compensation Committee believes this pay mix appropriately aligns the interests of executives with those of our stockholders. The charts below illustrate the target mix of pay (excluding benefits and perquisites) for our CEO and other NEOs for Fiscal Year 2022.
Page	6	Grocery Outlet 2023 Proxy Statement

Proxy Summary
FISCAL YEAR 2022 DETERMINATIONS AND PERFORMANCE
Our business performance in Fiscal Year 2022 significantly exceeded target performance goals, and resulted in earned AIP payouts above target and contributed to our strong achievement for PSUs in the three-year performance period ended Fiscal Year 2022.
BASE SALARY	AIP	EQUITY
✓ Reasonable and market-based merit base salary increases ✓ One promotion-based increase	✓ No change to target bonus opportunity as % of base salary ✓ Based on our performance, AIP awards were earned (141% of target) and paid to our Named Executive Officers for Fiscal Year 2022
✓
No change to target equity opportunity as % of base salary, performance metrics or mix of time-based and performance-based equity awards

✓
Our first cycle of PSUs (awarded in Fiscal Year 2020) were earned (196% of target on a combined basis) and paid to our Named Executive Officers based on our achievement of revenue and adjusted EBITDA growth goals over a three-year performance period ended Fiscal Year 2022

Page	7	Grocery Outlet 2023 Proxy Statement

PROXY STATEMENT
2023 Annual Meeting of Stockholders to be held on June 20, 2023
This Proxy Statement is being furnished together with our 2022 Annual Report in connection with the solicitation of proxies by our board of directors (“Board of Directors” or “Board”) for the 2023 Annual Meeting. On or about April 28, 2023, we will mail to each of our stockholders (other than those who previously requested electronic delivery or previously elected to receive delivery of a paper copy of the proxy materials) a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials via the Internet and how to submit a proxy electronically using the Internet.
CORPORATE GOVERNANCE AND BOARD MATTERS
Board of Directors
DIRECTORS AS OF RECORD DATE
NAME	AGE	POSITION	TERM ENDING
Kenneth W. Alterman	66	Director Chair of the Compensation Committee	CLASS I -2023
John (“Jeb”) E. Bachman	67	Director Chair of the Audit and Risk Committee	CLASS I -2023
Thomas F. Herman	82	Director Member of the Audit and Risk Committee Member of the Nominating and Corporate Governance Committee	CLASS I -2023
Erik D. Ragatz	50	Lead Independent Director Member of the Compensation Committee Member of the Nominating and Corporate Governance Committee	CLASS I -2023
Mary Kay Haben	67	Director Chair of the Nominating and Corporate Governance Committee	CLASS II -2024
Gail Moody-Byrd	65	Director Member of the Audit and Risk Committee	CLASS II -2024
Jeffrey R. York	59	Director Member of the Audit and Risk Committee	CLASS II -2024
Carey F. Jaros	45	Director Member of the Compensation Committee	CLASS III -2025
Eric J. Lindberg, Jr.	52	Chairman of the Board	CLASS III -2025
Norman S. Matthews(1)	90	Director Member of the Compensation Committee Member of the Nominating and Corporate Governance Committee	CLASS III -2025
Robert J. Sheedy, Jr.	48	President and Chief Executive Officer	CLASS III -2025

(1)
On April 25, 2023, Mr. Matthews provided notice to the Board of his decision, effective as of the date of the 2023 Annual Meeting, to retire as a Class III member of the Board and the above-noted Committees (the “Matthews Retirement”). Mr. Matthews’ retirement was not due to any disagreement with the Company’s operations, policies or practices. Concurrent with such retirement, there will be a reduction of the Board size from 11 directors to 10 directors, the Compensation Committee from four directors to three directors and the Nominating and Corporate Governance Committee from four directors to three directors.

Page	8	Grocery Outlet 2023 Proxy Statement

Corporate Governance and Board Matters
SPECIFIC SKILLS, EXPERIENCE AND QUALIFICATIONS
Our Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any obligations and procedures governing the nomination of directors to the Board that may be set forth in any stockholders agreement of which the Company is a party. The Board, through the Nominating and Corporate Governance Committee, also monitors the mix of specific experience, qualifications and skills of its directors to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. This process has led to significant Board refreshment since our IPO in June 2019, which included an increased focus on director independence and diversity.
In early 2023 we enhanced Board leadership diversity with Mary Kay Haben becoming Chair of our Nominating and Corporate Governance Committee. We will continue to recruit directors from underrepresented communities as we believe the fresh perspectives and breadth of diversity have enhanced, and will continue to enhance, the Board’s overall effectiveness. The recent Board refreshment also greatly increased the breadth of skills and industry experience on the Board.
NOTABLE STATISTICS(1)	8 of 10 independent directors	1 of 3 board committees chaired by women	3 of 10 female directors	1 of 10 ethnically diverse director	8.1 years average director tenure
BOARD REFRESHMENT	6 new directors since IPO	2 departures in 2020	2 departures in 2022	1 departure in 2023

(1)
The chart above reflects statistics as of the date of the 2023 Annual Meeting, following the Matthews Retirement.

Page	9	Grocery Outlet 2023 Proxy Statement

Corporate Governance and Board Matters
Set forth below are other key skills, experience and qualifications evaluated by our Nominating and Corporate Governance Committee and Board.
SKILLS AND EXPERIENCE(1)
Retailing and/or Consumer Packaged Goods Provide operational and strategic advice and oversight to our executive management on the business of national retail companies, including our industry.	10
Marketing and Brand Management Provide experience and advice as our executive management seeks to increase brand awareness and market share among customers.	7
Executive Management Provide our executive management with perspective in analyzing and overseeing the execution of operational, organizational and policy issues	10
Public Company Experience Offer insights regarding the operation of a public company and public company board, including key issues of corporate governance, audit, compensation, SEC matters, stakeholder engagement and regulatory/compliance matters. Experience has been gained as an executive or board member of a public company other than Grocery Outlet	5
Finance, Accounting and Financial Reporting Understand, oversee and advise our management with respect to our operating and strategic performance, capital structure, finance and investing activities, financial reporting and internal control over financial reporting.	6
Risk Oversight Provide our executive management with perspective in identifying, analyzing, addressing and mitigating enterprise risks, financial risks, business continuity risks and other risks.	8
Digital Transformation or Technology Offer insights regarding using technologies to create new or modify existing business processes to meet evolving business, market and customer expectations.	5

(1)
The chart above reflects the skills and experience of the Board following the Matthews Retirement.

Page	10	Grocery Outlet 2023 Proxy Statement

Corporate Governance and Board Matters
BOARD DIVERSITY MATRIX (AS OF APRIL 28, 2023)
Total Number of Directors	11
PART I: GENDER IDENTITY	FEMALE	MALE	NON-BINARY	DID NOT DISCLOSE GENDER
Directors	3	8	—	—
PART II: DEMOGRAPHIC BACKGROUND
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Black or African American	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	8	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+			—
Did Not Disclose Demographic Background			—
The chart above reflects diversity of the Board prior to the Matthews Retirement.
DIRECTOR RECRUITMENT, NOMINATIONS AND APPOINTMENTS
The Nominating and Corporate Governance Committee is responsible for facilitating director assessments, identifying skills and expertise that candidates should possess, and screening, selecting and recommending candidates for approval by the Board. The Nominating and Corporate Governance Committee may solicit recommendations for nominees from other members of the Board and management. Our Nominating and Corporate Governance Committee may also retain professional search firms to identify candidates.
The Committee will take into account all factors it considers appropriate in recommending candidates for election to the Board, which will include:
•
ensuring that the Board, as a whole, is appropriately diverse and consists of individuals with various and relevant career experience (including current employment), prior and current service on public company boards, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert”), local or community ties and service, and diversity (age, race, ethnicity and gender, among other factors);

•
minimum individual qualifications, including integrity, strength of character, mature and good business judgment, familiarity with the Company’s business and industry, independence of thought and ability to work collegially; and

•
the extent to which the candidate would fill a present need on the Board.

The Committee will consider the qualifications of nominees recommended by stockholders. We did not receive any recommendations for director nominations from stockholders for the 2023 Annual Meeting.
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NOMINATION RIGHTS AND SUPPORT OBLIGATIONS UNDER OUR AMENDED AND RESTATED STOCKHOLDERS AGREEMENT
Our Amended and Restated Stockholders Agreement provides, among other terms, that the Executive Stockholders (as defined in the Amended and Restated Stockholders Agreement) and the Read Trust Rollover Stockholders (as defined in the Amended and Restated Stockholders Agreement), trusts controlled by Mr. Lindberg or members of his immediate family, acting together by majority vote, will have the right to nominate one person (such person, the “Stockholder Nominee”) to our Board for so long as such stockholders collectively own at least 5% of the outstanding shares of our common stock. The Amended and Restated Stockholders Agreement also provides that our Chief Executive Officer will be nominated to our Board. The Stockholder Nominee position was formerly filled by Mr. Read, then a Class II director, and the Chief Executive Officer, Mr. Sheedy, is a Class III director.
Pursuant to the Amended and Restated Stockholders Agreement, we must include the Stockholder Nominee and the Chief Executive Officer nominee on the slate that is included in our proxy statements relating to the election of directors of the class to which such persons belong and provide the highest level of support for the election of each such persons as we provide to any other individual standing for election as a director. In addition, each stockholder party to the Amended and Restated Stockholders Agreement agrees to vote in favor of the Company slate that is included in our proxy statement.
Since Mr. Read (as the former Stockholder Nominee) has ceased to serve as a director, the persons entitled to designate the Stockholder Nominee under the Amended and Restated Stockholders Agreement are entitled to appoint another nominee to that position however, to date, have not done so.
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DIRECTOR BACKGROUND AND QUALIFICATIONS
The following biographical information sets forth the business experience during at least the past five years of each director nominee and each other director as of April 28, 2023, together with a brief discussion of the specific experience, skills, expertise, backgrounds and other attributes that led to the conclusion that each director should continue to serve on the Board.
2023 Class I Director Nominees
KENNETH W. ALTERMAN
Director since February 2011 Committees • Compensation Committee (Chair) Other Public Company Directorships • None
Mr. Alterman, 66, currently retired, most recently served as an Executive Adviser to Savers, Inc., a retail thrift store chain from January 2017 to January 2022. He previously served as the President, Chief Executive Officer and a director of Savers, Inc. from January 2004 to January 2017 and as the Vice President and General Manager from December 2002 to December 2003.
Qualifications And Experience
Mr. Alterman has extensive knowledge of the discount industry, as well as substantial experience developing corporate strategy and assessing emerging industry trends and business operations.

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JOHN (“JEB”) E. BACHMAN

Director since November 2019
Committees
•
Audit and Risk Committee (Chair)

Other Public Company Directorships
•
The Children’s Place Inc. (NASDAQ: PLCE)
(2016 to current)

•
Recharge Acquisition Corp. (NASDAQ: RCHG)
(2020 to 2022)

•
WEX Inc. (NASDAQ: WEX)
(2016-2021)

Mr. Bachman, 67, has been an outside director for various public companies since his retirement in 2015. From 1978 to 2015, Mr. Bachman was a certified public accountant at the accounting firm, PricewaterhouseCoopers LLP (“PwC”), most recently as a partner. At PwC, Mr. Bachman served for six years as the Operations Leader of the firm’s U.S. Assurance Practice with full operational and financial responsibility for this $4 billion line of business, which included the firm’s audit and risk management practices. Mr. Bachman currently serves on the board of directors of The Children’s Place Inc. He also previously has served as a director of Recharge Acquisition Corp. and WEX, Inc.
Qualifications And Experience
Mr. Bachman is a retired CPA and has extensive background in auditing, as well as business strategy and risk oversight experience from serving in the leadership of one of the world’s largest accounting firms. Mr. Bachman has been identified by our Board as an audit committee financial expert.

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THOMAS F. HERMAN
Director since 2004 Committees • Audit and Risk Committee • Nominating and Corporate Governance Committee Other Public Company Directorships • None
Mr. Herman, 82, served as the President and Chief Operating Officer of Good Guys, Inc., a consumer electronics retailer from 2003 to 2004. Prior to that time, he served in various management positions, including at Oak Harbor Partners, a boutique financial services firm, Employment Law Learning Technologies, a distance learning company focused on employment law, Alamo Group, a real estate & operations business, American Copy Jewelry and the San Francisco Music Box Co.
Qualifications And Experience
Mr. Herman has significant retail experience and financial expertise based on his years of senior executive experience as well as his prior experience serving on the boards of public companies such as Crdentia Corp. and Good Guys, Inc. Mr. Herman has been identified by our Board as an audit committee financial expert.

ERIK D. RAGATZ

Lead Independent Director since January 2023
Former Chairman of the Board from October 2014 to December 2022
Committees
•
Compensation Committee

•
Nominating and Corporate
Governance Committee

Other Public Company Directorships
•
Snap One Holdings Corp. (NASDAQ: SNPO)
(2017 to current)

Mr. Ragatz, 50, has served as a Senior Advisor at Hellman & Friedman LLC, a private equity firm, since February 2023. A 20+ year member of the firm, he previously served as a Partner of Hellman & Friedman from 2008 through early 2023 leading the firm’s efforts to invest in the consumer, retail and industrial sectors. He currently serves as Chairman and a member of the board of directors of Snap One Holdings Corp. He also serves as lead outside director and as a member of the audit and compensation committees of Wand TopCo Inc. (d/b/a Caliber Collision) and At Home Group, Inc., both private H&F portfolio companies.
Qualifications And Experience
Mr. Ragatz has significant strategic, financial, and business development expertise, along with insight into the proper functioning and role of corporate boards of directors, gained through his years of service on the boards of directors of H&F’s portfolio companies.

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Class II Directors with Terms Expiring in 2024
MARY KAY HABEN

Director since November 2019
Committees
•
Nominating and Corporate Governance Committee (Chair)

Other Public Company Directorships
•
The Hershey Company
(NYSE: HSY) (2013 to current)

•
Equity Residential (NYSE: EQR) (2011 to current)

Ms. Haben, 67, has been an outside director for various public companies since her retirement in February 2011. From April 2007 to February 2011, Ms. Haben held various senior positions with Wm. Wrigley Jr. Company, a confectionery company, most recently as President, North America. Prior to that time, she held several key positions during her 27-year career with Kraft Foods, Inc., a grocery manufacturing and processing conglomerate, including serving as President of multibillion dollar divisions. Ms. Haben currently serves on the boards of directors of The Hershey Company and Equity Residential.
Qualifications And Experience
Ms. Haben has substantial M&A, operating, digital, customer and consumer preference experience as a senior executive for consumer-packaged goods/food companies, in addition to governance, compensation, finance and risk management expertise from her public company boards.

GAIL MOODY-BYRD
Director since January 2021 Committees • Audit and Risk Committee Other Public Company Directorships • None
Ms. Moody-Byrd, 65, has served as Vice President, Marketing, LinkedIn Sales Solutions at LinkedIn Corporation since March 2022. Previously, she served as the Chief Marketing Officer of Noodle.ai, a software company, from November 2018 to February 2022. Prior to Noodle.ai, from September 2007 to June 2017, Ms. Moody-Byrd held various positions with SAP SE, a multinational software corporation, most recently as Vice President of Web Marketing. Her retail industry experience also includes roles with divisions of Macy’s and Target Corporation, with Levi, Strauss & Co., and as a retail consultant with McKinsey & Company and Walter K. Levy Associates.
Qualifications And Experience
Ms. Moody-Byrd has extensive marketing and retail background, as well as experience in driving brand awareness, demand generation and business development.

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JEFFREY R. YORK
Director since November 2010 Committees • Audit and Risk Committee Other Public Company Directorships • None
Mr. York, 59, has served as Partner, Farm Boy Stores and Special Advisor to Sobeys, Inc. the second largest food retailer in Canada, since June 2020. Previously, he served as Co-Chief Executive Officer and President of Farm Boy, Inc., a grocery retailer from November 2009 through June 2020. Mr. York currently serves as a member of the boards of directors of Focus Graphite, an advanced exploration and mining company, Braille Energy Systems, Inc., a manufacturer of race car batteries and other energy storage devices and Stria Lithium, a junior mineral exploration company with lithium claims in Northern Quebec.
Qualifications And Experience
Mr. York has extensive knowledge of the grocery industry and corporate governance based on his experience as a senior executive and serving on boards of directors.

Class III Directors with Terms Expiring in 2025
CAREY F. JAROS
Director since September 2020 Committees • Compensation Committee Other Public Company Directorships • None
Ms. Jaros, 45, serves as President and Chief Executive Officer and a member of the board of directors of GOJO Industries, Inc., a global manufacturer of hand hygiene and surface disinfecting products and the maker of PURELL® brand Hand Sanitizer. Ms. Jaros joined GOJO Industries in 2014 as a director and served as the company’s Chief Operating Officer and Chief Strategy Officer prior to becoming its CEO in January 2020. Previously, Ms. Jaros served for over a decade in various senior management positions at Deal Tire and at Bain and Company, a management consulting firm. Ms. Jaros is a past board member of ESOP ACRT Services Inc. and has been a board member and advisor to more than a half-dozen private companies including edtech startup WISR Inc., and personal care startup Aunt Flow.
Qualifications And Experience
As a sitting CEO, Ms. Jaros brings perspective on a broad range of management topics and also contributes her knowledge of retail and consumer products. She has substantial experience developing corporate strategy, assessing emerging industry trends as well as optimizing business operations.

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ERIC J. LINDBERG, JR.
Director since January 2006 Chairman of the Board since January 2023 Other Public Company Directorships • None
Mr. Lindberg, 52, has served as a director since January 2006 and as Chairman of the board since January 2023. He served as our Chief Executive Officer from January 2019 through December 2022. Previously, from January 2006 to December 2018, Mr. Lindberg served as our Co-Chief Executive Officer. Prior to being appointed Co-Chief Executive Officer, Mr. Lindberg served in various positions with the Company since 1996. Mr. Lindberg and Mr. Read are cousins by marriage.
Qualifications And Experience
As our former Chief Executive Officer, Mr. Lindberg brings to our Board significant senior leadership, and his detailed knowledge of our operations, finances, strategies and industry garnered over his 26-year tenure with us makes him well qualified to serve as Chairman of the Board.

NORMAN S. MATTHEWS

Director since October 2014
Committees
•
Compensation Committee

•
Nominating and Corporate
Governance Committee

Other Public Company Directorships
•
The Children’s Place Inc. (NASDAQ: PLCE)
(2009 to current)

•
Party City Holdco, Inc.
(NASDAQ: PRTYQ)
(2013 to current)

•
ThredUp Inc. (NASDAQ: TDUP) (Private: 2014-2021; since IPO: 2021-2022)

•
Spectrum Brands Holdings, Inc. (NYSE: SPB) (2010 to 2021)

Mr. Matthews, 90, served in various senior management positions for Federated Department Stores from 1978 to 1988, including most recently as President from 1987 to 1988. Prior to joining Federated Department Stores, Mr. Matthews served as Senior Vice President, General Merchandise Manager for E.J. Korvette, and as Senior Vice President, Marketing and Corporate Development for Broyhill Furniture Industries. Mr. Matthews currently serves on the boards of directors of The Children’s Place Inc., and Party City Holdco, Inc. He also previously has served as director of Spectrum Brand Holdings, Inc., Henry Schein, Inc., ThredUP Inc. and The Progressive Corporation.
Effective as of the date of the 2023 Annual Meeting, Mr. Matthews will retire as a Class III member of the Board, and as a member of the Compensation and Nominating and Corporate Governance Committees.
Qualifications And Experience
Mr. Matthews has extensive knowledge of the retail industry and strategic marketing and sales and corporate governance practices from his years as a senior executive and member of the boards of directors of several public companies.

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ROBERT J. SHEEDY, JR.
Director since January 2023 Other Public Company Directorships • None
Mr. Sheedy, 48, has served as our President and Chief Executive Officer since January 2023. He has served as a director since January 2023. Previously, he served as our President from January 2019 to December 2022, as our Chief Merchandise, Marketing & Strategy Officer from April 2017 to December 2018, our Chief Merchandise & Strategy Officer from March 2014 to April 2017 and our Vice President, Strategy from April 2012 to February 2014. Before joining us, Mr. Sheedy served in various roles at Staples Inc., an office supply company, from 2005 to 2012, most recently as their Vice President, Strategy.
Qualifications And Experience
As our President and Chief Executive Officer, Mr. Sheedy brings to our Board extensive knowledge of all aspects of our business, vision, strategy, people and leadership.

Director Independence
Pursuant to the corporate governance listing standards of The NASDAQ Stock Market LLC (“Nasdaq”), a director employed by us cannot be deemed to be an independent director. Each other director will qualify as independent only if the director satisfies a series of objective tests, including that the director has not engaged in various types of business dealings with us, and that our Board affirmatively determines, on a subjective basis, that he or she has no material relationship with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Ownership of a significant amount of our stock, by itself, does not constitute a material relationship.
Upon the recommendation of the Nominating and Corporate Governance Committee, our Board has affirmatively determined (i) all of our current directors are independent in accordance with the Nasdaq rules, other than Mr. Lindberg, who served as our Chief Executive Officer through December 31, 2022, and Mr. Sheedy, who serves as our President and Chief Executive Officer. In making these determinations, the Nominating and Corporate Governance Committee reviewed and discussed information provided by the directors and us regarding each director’s business and personal activities as they may relate to us and our management, and determined that no subjective independence concerns existed. Each member of the Committees is independent under Nasdaq rules.
Additionally, our Board has determined that each of the members of the Audit and Risk Committee and Compensation Committee qualify as independent in accordance with the additional independence rules established by the U.S. Securities and Exchange Commission (“SEC”) and Nasdaq.
Ms. Mejía, who served during Fiscal Year 2022 until February 2022 was also determined by our Board to be independent in accordance with the Nasdaq rules and with the additional independence rules established by the SEC and Nasdaq. Mr. Read, who retired in September 2022, was not determined to be independent due to his former position as our Executive Vice Chairman.
Board Leadership Structure—Former CEO Serving as Chairman of the Board with Empowered Lead Independent Director
In connection with Mr. Lindberg’s retirement, effective December 31, 2022, he was appointed as our Chairman of the Board. The Board believes that Mr. Lindberg’s significant experience as our former Chief Executive Officer and detailed knowledge of our operations, finances, strategies and industry facilitates a strategic vision to set the overall tone and direction of the Company as well as clear leadership through consistency. Concurrent with Mr. Lindberg’s appointment as Chairman, the Board appointed Mr. Ragatz (who previously served as Chairman since October 2014) to the role of Lead Independent Director. Our Corporate Governance Guidelines provide that our independent directors will elect a Lead Independent Director whenever the Chairman is not an independent director. Our Board believes that an effective Lead Independent Director, such as Mr. Ragatz, who has significant and clearly delineated responsibilities as set forth in our Corporate Governance Guidelines and
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significant experience after serving as our Chairman of the Board, ensures strong, independent oversight of management and promotes effective governance and Board efficiency. Mr. Ragatz qualifies as independent under applicable rules and regulations of the SEC and Nasdaq. Further, the Committees consist solely of independent directors and provide significant oversight and leadership of key Board functions.
Key Responsibilities of Lead Independent Director:
ERIK D. RAGATZ
Erik D. Ragatz
•
Preside over all meetings of the Board at which the Chairperson and CEO are not present;

•
Request the inclusion of certain materials for Board meetings;

•
Collaborate with the Chairperson and CEO on Board meeting agendas;

•
Collaborate with the Chairperson and CEO in determining the need for special meetings of the Board;

•
Serve as the Board liaison to the CEO to give guidance and/or feedback;

•
Regularly consult with the Chairperson and the CEO regarding the Company’s strategy and key operational matters;

•
Be available to meet with major stockholders of the Company as appropriate;

•
Develop topics and lead Board discussion in executive sessions of the independent directors;

•
Provide leadership and serve as temporary Chairperson of the Board or CEO in the event of the inability of the Chairperson or CEO to fulfill his/her role due to crisis or other event or circumstance which would make leadership by existing management inappropriate or ineffective, in which case the Lead Independent Director shall have the authority to convene meetings of the Board or management;

•
Call meetings of independent directors when necessary;

•
Recommend to the Board, in concert with the chairs of the respective Committees, the retention of consultants and advisors who directly report to the Board; and

•
Perform such other responsibilities as may be designated by the Board from time to time.

Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines, which describe the principles and practices that our Board will follow in carrying out its responsibilities. These guidelines cover a number of policies and practices, including certain matters described under “Highlights of Current Corporate Governance Practices.” Additionally, these guidelines address:
•
the role and responsibilities, size and composition of the Board;

•
the independence of directors;

•
the selection of Chairman of the Board and the Lead Independent Director;

•
potential and actual conflicts of interest;

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•
consideration of matters impacting director service, including a change in present job responsibility and retirement age (see below);

•
director orientation and continuing education;

•
the conduct of Board meetings;

•
standing Committees;

•
expectations of directors;

•
management succession planning;

•
Board compensation;

•
communications with stockholders and non-employee directors; and

•
the process for evaluating Board performance.

A copy of our Corporate Governance Guidelines is available on our website at https://investors.groceryoutlet.com under the “Corporate Governance” section.
Board and Committee Meetings and Annual Meeting Attendance
The Board and its Committees meet throughout the year at regularly scheduled meetings and also hold special meetings as needed. Additionally, they act by unanimous written consent when needed and appropriate. During the Fiscal Year 2022, there were five meetings of the Board, eight meetings of the Audit and Risk Committee, seven meetings of the Compensation Committee and six meetings of the Nominating and Corporate Governance Committee. Other than María Fernanda Mejía, each of our directors attended more than 90% of the aggregate meetings of the Board and its Committees on which they served during the period they served in Fiscal Year 2022. In connection with her appointment to an executive role with another company, Ms. Mejia delivered a letter of resignation to our Board on January 28, 2022 with a February 2, 2022 effective date of resignation. She did not attend a special meeting of the Board convened on January 31, 2022 due to her impending departure from the Board.
In addition, our independent directors regularly meet in executive session, without management present. The Lead Independent Director, currently Mr. Ragatz, chairs these executive sessions of independent directors, which he also led in his prior role as independent Chairman of the Board. Our fully independent Committees also regularly meet in executive session (chaired by the respective Committee Chair).
We strongly encourage our directors to attend our annual meetings of stockholders. Nine of our then eleven members attended our 2022 annual meeting of stockholders.
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Board and Committees’ Role in Risk Oversight
Our Board and its Committees has extensive involvement in overseeing the Company’s risk management through their activities, some of which are noted below. We believe that the leadership structure of our Board and Committees provides appropriate risk oversight.
Full Board
•
General risk management oversight, including strategic, operational, financial and legal risks

•
Joint leadership with management regarding crisis management, such as the Company’s response to the COVID-19 pandemic, and disaster recovery activities

•
Reviews and approves annual business plan, including strategy and liquidity, and reviews long-term strategy, including ESG issues that are integral to our business model, strategy and culture

•
Reviews capital allocation strategy, including share repurchase program

•
Regularly reviews material risks and opportunities

•
CEO and Executive Team Succession Planning

Audit and Risk Committee
•
Oversees enterprise risk management and reviews key findings and strategies to mitigate identified risks

•
Oversees significant financial risk exposures, including liquidity, legal, regulatory and other contingencies

•
Regularly reviews reports from the Company’s legal, regulatory and compliance functions, including ethics hotline

•
Regular oversight and consultations with the independent registered public accounting firm

•
Oversight of the internal audit function

•
Oversees cybersecurity risk management

Compensation Committee
•
Annually reviews whether any compensation programs encourage excessive risk taking, as well as risk mitigation policies and considerations

•
Increasing role in overseeing human capital management, including talent acquisition, diversity, equity and inclusion, and any human capital risks identified in the enterprise risk management process

Nominating and Corporate Governance Committee	• Considers any governance risks identified in in the enterprise risk management process • Responsible for sustainability and oversight of risks and opportunities related to ESG
Enterprise Risk Management Process. Our Audit and Risk Committee oversees our approach to enterprise risk management, which is designed to work across our business to identify, assess, govern and manage risks and our response to those risks. The Senior Director of Corporate Internal Audit & Enterprise Risk, who reports functionally and administratively to our Chief Financial Officer and directly to the Audit and Risk Committee, leads an annual risk assessment process. Through this process, risks are identified through a series of interviews and questionnaires, and then prioritized based on quantitative and qualitative factors that consider the likelihood and impact of the risk. Senior management aligns on critical risks and then identifies risk owners among the executive leadership team. Overall results are reported to and discussed with the Audit and Risk Committee annually and more frequently based on the materiality of specified risks. The Audit and Risk Committee provides updates to the Board, at least annually, on such review.
Cybersecurity, Data Privacy and Data Security. We consider cybersecurity to be an important issue affecting the enterprise both in terms of economic risk and reputational risk. Our Chief Information Officer regularly provides reports to the Audit and Risk Committee regarding cybersecurity and related topics. We have implemented controls in line with the requirements of the International Organization for Standardization and have assessed our cybersecurity maturity levels against the National Institute of Standards and Technology framework to set appropriate standards and guidelines. We monitor and remediate threats through our managed detection and response, and our vulnerability management programs. We provide regular employee communications and training, regularly review our incident response and breach notification plan, and leverage third-party expertise for testing, assessments and improvements.
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We have increased our remote workforce in recent years, and therefore the Audit and Risk Committee and management have focused on ensuring that we have secure remote access with trusted devices, endpoint security controls and infrastructure resiliency. As part of this process, we enhanced our security incident response procedures to address risks specific to remote working conditions. We continue to improve our security posture with process improvement, testing, simulation training and investments where necessary.
We have in place a cybersecurity incident response team, comprised of members of the Company’s information security, legal, human resources and communications teams, and whose function is to respond to any such incident, define and seek to control the extent of the incident, assess and remediate any damage caused, and implement measures designed to prevent future reoccurrences. We also carry cyber risk insurance that provides protection against a breach or other data security incident (see our risk factors in our 2022 Annual Report relating to cybersecurity and cybersecurity insurance).
Annual Board and Committee Self-Evaluations
The Board is committed to an annual self-assessment process led by the Chair of the Nominating and Corporate Governance Committee (which process may from time to time include the engagement of a third-party consultant). This self-assessment process typically involves questionnaires and individual meetings with each director and the Chair of the Nominating and Corporate Governance Committee soliciting each director’s input and comments regarding various board and committee effectiveness topics such as stewardship and board/committee dynamics. Through this process, areas where the Board functions effectively and areas where it believes it can improve are identified and discussed. Improvement opportunities are identified and assigned to develop and drive action plans.
Compensation Risk Analysis
The Compensation Committee reviews management’s annual assessment of our compensation programs and policies for our executive officers as well as for our other employees to determine whether those programs and policies encourage excessive risk taking that are reasonably likely to have a material adverse effect on our Company. Our compensation policies and practices (including those for our executive officers described in more detail under “Compensation Discussion and Analysis” below) balance short- and long-term performance goals and award vehicles, as well as the mix of the cash and equity components. Further, our most significant programs are overseen by the Compensation Committee, directly or through delegation of authority, and have strong risk mitigants, including market-based benchmarking throughout the organization and reasonable payout caps and, for our executives and directors, our clawback policy and stock ownership guidelines. Based upon this review, the Compensation Committee believes the elements of our compensation programs and policies do not encourage unnecessary or excessive risk-taking that are reasonably likely to have a material adverse effect on us.
Committees of the Board
The standing Committees of our Board include: the Audit and Risk Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The composition and responsibilities of each standing Committee are described below, as well as above under “Board and Committees’ Role in Risk Oversight”. Members will serve on these Committees until their resignation, retirement or other termination of service, or until otherwise determined by our Board. Current copies of the charters for each of these Committees are available on our website at https://investors.groceryoutlet.com, under the “Corporate Governance” section.
The following table sets forth the standing Committees and their Chairs and members as of the date of this Proxy Statement. Neither Mr. Lindberg nor Mr. Sheedy served on any standing Committees.
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Committee Composition

	Audit and Risk Committee	Compensation Committee	Nominating and Corporate Governance Committee
Kenneth W. Alterman		Chairperson	
John E. Bachman (Financial Expert)	Chairperson		
Mary Kay Haben			Chairperson
Thomas F. Herman (Financial Expert)	Member		Member
Carey F. Jaros		Member	
Norman S. Matthews		Member	Member
Gail Moody-Byrd	Member		
Erik D. Ragatz		Member	Member
Jeffrey R. York	Member		

Committee Chairperson · Member · Financial Expert

Ms. Jaros served on the Audit and Risk Committee during Fiscal Year 2022 until July 2022. Mr. York served on the Compensation Committee during Fiscal Year 2022 until July 2022.
In early 2023, Ms. Haben was appointed Chair of the Nominating and Corporate Governance Committee, replacing Mr. Ragatz.
On April 25, 2023, Mr. Matthews provided notice to the Board of his decision, effective as of the date of the 2023 Annual Meeting, to retire as a Class III member of the Board and the above-noted Committees. Concurrent with the Matthews Retirement, there will be a reduction of the Board size from 11 directors to 10 directors, the Compensation Committee from four directors to three directors and the Nominating and Corporate Governance Committee from four directors to three directors.
Audit and Risk Committee.   The Audit and Risk Committee is solely and directly responsible for the appointment, compensation, retention, oversight of the work and termination, if any, of our independent registered accounting firm, Deloitte & Touche LLP (“Deloitte & Touche” or “Deloitte”). The additional primary responsibilities of the Audit and Risk Committee are to provide assistance to the Board regarding:
•
oversight of the quality and integrity of the Company’s financial statements, including the oversight of the Company’s accounting and financial reporting processes (including relating to internal control over financial reporting and disclosure controls and procedures) and reviewing reports filed or furnished to the SEC that include financial statements or results;

•
oversight of the Company’s compliance with legal and regulatory requirements;

•
review and assessment of the independent registered public accounting firm’s qualifications, planned audit procedures performance and independence;

•
oversight of the Company’s corporate compliance program, including the Code of Ethics, and investigations of possible violations thereunder;

•
oversight of the risk management policies and procedures of the Company;

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•
the preparation of the Audit and Risk Committee report included in our proxy statement, as well as the review of related disclosures in such proxy statement;

•
review of the work plan and performance of the Company’s internal audit function;

•
reviewing the Related Persons Transactions Policy and reviewing and, if appropriate, approving proposed related person transactions in accordance with such policy; and

•
other responsibilities noted in the Audit and Risk Committee report included in this Proxy Statement.

The Board has determined that each of Messrs. Bachman and Herman qualifies as an “audit committee financial expert” under SEC rules, and that each member of the Audit Committee has sufficient knowledge in reading and understanding financial statements to serve on such Committee.
Compensation Committee.   The primary responsibilities of the Compensation Committee are to provide assistance to the Board regarding:
•
evaluating, with the assistance of the CEO, the performance of the executive officers (other than the CEO);

•
annually determining the appropriate peer group and survey data in connection with evaluating executive compensation and benefits;

•
approving the compensation program and target compensation of the Company’s executive officers (other than the CEO) and recommending to the full Board the compensation program and compensation of the non-employee members of the Board;

•
consider on an annual basis management’s assessment of whether risks arising from the Company’s compensation policies and practices for all employees, including non-executive officers, are reasonably likely to have a material adverse effect on the Company;

•
monitoring or administering incentive and equity-based compensation plans;

•
reviewing any compensation-related disclosures in this Proxy Statement, including reviewing and discussing with management our “Compensation Discussion and Analysis” and producing the Compensation Committee Report included in our proxy statement, and reviewing any stockholder proposals related to such matters;

•
overseeing certain matters related to human capital management; and

•
being solely and directly responsible for the engagement, qualifications, scope of work, performance, independence and fees of the Compensation Committee’s independent compensation consultant.

The Board has determined that each member of the Compensation Committee qualifies as a non-employee director under applicable rules and regulations of the SEC.
To the extent permitted by applicable law and the Nasdaq rules, the Compensation Committee may delegate its responsibilities to a subcommittee and may authorize members of our Human Resources department to carry out certain administrative duties regarding our compensation programs. Pursuant to delegated authority from the Compensation Committee, the Committee Chair and the Chief Executive Officer approve certain equity awards for non-executive officer employees, subject to specified limitations.
For Fiscal Year 2022, the Compensation Committee determined to re-engage Korn Ferry as its independent consultant. In connection with such engagement, the Committee reviewed the independence of Korn Ferry based on the factors specified by Nasdaq as well as other factors it deemed relevant, and any conflicts of interest raised by the work of Korn Ferry. In Fiscal Year 2022, management engaged Korn Ferry for consulting services regarding certain non-executive compensation matters. The fees for those services were less than $120,000. The Committee determined that there were no conflicts of interest raised by Korn Ferry’s work for management. For information on the processes and roles for determining compensation, including the role of the Compensation Committee’s independent consultant, Korn Ferry, and the role of our Chief Executive Officer, in the consideration and determination of executive compensation, see “Compensation Discussion and Analysis” below.
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Nominating and Corporate Governance Committee.   The primary responsibilities of the Nominating and Corporate Governance Committee are to provide assistance to the Board regarding:
•
developing and recommending to the Board a set of corporate governance principles applicable to the Company, including reviewing key governance policies of the Company (including the Corporate Governance Guidelines and Code of Ethics) and monitoring or administering such policies as specified therein;

•
identifying and evaluating individuals qualified to become directors (including candidates nominated or recommended by stockholders), consistent with the criteria approved by the Board and set forth in Company policies, and recommending to the Board the director nominees for the next annual meeting of stockholders or to fill vacancies or newly created directorships that may occur between such meetings;

•
reviewing director independence;

•
evaluating the composition the Board and considerations related to director succession planning;

•
reviewing Committee membership and Board and Committee leadership roles;

•
overseeing the evaluation of the Board and its Committees;

•
review any governance-related disclosures in this Proxy Statement, and reviewing any stockholder proposals related to such matters;

•
oversight of management and director engagement with stockholders;

•
reviewing matters of corporate responsibility and sustainability, including potential long- and short-term trends and impacts to the Company’s business of environmental, social and governance issues, and the Company’s public reporting on these topics; and

•
otherwise taking a leadership role in overseeing and developing the corporate governance of the Company.

Stockholder Engagement
Our Board and management value the opportunity to engage with our stockholders and prospective stockholders to better understand and focus on the priorities that matter most to them, and to foster consistent and constructive dialogue. Throughout the year, our Investor Relations team and leaders of our business proactively engage with our stockholders to seek their input, to remain well-informed regarding their perspectives and help increase their understanding of our business, industry and long-term strategy. The feedback received from our stakeholder outreach efforts is communicated to and considered by the Board, and our engagement activities have produced valuable feedback that helps inform our decisions and our strategy, where appropriate. The Board also receives regular reports from management regarding investor sentiment, institutional investor voting and governance policies, and trends in stakeholder issues, which informs the Board’s ongoing evaluation of appropriate governance and other practices.
Compensation Committee Interlocks and Insider Participation
Compensation decisions are made by our Compensation Committee, which in Fiscal Year 2022 consisted of Kenneth W. Alterman, Carey F. Jaros, Norman S. Matthews and Erik D. Ragatz (additionally, Mr. York served on the Compensation Committee during Fiscal Year 2022 until July 2022). None of our current or former executive officers or employees currently serves, or has served during our last completed fiscal year, as a member of our Compensation Committee and, during that period, none of our executive officers served as a member of the Compensation Committee (or other Committee serving an equivalent function) of any other entity whose executive officers served as a member of our Board.
We have entered into indemnification agreements with our directors as described in “Certain Relationships and Related Party Transactions—Indemnification of Directors and Officers.”
Communications with the Board of Directors
Our Board welcomes correspondence from our stockholders. Stockholders may initiate in writing any communication with our Board or any individual director by sending the correspondence to our General Counsel, c/o Grocery Outlet Holding Corp.,
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5650 Hollis Street, Emeryville, CA, 94608. This centralized process assists our Board in reviewing and responding to stockholder communications in an appropriate manner. The General Counsel will initially review and compile all such communications and may summarize such communications prior to forwarding to the appropriate party.
Our General Counsel will not forward communications that are not relevant to the duties and responsibilities of the Board, including spam, junk mail and mass mailings, product or service inquiries, new product or service suggestions, resumes or other forms of job inquiries, opinion surveys and polls, business solicitations or advertisements, or other frivolous communications.
Our Environmental, Social and Governance Approach
At Grocery Outlet, environmental, social and governance (“ESG”) issues are integral to our business model, our strategy and our culture. Our focus on ESG and corporate responsibility reflects our commitment to live out our mission to Touch Lives for the Better, in our communities, with our people and for our planet. We believe focusing on the best interests of our stakeholders and engaging with our stakeholders in a transparent fashion are critical components to our approach to generating value for our stockholders.
We believe that being a good environmental and social citizen is not just the right thing to do from a moral perspective but the right thing to do for long-term value creation. Our unique business model is inherently one of positive impact: (i) our opportunistic sourcing model reduces food waste by providing an efficient distribution channel for excess inventory, which in turn reduces greenhouse gas emissions, (ii) our store footprint delivers healthy, affordable nutrition to underserved communities, (iii) our success and growth provides our employees with meaningful opportunities for professional growth and financial gain, and (iv) our independent operator model provides entrepreneurs with the opportunity to run their own businesses and serve their communities. Having a positive impact on all of those we touch is part of the history and culture of Grocery Outlet and continues to be a guiding principle as we grow our business. We expect these positive impacts will grow as we continue to expand our retail footprint.
The importance of environmental sustainability becomes of increasing focus and importance as we grow. In the energy management area, we have several initiatives underway, including (i) obtaining various levels of green chill certification for new and existing stores, (ii) transitioning from a HFC refrigeration system to a CO2 system for new stores in California, which uses less energy, has lower energy costs and lowers CO2 emissions; (iii) working with local utility companies to formulate educational materials for our IOs regarding various behavioral changes to reduce energy use; and (iv) other initiatives to reduce energy use such as automatic door closure devices and anti-sweat heater control sensors. We and our IOs also participated in a program whereby Tesla backup batteries were installed at a small sampling of California stores, which batteries not only provide power during an outage but also shares the energy load during peak hours. We continue to analyze ways to reduce energy in our stores with alternatives to traditional lighting and have retrofitted certain of our stores with LED lighting. While our unique opportunistic sourcing model results in reduced food waste, for decades our IOs have partnered with local food bank organizations to donate food and other items that would have otherwise been discarded. California Senate Bill 1383 (“California law SB 1383”) now formally requires, among other things, that we and our IOs in California donate a certain amount of edible food that would otherwise have been thrown away to food recovery organizations. Our IOs in California have adopted formal donor partner agreements to ensure that their regular donating activities meets the technical requirements of this new legislation. We continue to actively pursue energy and waste management programs across our stores and in collaboration with our IOs.
Our Nominating and Corporate Governance Committee is responsible for overseeing (and regularly receives reports reflecting) matters of corporate responsibility, sustainability and impacts to our environmental, social and governance issues, as well as our public reporting regarding these matters. To support our efforts in this area, we engaged an outside ESG advisor and, in Fiscal Year 2022, we conducted an initial gap analysis and materiality assessment to evaluate potential ESG risks and opportunities relevant for our Company based on internal interviews and surveys of our key stakeholders. All of our stakeholder groups expressed interest in seeing Grocery Outlet focus on ESG topics that naturally support our business. We plan to publish our first ESG report during Fiscal Year 2023.
Our Commitment to Human Capital Management
At Grocery Outlet, our mission is to Touch Lives for the Better. To do this, we work together to foster and enhance a culture grounded in talented and passionate people who live our values: entrepreneurship, integrity, achievement, family, service to
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others, diversity and fun. Our employees are at the heart of who we are and what we do. Our values translate into our human capital offerings to recruit, engage, develop, reward and retain employees who believe in our mission and emulate our values. As of the end of Fiscal Year 2022, we had 969 employees, 864 of whom were full-time and 105 of whom were part-time. As of December 31, 2022, 470 of our employees were based at our corporate headquarters in Emeryville, California, and our Leola, Pennsylvania office, 144 of which were classified as field employees. As of December 31, 2022, our distribution centers employed 360 persons. The remaining 139 employees were employees in our Company-operated stores.
BOARD INVOLVEMENT IN HUMAN CAPITAL MATTERS
Our Board and Committees provide oversight on human capital matters and risks including employee engagement, equity, diversity and inclusion (“ED&I”), talent development and succession planning. Our full Board provides oversight of our executive management talent development, succession planning and talent acquisition, and has access to key leaders and other key talent throughout the organization through participation in Board and Committee meetings. Our Audit and Risk Committee provides oversight for enterprise risk management. Our Nominating and Corporate Governance Committee oversees the effectiveness of our governance and social responsibility policies, goals and programs. Our Compensation Committee provides oversight of our total rewards offerings for employees and conducts both a yearly compensation benchmarking assessment and yearly compensation risk assessment.
EMPLOYEE DEVELOPMENT
We seek to grow leaders at every level of our organization by creating a culture of mentoring and coaching. As part of our succession planning, we prioritize growing talent internally within our organization and invest resources to develop our employee’s skill sets and career path. As an example, our current Chief Executive Officer, Robert J. Sheedy, Jr., joined Grocery Outlet in 2012 as our Vice President of Strategy and thereafter was promoted three times before becoming President and Chief Executive Officer in January 2023. Some of our offerings during Fiscal Year 2022 (offered virtually and, in some cases, in person) included:
•
Certification program opportunities, including offerings in personal growth and professional development;

•
Lunch and learn events, featuring a wide variety of personal development topics and industry speakers; and

•
Individual coaching for leadership development, and other leadership training on an ad hoc basis.

During Fiscal Year 2022 we promoted 42 corporate and field employees.
EMPLOYEE COMPENSATION AND BENEFITS
We provide compensation and comprehensive benefits designed to recruit and retain the talent necessary to advance our mission, meet our business goals and execute our long-term growth strategy. Our compensation components vary by employee level and include cash base compensation, cash bonuses, equity awards and a profit-sharing program. As part of our IPO, each of our then current employees, regardless of level, was granted an equity award scheduled to vest in one tranche in June 2023. Our generous and highly competitive health and welfare benefits programs during Fiscal Year 2022, available equitably to full-time employees, include:
•
Leading healthcare offered to employees, including medical, vision, dental, life insurance, accidental death and dismemberment, long-term disability, health savings accounts and wellness programs that encourage improved health while having fun;

•
Free access to financial planning/training and wellness education, support and health challenges;

•
Free access to on demand mental health support, providing confidential coaching and counseling;

•
A 401(k) and profit-sharing program available to all employees meeting eligibility requirements (See “Compensation Discussion and Analysis” below for further information); and

•
An education assistance program providing tuition reimbursement for eligible employees seeking to improve their job-related skills through additional education (subject to the conditions of the program). We also participate in the California Grocers Association Educational Foundation program to offer scholarships to employees, IOs and dependents.

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CULTURE AND DIVERSITY, EQUITY AND INCLUSION
We report annually on employment data, including ethnicity, in line with Equal Employment Opportunity Commission guidelines and we believe that a diverse and inclusive team is critical to our long-term business success and makes us a better company.
EMPLOYEE DIVERSITY AS OF DECEMBER 31, 2022(1)
Women	37%
Women in Director and above roles	34%
Racially and ethnically diverse	60%
Racially and ethnically diverse in Director and above roles	31%

(1)
Ethnicity data includes employees who choose not to disclose or who leave the field blank.

While all employment related decisions are made based on merit and without any quota requirements, our ongoing diversity commitment has resulted in the hiring and promotion of a diverse workforce. In Fiscal Year 2022, 72% of our newly hired employees were racially and ethnically diverse, and over 35% were women. Also in Fiscal Year 2022, 56% of our promoted employees were racially and ethnically diverse and 44% of our promoted employees were women.
We have several employee resource groups (“ERGs”) that enhance our inclusive and diverse culture, including our overarching ED&I Council, our Black Partnership Network and our WOW! (Winning with Outstanding Women) Network. We also invite the launch of new ERGs with our ERG resource guide. We provide regular training and open employee discussions on diversity topics, including those relating to current events in our communities. In Fiscal Year 2022, we encouraged all employees to participate in an engagement survey, which included a set of ED&I questions. The questions were designed to measure employee beliefs and attitudes about the Company’s progress toward executing its ED&I strategy. We had a response rate of over 90% and the results highlighted both our successes and opportunities with respect to our ED&I practices.
We have made concerted efforts to expand the diversity of our Board and our executive leadership. Currently, of the nine non-executive members of our Board, three are women, one member is Black and one of the chairs of the Board’s Committees is a woman. Following the Matthews Retirement, our Board will be comprised of 30% women and have eight non-executive members. Our senior leadership team consists of twelve individuals, four of whom are women, two of whom are Black, one of whom is an Indigenous person, and one of whom is Asian.
We will continue to focus on recruiting and retaining women and historically underrepresented populations. We will also continue to focus on cultivating an inclusive and diverse corporate culture through continued education for all our employees, ERGs and talent development across our organization.
We strive to nurture and uphold an inclusive, diverse environment free from discrimination of any kind, including sexual or other discriminatory/ harassing behavior. We do this by setting an appropriate tone at the top with an open-door policy and robust policies/procedures such as our Code of Business Conduct and Ethics (the “Code of Ethics”) (which includes access to an anonymous hotline) as well as an internal audit function—all of which support compliance with regulations and ethical behavior. We conduct regular training on all of our corporate policies, including on our Code of Ethics and Insider Trading policies, and on topics such as workplace harassment and cybersecurity.
COMMUNITY INVOLVEMENT
The commitment by Grocery Outlet to our communities extends well beyond our offices and storefronts. We pride ourselves on giving back to local communities. In Fiscal Year 2022, through a coordinated effort with our independent operators and suppliers involving food, cash and online donations, we held our 11th Annual Independence from Hunger food drive, which supported over 400 non-profit agencies and helped reduce food insecurity and food waste within the communities in which we operate. In the eleven years Grocery Outlet has run this food drive, we and our IOs have raised over $16 million to fight food insecurity.
As an additional part of our efforts to fight hunger and minimize food waste, for decades our IOs have partnered with local food bank organizations to donate food and other items that would have otherwise been thrown away. California law SB 1383
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now formally requires, among other things, that we and our IOs in California donate a certain amount of edible food that would otherwise have been thrown away to food recovery organizations. Our IOs in California have adopted formal donor partner agreements to ensure that their regular donating activities meets the technical requirements of this new legislation.
COMPANY FOUNDATION
In 2011 we established the Touching Lives Foundation, a 501(c)(3) non-profit organization. The Foundation’s purpose is to help people within the Grocery Outlet family (i.e. employees and immediate family members of Grocery Outlet or independent operators) who have financial need resulting from a catastrophic life event. The Foundation has covered expenses, among others, related to illness, funeral expense, emergency travel, temporary housing and relocation. The Touching Lives Foundation receives financial support from the Board members, management and employees of Grocery Outlet, independent operators, an annual corporate endowment from Grocery Outlet, Inc., as well as outside donors.
Code of Business Conduct and Ethics
We have adopted a Code of Ethics applicable to all employees, executive officers and directors that addresses legal and ethical issues that may be encountered in carrying out their duties and responsibilities, including the requirement to report any conduct they believe to be a violation of the Code of Ethics. The Code of Ethics is available under the Corporate Governance tab of our Investor Relations page of our website at https://investors.groceryoutlet.com. If we ever were to amend or waive any provision of our Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions, we intend to satisfy our disclosure obligations with respect to any such waiver or amendment by posting such information on our Internet website set forth above rather than by filing a Form 8-K.
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Director Compensation
Pursuant to our non-employee director compensation policy, cash and equity compensation is paid or made, as applicable, to each member of our Board who is not an employee of us or any parent or subsidiary of us, (each, a “Non-Employee Director”). In April 2022, our Board (following benchmarking analysis from and consultation with Korn Ferry) approved an amendment to the non-employee director compensation policy (the “2022 NED Compensation Policy Amendment”).
Non-Employee Director Cash Compensation
Under our Non-Employee Director compensation policy in effect for Fiscal Year 2022, Non-Employee Directors receives the following cash compensation:
Component of Cash Retainer	Policy during Fiscal Year 2022 until 4/27/2022 ($)	Policy during Fiscal Year 2022 on and after 4/27/2022 ($)
Annual cash retainer for Board service:
Chairman	175,000	205,000
Vice Chairman	175,000	175,000
Other Non-Employee Directors	75,000	75,000
Annual cash retainer for Committee service:
Audit and Risk Committee – Chair	25,000	25,000
Audit and Risk Committee – Member	15,000	15,000
Compensation Committee – Chair	15,000	20,000
Compensation Committee – Member	10,000	10,000
Nominating and Corporate Governance Committee – Chair	10,000	20,000
Nominating and Corporate Governance Committee – Member	7,500	10,000
The annual retainers are earned on a quarterly basis based on a calendar quarter.
Under our current Non-Employee Director compensation policy, none of our directors receive separate compensation for attending meetings of our Board or any Committees. All directors are reimbursed for travel and other expenses directly related to director activities and responsibilities.
Non-Employee Director Equity Compensation
The current non-employee director compensation policy provides that each Non-Employee Director will be granted an RSU award under our 2019 Incentive Plan (the “2019 Incentive Plan”) with respect to a number of shares of our common stock having a grant date fair market value of $125,000 (rounded up to the next whole share). The number of shares underlying the annual RSU grant is calculated by dividing $125,000 by the fair market value of our common stock (which is the closing price of a share of our common stock on Nasdaq) on the annual RSU grant date. Non-Employee Directors who join the Board mid-year receive a prorated grant.
Subject to the Non-Employee Director’s continued service with us on the applicable vesting date, the annual RSU awards will generally vest in full over twelve months or in full upon a change in control. Upon vesting, the annual RSU grant will be settled in shares of our common stock within 30 days of the date on which the relevant vesting date occurs.
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Director Equity Ownership Guidelines
Our director equity ownership guidelines provide that our Non-Employee Directors are expected to achieve and maintain ownership of equity with a total value equal to five times the annual cash retainer for Board service ($75,000 for Fiscal Year 2022). Non-Employee Directors are expected to initially satisfy such guidelines within a five-year initial compliance period. As of December 31, 2022, all non-employee directors in service were either in compliance with the guidelines or within the compliance period and making appropriate progress.
For purposes of the guidelines, a director’s holdings include: (i) shares of our common stock owned separately by the director or owned either jointly or with, or separately by, his or her immediate family; (ii) shares of our common stock held in trust for the benefit of the director or his or her immediate family members; (iii) shares of our common stock purchased in the open market; (iv) shares of our common stock obtained through stock option exercises (and not thereafter sold); (v) vested but unexercised in-the-money stock options; and (vi) shares of restricted stock and RSUs, in each case, whether vested or unvested. Directors must hold 50% “net shares” (shares of our common stock remaining after any tax liability is settled) received from their equity awards until the guidelines are met.
Fiscal Year 2022 Director Compensation Table
The following table summarizes the compensation paid to or earned by our directors in Fiscal Year 2022, excluding Mr. Lindberg whose compensation is disclosed in the Summary Compensation Table.
NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)	TOTAL ($)
Kenneth W. Alterman	92,500	125,061	217,561
John E. (Jeb) Bachman	100,000	125,061	225,061
Mary Kay Haben	83,750	125,061	208,811
Thomas F. Herman	98,750	125,061	223,811
Carey F. Jaros	87,758	125,061	212,819
Norman S. Matthews	93,750	125,061	218,811
María Fernanda Mejía(3)	8,137	—	8,137
Gail Moody-Byrd	90,000	125,061	215,061
Erik D. Ragatz(4)	100,000	125,061	225,061
S. MacGregor Read, Jr.(5)	116,984	125,061	242,045
Jeffrey R. York	87,242	125,061	212,303

(1)
This column represents the dollar amount of retainers either actually paid in cash or voluntarily deferred into cash accounts under the director Deferral Plan (defined below) for Board and committee service by each director for Fiscal Year 2022. Messrs. Matthews and Read deferred all of their Fiscal Year 2022 cash compensation pursuant to the Deferral Plan. Accordingly, Mr. Matthews received 2,834 Deferred Stock Units (“DSUs”) and Mr. Read received 2,580 DSUs with respect to their Fiscal Year 2022 cash compensation. Mr. Read retired as Vice Chairman and a member of the Board effective September 1, 2022.

(2)
Amounts reported in this column represent the grant date fair value of RSUs granted. RSU awards listed in this column may be deferred under the Deferral Plan. These amounts do not reflect actual amounts that may be paid to or realized by the director. The grant date fair value of the RSUs are calculated as of the closing price of our common stock as quoted on Nasdaq on the grant date multiplied by the number of shares of our common stock subject to the award. See Note 8, Share-based Awards to our consolidated financial statements contained in our 2022 Annual Report for a discussion of all assumptions made by us in determining the grant date fair value in accordance with Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) Topic 718. Each of our non-employee directors was granted an RSU award on March 3, 2022 (with a vesting commencement date of March 1, 2022) for 3,448 shares of our common stock, pursuant to our Non-Employee Director compensation policy and the terms of the 2019 Incentive Plan. Additionally, for Fiscal Year 2022, each non-employee director was granted an additional 705 shares on May 12, 2022 in connection with the 2022 NED Compensation Policy Amendment. Pursuant to our Deferral Plan, Ms. Haben, and Messrs. Matthews, Read and Ragatz each made elections in 2021 to defer the issuance of all of their RSUs granted during Fiscal Year 2022, and in March 2023, they each received 3,448 DSUs upon vesting. As of December 31, 2022, each of our then current non-employee directors held 4,153 unvested RSUs. No option awards were held by this group.

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(3)
Ms. Mejía resigned from our Board in February 2022 in connection with her appointment to an executive role with another company.

(4)
Mr. Ragatz elected to forgo the additional annual cash retainer fee of $100,000 payable to him in connection with his service as Chairman of the Board and elected to donate the other Board and Committee annual cash retainer fees payable to him (equal to $95,000) to Grocery Outlet’s Touching Lives Foundation.

(5)
Mr. Read retired from the Board in September 2022. Accordingly, the amount shown for Mr. Read under the “Stock Awards” column was forfeited.

Director Deferral Program
On November 6, 2020, the Compensation Committee approved the Grocery Outlet Holding Corp. Directors Deferral Plan (the “Deferral Plan”). All of our current Non-Employee Directors are eligible to participate in the Deferral Plan. Under the terms of the Deferral Plan, Non-Employee Directors may elect to defer all of their annual cash compensation and/or all of the shares of our common stock issued upon settlement of their annual RSU award, in each case, in the form of DSUs credited to an account maintained by us. The number of DSUs credited in respect of annual cash compensation is determined by dividing the dollar amount of the deferred cash compensation by the fair market value of a share of our common stock on the date the cash compensation would otherwise have been paid to the director. DSUs are awarded from, and remain subject to the terms of, the 2019 Incentive Plan.
Each DSU represents the right to receive a number of shares of our common stock equal to the number of DSUs initially credited to the director’s account plus the number of DSUs credited as a result of any dividend equivalent rights (to which DSUs initially credited to a director’s account are entitled). Directors may elect that settlement of DSUs be made or commence on (i) the first business day in a year following the year for which the deferral is made, (ii) following termination of service on the Board or (iii) the earlier of (i) or (ii). Directors may elect that DSUs be settled in a single one-time distribution or in a series of up to 5 annual installments. In addition, DSU accounts will be settled upon a Change in Control (as defined in the 2019 Incentive Plan) or upon a director’s death. Notwithstanding the foregoing, with respect to Mr. Read only, he will forfeit the right to settlement of his DSUs to the extent that the DSUs would otherwise be settled upon a Change in Control that occurred prior to a specified date.
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AUDIT AND RISK COMMITTEE REPORT
Committee Membership
The Audit and Risk Committee of the Board (solely for the purpose of this report, the “Committee”) consists of John E. Bachman (Chair), Thomas F. Herman, Gail Moody-Byrd, and Jeffery R. York. The Board has determined, in accordance with applicable Nasdaq and SEC rules and regulations, that all of the Committee members are independent and able to read and understand fundamental financial statements, and Messrs. Bachman and Herman are audit committee financial experts.
Charter and Responsibilities
The Committee operates under a written charter adopted by the Board, which is available on our website at https://investors.groceryoutlet.com. The Committee reviews the charter annually and works with the Board to make any necessary amendments that may be appropriate to reflect the evolving role of the Committee.
Among other responsibilities set forth in its charter, the Committee assists the Board in overseeing our financial reporting, internal control and audit processes, monitoring our compliance with significant legal and regulatory requirements related to financial reporting and internal control, overseeing the Company’s major financial, enterprise, and certain other risk exposures and related risk mitigation policies, and evaluating the qualifications, scope of work, performance and independence of our independent registered public accounting firm. The Committee also is responsible for the engagement and establishing the terms of retention, including compensation, of our independent registered public accounting firm.
Management has the primary responsibility to establish and maintain a system of internal control over financial reporting, for the preparation, presentation and integrity of the financial statements, the reporting process and related disclosure controls and procedures, and accounting and financial reporting principles, and compliance with applicable laws and regulations. Our independent registered public accounting firm, Deloitte & Touche, LLP, is responsible for performing an independent audit of our financial statements and the effectiveness of internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and to issue reports thereon. The Committee does not provide any expert or other special assurance as to the Company’s financial statements or any expert or professional certification as to the work of our independent registered public accounting firm.
Fiscal Year 2022 Financial Statements
In the performance of its oversight function, the Committee reviewed and discussed our audited consolidated financial statements included in our 2022 Annual Report and the reporting process with the Company’s management and Deloitte, as well as Deloitte’s audit report. The Committee also reviewed and discussed Deloitte’s overall audit scope and work plan throughout the course of the audit for Fiscal Year 2022. Further, the Committee discussed with Deloitte, with and without management present, the effectiveness of our internal control over financial reporting, and reviewed and discussed Deloitte’s report on internal control. The Committee also discussed with Deloitte the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. These required communications included Deloitte’s perspective on the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments made by management, including related disclosures regarding critical accounting policies and significant accounting policies included in our 2022 Annual Report on, and critical audit matters addressed in Deloitte’s audit report. The Committee also met with senior management to discuss the processes they undertook to evaluate the accuracy and fair presentation of the Company’s consolidated financial statements and the effectiveness of the Company’s systems of disclosure controls and procedures.
Based on the review and discussions with management and Deloitte described above, the Committee recommended to the Board that the audited consolidated financial statements be included in our 2022 Annual Report on Form 10-K.
Other Reporting Matters
During Fiscal Year 2022, the Committee reviewed and discussed with management and Deloitte the unaudited quarterly financial statements included in our Quarterly Reports on Form 10-Q filed with the SEC and the matters required to be
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Audit and Risk Committee Report
discussed for an interim review by the applicable requirements of the PCAOB and SEC, our earnings press releases, our earnings guidance, and the use and presentation of non-GAAP financial information. Further, during Fiscal Year 2022, the Committee considered our critical accounting policies and significant judgements and estimates, and changes in the Company’s accounting practices, principles, controls and methodologies applicable to its financial statements. The Committee also reviewed with management and Deloitte the Company’s enterprise risk management framework, including significant risks and exposures identified by management, including cybersecurity risk, and strategies to mitigate identified risks, and the overall adequacy of effectiveness of the Company’s legal, regulatory and compliance programs.
Independence and Pre-Approval Policy
The Committee received and reviewed the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding Deloitte’s communications with the Committee concerning independence. As part of its ongoing independence evaluation of Deloitte, the Committee also evaluated the amount of non-audit service requests and approved services that we obtain from Deloitte and whether it was compatible with its independence, as well as the PCAOB’s oversight of Deloitte through the establishment of audit, quality, ethics, and independence standards and conducting audit inspections. Based on the foregoing considerations and other matters, the Committee concurred with Deloitte’s conclusion that it was independent under applicable standards.
The Committee’s policy is to pre-approve all audit and permissible non-audit services provided by Deloitte. For each proposed service, Deloitte provides the Committee with a description of the service and sufficient information to confirm Deloitte’s determination that the provision of such service will not impair independence. The Committee reviewed and pre-approved all audit and non-audit services performed by Deloitte during Fiscal Year 2022 in accordance with established procedures.
Independent Registered Public Accounting Firm Tenure and Rotation
As part of its engagement process, the Committee considers whether to rotate the independent registered public accounting firm. Deloitte has been our independent registered public accounting firm since 2007, and the Committee approved the appointment of Deloitte as our independent registered public accounting firm for the Fiscal Year 2023. In addition, the Committee oversees the process for evaluation and selection of the lead audit engagement partner every five years. In determining that the re-appointment of Deloitte was in the best interests of the Company and its stockholders, the Committee considered the following, among other matters:
•
The significant benefits from Deloitte’s extensive historical experience, including higher quality audit work and accounting advice due to Deloitte’s institutional knowledge of and familiarity with our business and operations, accounting policies and financial systems, and internal control framework;

•
Operational efficiencies and a resulting fee structure that is appropriate and reasonable relative to scope of services because of Deloitte’s history and familiarity with our business;

•
The positive assessment by management and the Committee regarding Deloitte’s performance of services during Fiscal Year 2022;

•
Deloitte’s qualifications, capabilities and expertise, evident through its audit planning and reports, industry knowledge, resources (including its subject matter experts and investment in auditing technologies) and staffing (including annual assessment of the adequacy of personnel on our account, objectivity and professional skepticism);

•
Deloitte’s rigorous process for monitoring and maintaining independence, and its transparent disclosure regarding related considerations; and

•
The quality and frequency of Deloitte’s communications to and interactions with the Committee, including the Chair, at meetings and between meetings.

Audit and Risk Committee
John E. Bachman, Chair Thomas F. Herman Gail Moody-Byrd Jeffrey R. York
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Audit and Risk Committee Report
The foregoing report of the Audit and Risk Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent the Company specifically incorporates such report by reference therein.
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OTHER AUDIT AND RISK COMMITTEE MATTERS
FEE INFORMATION
The following table sets forth fees in connection with services rendered by Deloitte & Touche LLP, the Company’s independent registered public accounting firm, for Fiscal Year 2022 and Fiscal Year 2021.
	FISCAL YEAR 2022 ($)	FISCAL YEAR 2021 ($)
Audit Fees	2,067,805	1,824,835
Audit-Related Fees	—	—
Tax Fees	292,901	245,908
All Other Fees	1,895	1,895
Total Fees	2,362,601	2,072,638
Audit Fees
Audit fees include fees for professional services rendered in connection with the annual audit of the Company’s financial statements and the review of the Company’s interim financial statements included in quarterly reports, as well as fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including comfort letters, consents, and review of registration statements filed with the SEC.
Tax Fees
Tax fees include fees for professional services rendered for tax compliance and tax consultation.
All Other Fees
All other fees include fees for a technical research tool subscription service.
AUDIT AND RISK COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
Under our Audit and Risk Committee’s charter, the Audit and Risk Committee must pre-approve all audit and other permissible non-audit services proposed to be performed by the Company’s independent registered public accounting firm. In pre-approving such services, the Committee considers whether the provision of services is consistent with maintaining the independence of the independent registered public accounting firm, including under applicable law. The Committee may delegate authority to one or more independent members to grant pre-approvals of audit and permitted non-audit services, provided that any such preapprovals will be presented to the full Committee at its next scheduled meeting.
All of the services provided by Deloitte & Touche LLP described above were approved by our Audit and Risk Committee. The Audit and Risk Committee approved a pre-approval policy for services provided by the independent registered public accounting firm. Under the policy, our Audit and Risk Committee has pre-approved the provision by the independent registered public accounting firm of certain services that fall within specified categories. Any services exceeding pre-approved cost levels or budgeted amounts, or any services that fall outside of the general pre-approved categories, require specific pre-approval by the Audit and Risk Committee.
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EXECUTIVE OFFICERS
The following table sets forth information about our executive officers as of April 24, 2023:
NAME	AGE	POSITION
Robert J. Sheedy, Jr.	48	President and Chief Executive Officer
Charles C. Bracher	50	EVP, Chief Financial Officer
Andrea R. Bortner	61	EVP, Chief Human Resources Officer
Pamela B. Burke	55	EVP, Chief Stores Officer
Steven K. Wilson	59	EVP, Chief Purchasing Officer
Calvin Chung	59	SVP, Chief Store Development Officer
Luke D. Thompson	51	SVP, General Counsel and Secretary
Set forth below is a brief description of the business experience of our executive officers. See “Board of Directors—Director Backgrounds and Qualifications” for biographical and other information for Mr. Sheedy. Our executive officers are appointed by our Board and serve until their successors have been duly appointed and qualified or their earlier resignation, retirement or other termination of service.
CHARLES C. BRACHER
EVP, Chief Financial Officer Since April 2012
Mr. Bracher previously served in roles at Bare Escentuals, Inc., a mineral cosmetics company, from 2005 to 2012, most recently as Chief Financial Officer. Mr. Bracher began his career in the Investment Banking Division of Goldman, Sachs & Co.

ANDREA R. BORTNER
EVP, Chief Human Resources Officer Since March 2020
Ms. Bortner previously served as Chief Human Resources Officer at Maxar Technologies, Inc., a space technology company, from August 2016 to October 2019 and as Chief Human Resources Officer at Catalina, an advertising and marketing company, from August 2012 to June 2016.

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Executive Officers
PAMELA B. BURKE
EVP, Chief Stores Officer Since January 2022
Ms. Burke previously served as our Interim General Counsel and Secretary from January 2022 to June 2022, our EVP, Chief Administrative Officer, General Counsel and Secretary from January 2019 to December 2021, and our General Counsel and Secretary from June 2015 to December 2018. Before joining us, Ms. Burke served in various management positions at CRC Health Group, Inc., a provider of specialized behavioral health services, most recently as Senior Vice President of Legal, HR and Risk from April 2010 to February 2015. Prior to CRC Health Group, Ms. Burke was a partner of DLA Piper.

STEVEN K. WILSON
EVP, Chief Purchasing Officer Since January 2023
Mr. Wilson previously served as our Senior Vice President, Chief Purchasing Officer from September 2020 to December 2022, as our Senior Vice President of Purchasing from February 2018 to August 2020 and as our Vice President of Purchasing from July 2006 to January 2018. Prior to being appointed Vice President of Purchasing, Mr. Wilson served in various positions of increasing responsibility with us since 1994.

CALVIN CHUNG
SVP, Chief Store Development Officer Since March 2023
Mr. Chung previously served as SVP & Chief Development Officer of Office Depot, from August 2018 to March 2023, as Senior Vice President, Global Real Estate at Levi Strauss & Co. from October 2016 to August 2018, and as Vice President, Real Estate Development—Asia at Walmart from February 2013 to October 2016. Prior to Walmart he served as Director of Property Development for Target Corporation.

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Executive Officers
LUKE D. THOMPSON
SVP, General Counsel and Secretary Since July 2022	Mr. Thompson previously served in roles at Big 5 Sporting Goods Corporation, a sporting goods retailer, from 2002 to 2022, most recently as Executive Vice President, General Counsel and Secretary.
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COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis provides an overview of the philosophy, objectives, process and components of our compensation program for the following named executive officers (collectively, our “Named Executive Officers” or “NEOs”) in Fiscal Year 2022. The compensation program for our NEOs generally is consistent with the compensation program for our other executive officers, and the Compensation Committee generally evaluates compensation programs for executive officers, including NEOs, as a group. The Compensation Committee administers our Named Executive Officer compensation program, except certain matters are administered by the full Board regarding our Chief Executive Officer.
Our Named Executive Officers are as follows:
NAME	TITLE IN FISCAL YEAR 2022
Eric J. Lindberg, Jr.(1)	Chief Executive Officer
Charles C. Bracher	EVP, Chief Financial Officer
Robert J. Sheedy, Jr.(1)	President
Pamela B. Burke(2)	EVP, Chief Stores Officer
Steven K. Wilson(3)	SVP, Chief Purchasing Officer

(1)
Effective December 31, 2022, Mr. Lindberg retired as our Chief Executive Officer, but continued his service on the Board. Effective January 1, 2023, Mr. Sheedy was appointed as President and Chief Executive Officer and Mr. Lindberg was appointed as Chairman of the Board.

(2)
Ms. Burke also served as Interim General Counsel and Secretary from January 2022 to June 2022.

(3)
Mr. Wilson was appointed as EVP, Chief Purchasing Officer effective January 1, 2023.

Executive Summary
FISCAL YEAR 2022 COMPANY PERFORMANCE
Fiscal Year 2022 was our third full year as a public company and we were pleased with our performance, which exceeded our expectations on both the top and bottom line. We manage our business for long-term sustainable growth and we are executing a strategy built on three primary growth pillars to help us achieve our mission of Touching Lives for the Better: (i) strengthening our core model; (ii) evolving our business; and (iii) expanding our reach. During Fiscal Year 2022, we made progress against these initiatives as we invested in purchasing capabilities and IO support, expanded our product assortment, increased our “share of wallet” with existing customers, and attracted new shoppers to our brand.
Our financial performance reflects strong execution as well as our continued focus on building capabilities to scale and reinvesting in our business. Financial highlights from Fiscal Year 2022 include:
•
Net sales increased by 16.2% over the prior fiscal year to $3.58 billion.

•
Comparable store sales increased 11.8%, driven by a 5.9% increase in the number of transactions combined with a 5.6% increase in average transaction size.

•
We opened 27 new stores and closed one store during the year, ending the year with 441 locations.

•
Net income increased 4.4% over the prior fiscal year to $65.1 million, or $0.65 per diluted share.

•
Adjusted EBITDA(1) (under our prior definition), increased 13.8% over the prior fiscal year to $225.9 million. Under the revised definition, adjusted EBITDA increased 17.4% to $214.7 million.

•
Adjusted net income(1) (under our prior definition) increased 13.5% over the prior fiscal year to $102.0 million, or $1.02 per adjusted diluted share. Under the revised definition, adjusted net income increased 19.4% to $93.9 million, or $0.94 adjusted diluted share.

(1)
See the Table of Contents for information regarding our non-GAAP financial measures.

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Compensation Discussion and Analysis
Our business performance in Fiscal Year 2022 significantly exceeded target performance goals, and resulted in earned AIP payouts above target and contributed to our strong achievement for PSUs in the three-year performance period ended Fiscal Year 2022.
KEY ELEMENTS OF FISCAL YEAR 2022 COMPENSATION
Substantially consistent with Fiscal Year 2021, the key elements of our NEO compensation program in Fiscal Year 2022 consisted of:
•
Base salary;

•
The AIP, an annual performance-based cash bonus generally based on our achievement of adjusted EBITDA and comparable store sales performance goals (other than for Mr. Wilson, as discussed below); and

•
Long-term equity incentives, consisting of time-vesting restricted stock units (“RSUs”) and performance-vesting stock units (“PSUs”), with the PSUs based on our achievement of revenue and adjusted EBITDA growth goals over a three-year performance period.

COMPENSATION MIX FOR NEOS
In Fiscal Year 2022, in line with our compensation philosophy that a significant portion of our executive pay be tied to company performance, approximately 83% of our Chief Executive Officer’s and 75% of our other NEO’s target total compensation was variable (or “at risk”), with value ultimately tied to either the achievement of objective corporate goals or stock price performance, or both.
The Compensation Committee believes this pay mix appropriately aligns the interests of executives with those of our stockholders. The charts below illustrate the target mix of pay (excluding benefits and perquisites) for our CEO and other NEOs for Fiscal Year 2022.
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Compensation Discussion and Analysis
FISCAL YEAR 2022 COMPENSATION DETERMINATIONS
BASE SALARY	AIP	EQUITY
✓ Reasonable and market-based merit base salary increases ✓ One promotion-based increase	✓ No change to target bonus opportunity as % of base salary ✓ Based on our performance, AIP awards were earned (141% of target) and paid to our Named Executive Officers for Fiscal Year 2022
✓
No change to target equity opportunity as % of base salary, performance metrics or mix of time-based and performance-based equity awards

✓
Our first cycle of PSUs (awarded in Fiscal Year 2020) were earned (196% of target on a combined basis) and paid to our Named Executive Officers based on our achievement of revenue and adjusted EBITDA growth goals over a three-year performance beginning with Fiscal Year 2020

THE ROLE OF STOCKHOLDER SAY-ON-PAY VOTES
We provide our stockholders with the annual opportunity to cast an advisory vote on our NEO compensation (a Say-on-Pay proposal). The Compensation Committee considered stockholder support for our NEO compensation policies and practices based on the results of our most recent Say-on-Pay proposal at the 2022 annual meeting of stockholders, and no material changes were made to such policies and practices in Fiscal Year 2022 or 2023 as a result. The Compensation Committee will continue to consider the results of future Say-on-Pay votes, including results for the current year when available, when making future compensation decisions for our NEOs.
EXECUTIVE COMPENSATION PHILOSOPHY
Our compensation philosophy is the foundation for designing our executive compensation program, as well as evaluating and improving the effectiveness of the program, and is regularly reviewed by the Compensation Committee. The following are the core elements of our executive compensation philosophy:
GOAL-ORIENTED	Our executive compensation program rewards the achievement of specific short-term (annual) and long-term financial goals, which are aligned with our operational and strategic objectives.
MARKET COMPETITIVE	Compensation levels and programs for executives, including the Named Executive Officers, should be competitive, relative to the marketplace in which we operate. It is important for us to leverage an understanding of what constitutes competitive pay in our market and build unique strategies to attract, motivate and retain the high caliber talent we require to lead, manage and successfully grow our Company.
PERFORMANCE-BASED	The majority of our executive compensation should be performance-based pay that is “at risk,” based on short-term and long-term financial goals that are key performance indicators and easily understood by investors and executives, as well as reasonably determined and measured.
INVESTOR-ALIGNED	Incentives should be structured to create a strong alignment between executives and investors on both a short-term and a long-term basis, each within our risk framework. Equity awards with long-term performance goals and vesting foster a shared culture of ownership. Our executives’ interests are aligned with those of our investors by further rewarding performance achieved above established goals.
FAIR	Pay determinations should consider internal relativity between roles as well as be perceived as fundamentally fair to all stakeholders, including employees, executives and stockholders.
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Compensation Discussion and Analysis
By incorporating these philosophies, we believe our executive compensation program is both responsive to our investors’ objectives and effective in attracting, motivating and retaining the level of talent necessary to lead, grow and manage our business successfully.
KEY PRINCIPLES OF EXECUTIVE COMPENSATION PROGRAM
When aligning our executive compensation program with our compensation philosophy, the Compensation Committee and the Company steadfastly adhere to the following best pay principles:
WHAT WE DO	WHAT WE DON’T DO
✓ Align short- and long-term incentive programs to business strategy and stockholder interests	No tax gross ups on severance or change-in-control benefits
✓ Engage periodically with our stockholders regarding our executive compensation program	Our equity plan does not allow repricing or exchange of underwater options without stockholder approval
✓ Conduct an annual risk assessment of the Company’s compensation programs, policies and practices, and have confirmed they are not reasonably likely to have a material adverse effect	No hedging or pledging of our stock
✓ Maintain a stand-alone clawback policy, as well as addressed in equity plan	No significant executive perquisites or supplemental benefits
✓ Maintain stock ownership guidelines to support the alignment of executive officer and Board interests with those of our stockholders	No dividend equivalents to executive officers paid on unvested RSU or PSU awards
✓ Our fully independent Compensation Committee retains and actively engages an independent compensation consultant	No single-trigger vesting of equity-based awards upon change in control
✓ Maintain a performance-based cash incentive plan and a PSU equity award program, each based on objective financial goals aligned with business strategy and with payout cap of 200% of target	No guaranteed bonuses, excluding limited new hire inducement
✓ Annually determine our peer group and utilize peer group and survey benchmarking data
✓ Provide an annual stockholder Say-on-Pay advisory vote
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Compensation Discussion and Analysis
Elements of Fiscal Year 2022 NEO Compensation Program
The following is a summary of the primary elements and objectives of our Fiscal Year 2022 NEO compensation program:
COMPONENT		DESCRIPTION	OBJECTIVES AND LINK TO STOCKHOLDER VALUE
Short-Term	Base Salary	Annual fixed cash compensation	Securing and retaining executives by providing stability and reflecting the market for executive talent
Annual Incentive Plan (Bonus)
Annual cash compensation based on annual financial goals
•
Bonus target as percentage of base salary

Company performance goals generally:
•
60% adjusted EBITDA

•
40% comparable store sales growth

Fiscal Year 2022 payout range for each metric: 20% (threshold) to 200% (maximum)
Pay-for-performance focus/”at risk” compensation, linking our annual financial goals and short-term performance
Long-Term	PSUs
Performance-based award that vests in a single installment on the third anniversary of the vesting commencement date and is based on two measures:
•
3-year cumulative revenue (50% weighting)

•
3-year cumulative adjusted EBITDA growth (50% weighting)

Fiscal Year 2022 payout range for each metric: 0% to 200%
Pay-for-performance focus/”at risk” compensation, incentivizing strategic long-term decision-making within our risk framework
	RSUs	Time-based award, with three equal annual instalments vesting over a three-year vesting period from the vesting commencement date	Foster a culture of ownership, aligning long-term interests of our executive officers and stockholders, within our risk framework
In addition to these key compensation elements, our Named Executive Officers are provided certain other compensation as set forth in “—Other Compensation” below.
Set forth below is detailed information regarding each element of our Fiscal Year 2022 NEO compensation program, key considerations in establishing NEO target pay, developing Fiscal Year 2022 performance goals, and determining earned pay.
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Compensation Discussion and Analysis
BASE SALARY
We pay our Named Executive Officers base salaries to compensate them for services rendered each year. Base salary is a regular, cash payment, the amount of which is based on position, experience and performance after considering the following primary factors: internal review of the executive’s compensation and the Compensation Committee’s assessment (or in the case of the Chief Executive Officer, the Board’s assessment) of the executive’s individual prior performance, as well as benchmarking data. Salary levels are typically considered annually as part of our performance review process but can be adjusted in connection with a promotion or other change in job responsibility. Merit-based increases to salaries of our Named Executive Officers are determined and approved each January or February by the Compensation Committee (or in the case of the Chief Executive Officer, by the Board) after an assessment of the performance of each executive for the completed fiscal year and effective as of the new fiscal year.
The following table summarizes the increase in annual base salaries for our Named Executive Officers for Fiscal Year 2022.
NEO	FY 2021 BASE SALARY ($)	FY 2022 BASE SALARY ($)	YOY CHANGE (%)
Eric J. Lindberg, Jr.	800,001	825,000	3.1
Charles C. Bracher	555,015	571,666	3.0
Robert J. Sheedy, Jr.	600,024	618,025	3.0
Pamela B. Burke	430,022	465,000	8.1
Steven K. Wilson	400,000	412,200	3.1
In addition to a regular market-based adjustment, Ms. Burke’s base salary increase reflected her promotion from Chief Administrative Officer and General Counsel to her current role of Chief Stores Officer, effective January 1, 2022.
FISCAL YEAR 2022 ANNUAL INCENTIVE PLAN
Our Named Executive Officers, other senior members of our management team, as well as certain other employees of the Company, are eligible to receive an annual cash bonus pursuant to our Annual Incentive Plan, referred to as our “AIP”. Our AIP is designed to create a performance-based link between executive compensation and our short-term annual financial performance. The AIP provides metrics for the calculation of annual incentive-based cash compensation against pre-determined quantitative measures within the context of our overall performance. Actual annual cash incentive awards are calculated by multiplying each Named Executive Officer’s target bonus opportunity (which is a percentage of base salary) by an overall achievement factor based on the combined weighted achievement of the applicable performance goals.
When establishing the performance goals for the AIP, the Compensation Committee approves targets that it believes are both challenging to achieve and reasonable, and that fairly incentivize participants. The Compensation Committee also establishes what it believes are stretch goals for payouts higher than target that would incentivize and reward participants for exceptional performance without any guarantee that we would meet or exceed any such metrics in the prevailing business environment. As reflected in the Summary Compensation Table of this Proxy Statement, AIP payments have varied significantly over the last three years for our Named Executive Officers and are highly correlated with Company financial performance.
We continue to deploy a unique design feature in the AIP for all participants. During Fiscal Year 2022 and prior fiscal years, we provided for the potential of interim quarterly bonus payments based on specific performance goals being achieved during the performance period that align to the AIP performance goals, with a holdback such that the aggregate quarterly payouts are less than the full year target. This feature is used to engage and retain our employees, especially in this competitive talent environment. Following the end of the performance year, any remaining earned AIP is paid. Beginning with Fiscal Year 2023, our executive officers will not participate in our quarterly payment program and will receive their respective bonus payments (if any) in the first quarter of the subsequent year.
Bonus amounts (including any interim quarterly payments thereof) are payable in a lump sum cash amount and the payments with respect to any bonus amount under the AIP are generally subject to a participant’s continued employment through the payment date. At the discretion of the Compensation Committee bonuses can also be paid in shares of our common stock, although the Compensation Committee has not utilized that feature previously and has no current plans to do so.
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Compensation Discussion and Analysis
Fiscal Year 2022 Target Bonus Opportunity
For each fiscal year, the NEOs’ annual target incentive bonuses are determined as a percentage of their base salaries and typically determined with the same timing and based on the same factors that the Compensation Committee considers in setting base salary. The following table summarizes the annual cash incentive opportunity for each of our Named Executive Officers for Fiscal Year 2022, which was unchanged from Fiscal Year 2021.
NEO	TARGET BONUS OPPORTUNITY (% OF SALARY)
Eric J. Lindberg, Jr.	100
Charles C. Bracher	60
Robert J. Sheedy, Jr.	75
Pamela B. Burke	60
Steven K. Wilson	50
Fiscal Year 2022 Achievement Factors
Overall Achievement Factor for NEOs. Consistent with our compensation risk framework, the actual bonus payout under the Fiscal Year 2022 AIP that any Named Executive Officer is eligible to receive is capped at a maximum of 200% of the NEO’s bonus target. Further, for Fiscal Year 2022, a minimum achievement of 95% of the adjusted EBITDA goal needed to be achieved before any participant could earn over 100% payout, regardless of the achievement under other AIP performance metrics.
Overall Achievement Factor for NEOs (except Mr. Wilson). Consistent with the AIP in Fiscal Year 2021, the Compensation Committee utilized adjusted EBITDA and comparable store sales growth as the two performance metrics for the Fiscal Year 2022 AIP.
(1)
See the Table of Contents for information regarding our non-GAAP financial measures. Our prior definition for adjusted EBITDA was used to establish the performance goals for the Fiscal Year 2022 AIP.

(2)
See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Operating Metrics and Non-GAAP Financial Measures” included in our Annual Report on Form 10-K for Fiscal Year 2022 for a definition of comparable stores sales growth and supplemental information.

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Compensation Discussion and Analysis
The following table sets forth the corporate performance goals that were used to calculate the annual bonus achievement factors under the Fiscal Year 2022 AIP for each of our Named Executive Officers other than Mr. Wilson.
	ADJUSTED EBITDA			COMPARABLE SALES GROWTH
	FY 2022 Adjusted EBITDA ($M)	Achievement of Target Goal (%)	Payout (%)	FY 2022 Comparable Sales Growth (%)	Achievement of Target Goal (%)	Payout (%)
Minimum	209.8	93	20	3.5	47	20
Target	225.8	100	100	7.5	100	100
Maximum	239.8	200	200	11.0	147	200
ACTUAL	225.9	100	101	11.8	157	200
Overall Fiscal Year 2022 Achievement Factor = 141%

*
For actual performance between the specified minimum, target and maximum levels, the resulting achievement percentage is adjusted on a linear interpolation basis and separately rounded.

Overall Achievement Factor for Mr. Wilson. Mr. Wilson had an additional performance metric related to a department goal, as well as different weighting of such performance metrics. For Mr. Wilson’s Fiscal Year 2022 AIP, the performance metrics and weightings were: (i) adjusted EBITDA (20% target bonus weighting), (ii) comparable store sales growth (40% target bonus weighting) and (iii) a department goal of buyer-controlled gross margin dollars (40% target bonus weighting), which is calculated by multiplying comparable store sales dollars by the portion of gross margin that is controlled by our buying group which excludes distribution costs and other adjustments. The department goal had a threshold of 96% achievement (20% payout), a target of 100% achievement (100% payout), and a maximum achievement of 103% (200% payout). For actual performance between the specified minimum, target and maximum levels, the resulting achievement percentage is adjusted on a linear interpolation basis. Beginning with Fiscal Year 2023, Mr. Wilson will participate in the same AIP as the other executive officers.
Fiscal Year 2022 Earned AIP
Fiscal Year 2022 adjusted EBITDA (as defined for the AIP) was $225.9 million, which resulted in a 101% payout for such weighted metric, and Fiscal Year 2022 comparable store sales growth was 11.8%, which resulted in a 200% payout for such weighted metric, which aggregated to an overall achievement factor of 141%. For Mr. Wilson, Fiscal Year 2022 buyer-controlled gross margin dollars were 174.1%, which resulted in a 101.3% payout for that weighted metric (which was capped at the 101% Adjusted EBITDA payout level). Accordingly, Mr. Wilson’s overall achievement factor was also 141%.
The following table summarizes Fiscal Year 2022 annual incentive awards earned based on actual performance, as compared to the target opportunity, for each of our Named Executive Officers:
NEO	FY 2022 BASE SALARY ($)	X	TARGET BONUS (%)	=	TARGET BONUS AMOUNT ($)	X	OVERALL ACHIEVEMENT FACTOR (%)	=	ACTUAL BONUS RECEIVED ($)(1)
Eric J. Lindberg, Jr.	825,000		100		825,000		141		1,161,475
Charles C. Bracher	571,666		60		343,000		141		482,891
Robert J. Sheedy, Jr.	618,025		75		463,519		141		652,564
Pamela B. Burke	465,000		60		279,000		141		392,790
Steven K. Wilson	412,200		50		206,100		141		290,017

(1)
Actual bonus received reflects a non-rounded achievement factor of 140.78%

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Compensation Discussion and Analysis
In connection with his retirement and transition to Chairman of the Board, the Board determined that Mr. Lindberg would remain eligible to receive an annual bonus pursuant to the Fiscal Year 2022 AIP as a result of his continuing service to the Company throughout 2022, even though he was no longer employed as of the bonus payment date.
LONG-TERM EQUITY INCENTIVE COMPENSATION
Each of our Named Executive Officers is provided long-term equity incentive compensation.
Fiscal Year 2022 Target Equity Opportunity
The overall value of each equity award was determined with reference to position and base salary of each NEO, with consideration of the NEO’s prior fiscal year’s performance and benchmarking data. In addition, Mr. Wilson notably had the third highest target equity opportunity due to the importance of his role in driving revenue and to compete in a highly aggressive talent market.
NEO	TARGET EQUITY OPPORTUNITY ($)	TARGET EQUITY OPPORTUNITY (% OF SALARY)
Eric J. Lindberg, Jr.	3,300,000	400
Charles C. Bracher	1,143,333	200
Robert J. Sheedy, Jr.	1,854,075	300
Pamela B. Burke	930,000	200
Steven K. Wilson	1,030,000	250
Fiscal Year 2022 Equity Awards. For Fiscal Year 2022, the Compensation Committee approved a long-term incentive program consisting of RSUs and PSUs. In Fiscal Year 2022, the Committee set the mix of long-term equity incentive value as 70% PSUs and 30% RSUs for our Chief Executive Officer and 60% PSUs and 40% RSUs for the other Named Executive Officers, thereby making performance-based compensation a significant portion of their equity compensation and target total compensation.
Fiscal Year 2022 RSU Awards. The RSUs vest over a three-year period with one-third vesting on the first three anniversaries of a specified vesting commencement date, contingent on the recipient’s continued employment with or service to us through the applicable vesting date.
Fiscal Year 2022 PSU Awards. The PSUs will be earned based on the achievement of a revenue-based performance metric (50% weighting) and an adjusted EBITDA-based performance metric (50% weighting), each over a three-year performance period. 2022 PSU Awards will use the prior definition of adjusted EBITDA as disclosed in our Annual Report on Form 10-K for Fiscal Year 2022. Any earned PSUs will vest in one installment as of the end of the performance period and contingent on continued employment with or service to us through the determination date (subject to certain proration payouts upon specified termination events or full vesting upon a termination following a change in control).
The Compensation Committee determines whether the performance metrics for PSUs have been achieved and if so, the level of achievement. The number of PSUs ultimately earned will be equal to the number of PSUs granted multiplied by the applicable percentage of actual revenue and adjusted EBITDA performance achieved compared to the performance goals, based on the weighting. Earned PSUs can range from 0% to 200% of the number of PSUs granted based on the following performance levels and percentages: below minimum (0%); minimum (50%); target (100%); and maximum (200%). Actual performance that falls between the levels of achievement will be determined using linear interpolation.
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Compensation Discussion and Analysis
Fiscal Year 2022 RSU and PSU Grants. The target equity opportunities above were divided by the closing price of our common stock ($29.01) on the grant date (March 3, 2022) to determine the number of RSUs and the number of target PSUs awarded. Accordingly, the following long-term equity awards were made to our Named Executive Officers in Fiscal Year 2022:
NEO	VALUE OF TIME-VESTING RSUs ($)	TIME-VESTING RSUs (# of shares)	VALUE OF PSUs ($)	PSUs AT TARGET (# of shares)
Eric J. Lindberg, Jr.	990,024	34,127	2,310,008	79,628
Charles C. Bracher	457,343	15,765	686,028	23,648
Robert J. Sheedy, Jr.	741,641	25,565	1,112,446	38,347
Pamela B. Burke	372,024	12,824	558,007	19,235
Steven K. Wilson	412,000	14,202	618,000	21,303
Settlement of Fiscal Year 2020 PSU Awards (FY 2020-2022 Performance Period)
The Fiscal Year 2020 PSUs vested in one installment after the three-year performance period (December 29, 2019 to December 31, 2022) based on the Compensation Committee’s determination of achievement of specified performance goals and contingent on continued employment or service with us (subject to certain proration payouts upon specified termination events or full vesting upon a termination following a change in control).
Performance Goals and Achievement Levels for Fiscal Year 2020 PSU Awards. The following table sets forth the performance goals and actual performance that were used to calculate the Fiscal Year 2020 PSUs for each of our Named Executive Officers. For actual performance between the specified minimum, target and maximum levels, the resulting achievement percentage will be adjusted on a linear interpolation basis.
	THREE-YEAR REVENUE			THREE-YEAR ADJUSTED EBITDA(*) GROWTH
	Revenue ($B)	Achievement of Target Goal (%)	Payout (%)	Adjusted EBITDA Growth (%)	Achievement of Target Goal (%)	Payout (%)
Minimum	9.1	96.8	50	25	83.3	50
Target	9.4	100.0	100	30	100.0	100
Maximum	9.7	103.2	200	35	116.7	200
ACTUAL	9.8	104.3	200	34.6	115.3	192
Overall Combined Achievement of Target = 196%

*
As provided for in the form of Performance Stock Unit Agreement for the Fiscal Year 2020 PSUs, the definition of “Adjusted EBITDA” was determined based on the definition of such metric that was publicly disclosed in our earnings release for the 2019 fiscal year ended December 28, 2019, which was the definition of the metric at the time the awards were made.

The Fiscal Year 2020 PSU combined achievement of 196% reflected Company performance under extraordinary external factors that positively impacted performance, including heightened demand related to the COVID-19 pandemic and high levels of inflation that increased the importance of our business’ value proposition.
Overall Achievement Levels for Fiscal Year 2020 PSU Awards. In March 2023, the Compensation Committee determined our performance achievement applicable to the Fiscal Year 2020 PSUs. Three-year revenue was $9.8 billion, which resulted in a 200% payout for that weighted metric, and three-year adjusted EBITDA growth was 34.6%, which resulted in a 192% payout for that weighted metric. Therefore, earned Fiscal Year 2020 PSUs represented a combined achievement of 196% of the target PSUs granted.
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Compensation Discussion and Analysis
Fiscal Year 2020 Earned PSUs. The above achievement levels resulted in the following earned Fiscal Year 2020 PSUs for our Named Executive Officers:
NEO	FY 2020 PSUs (Target)	FY 2020 Earned PSUs
Eric J. Lindberg, Jr.	58,650	114,954
Charles C. Bracher	17,518	34,336
Robert J. Sheedy, Jr.	23,713	46,478
Pamela B. Burke	13,574	26,606
Steven K. Wilson	13,556	26,570
Compensation Levels and Benchmarking
We benchmark our executive compensation against a peer group of public companies that we believe we compete for executive talent as well as general retail market survey data from Korn Ferry, the Compensation Committee’s independent consultant. Such benchmarking by the independent members of the Board (for our Chief Executive Officer) and Compensation Committee (for the other Named Executive Officers) focuses on target total direct compensation (“TDC”), which consists of base salary, the target annual incentive bonus opportunity and the target long-term equity incentive opportunity. While the Board and the Compensation Committee do not benchmark individual compensation components, they generally use the 50th percentile of TDC as a reference point. Additionally, we evaluate TDC levels taking into account internal equity considerations (including position, responsibility and contribution), as well as the appropriate pay mix for a particular position.
The peer group is periodically evaluated and updated to ensure the companies in the group remain relevant to us based on our changing size, changing dynamics in the market in which we compete for executive talent and other factors. In assessing the appropriateness of peer companies, the Compensation Committee primarily considered annual revenue and market capitalization for our peer group in Fiscal Year 2022. The Company approximated 55% of the peer companies for revenue and 40% of the peer companies for market capitalization. The Compensation Committee also took into account the following factors: number of stores, EBITDA, net income, industry peers (companies in grocery and discount retail), non-industry peers (broader retail, talent market that represents the market for executive talent for our company or growth-oriented companies), and the peer groups used by proxy advisory firms.
The peer group of 17 companies which, along with broader market survey data, were used for benchmarking purposes in Fiscal Year 2022 is set forth below.
✓ At Home Group Inc.	✓ Floor & Décor Holdings, Inc.	✓ RH
✓ Bloomin’ Brands, Inc.	✓ Lululemon Athletica Inc.	✓ Sleep Number Corporation
✓ Brinker International, Inc.	✓ National Vision Holdings, Inc.	✓ Sprouts Farmers Market, Inc.
✓ Carter’s Inc.	✓ Ollie’s Bargain Market Holdings, Inc.	✓ Texas Roadhouse, Inc.
✓ Deckers Outdoor Corporation	✓ Petco Health and Wellness Company, Inc.	✓ Weis Markets, Inc.
✓ Five Below, Inc.	✓ PriceSmart, Inc.
The following changes were made to the Fiscal Year 2022 peer group from the Fiscal Year 2021 peer group based on the criteria noted above: (i) Bloomin’ Brands, Inc. and Petco Health and Wellness Company, Inc. were added; and (ii) The Aaron’s Company and Dunkin’ Brands Group, Inc. were removed.
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Compensation Discussion and Analysis
Process and Roles for Determining Compensation
The independent members of the Board set the compensation of the Chief Executive Officer after reviewing his performance against pre-established annual goals, the Company’s overall performance, market data and other factors it deems relevant. The Board seeks to tie a substantial portion of the Chief Executive Officer’s compensation directly to the performance of our business under his leadership. As discussed below under “—Employment Arrangements with Named Executive Officers—Agreement with Mr. Lindberg,” we had an employment agreement with Mr. Lindberg effective in Fiscal Year 2022 (our Chief Executive Officer during Fiscal Year 2022), which addresses certain elements of his compensation and benefits package.
The Compensation Committee sets the compensation of each of the other Named Executive Officers. During that process, the Compensation Committee seeks the input of the Chief Executive Officer and the Chief Human Resource Officer. At the end of each year, the Chief Executive Officer reviews a self-assessment prepared by each Named Executive Officer and assesses the Named Executive Officer’s performance against the business unit (or area of responsibility) and individual goals and objectives, as well the potential for advancement. The Compensation Committee then considers the Chief Executive Officer’s assessment, the Company’s overall performance, benchmarking data and other factors it deems relevant, and reviews and approves the compensation for each Named Executive Officer.
No NEO provides input or participates in the deliberation of the Board or Compensation Committee with respect to their own compensation.
The Compensation Committee determined to re-engage Korn Ferry as its independent compensation consultant for Fiscal Year 2022 and approved the terms of the engagement. Representatives of Korn Ferry attend each regular Compensation Committee meeting. Korn Ferry provided recommendations on an appropriate peer group and general retail market survey data to assist in benchmarking TDC for all Named Executive Officers (including for Mr. Lindberg), as well as detailed market information on the elements and design of the Named Executive Officer compensation programs.
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Compensation Discussion and Analysis
The key roles for determining market-based and competitive compensation programs and then awarding the compensation components are as follows:
ROLE	RESPONSIBILITY
Full Board	✓ Approve new equity incentive plans and share pool increases under existing equity plans (subject to stockholder approval)
Independent Members of Board
✓
Establish the annual salary, and the annual cash incentive award targets and payouts and annual target equity compensation for our Chief Executive Officer

✓
Review succession planning for our Chief Executive Officer and senior executive team

Compensation Committee
✓
Oversee our employee compensation and benefit programs

✓
Seek to ensure that the total compensation paid to our Named Executive Officers as well as our other senior officers is fair, competitive, performance-based and financially efficient

✓
Establish annual base salaries and annual cash incentive award targets and payouts for our executive officers (other than our Chief Executive Officer) and approve equity awards (which may be done by a subcommittee of the Compensation Committee)

✓
Periodically review and make recommendations to the Board with respect to the adoption of, or amendments to, all equity-based incentive compensation plans for employees, and cash-based incentive plans for executive officers

✓
Evaluate our employee compensation programs to determine whether the relationship between the incentives associated with these plans and the level of risk-taking in response to such incentives is reasonably likely to have a material adverse effect on us

✓
Periodically engage with stockholders regarding our executive officer compensation programs

Independent Consultant
✓
Serve as the independent members of the Board’s and the Compensation Committee’s independent advisor, to review the competitiveness of compensation provided to the Chief Executive Officer and other executive officers and provide the Compensation Committee with an executive compensation assessment, peer group and general retail market survey data analysis, and review of our annual Compensation Discussion and Analysis and related compensation disclosures

✓
Provide analyses that inform the decisions of the Compensation Committee and the independent members of the Board without deciding or approving any compensation decisions

✓
Independently meet with the Compensation Committee in executive session during each regularly scheduled meeting each year, to the extent requested (and, independently meet once per year with the independent members of the Board to discuss Chief Executive Officer compensation)

CEO
✓
Establish strategic direction and goals, supported by the executive compensation programs, which are then reviewed and approved by the Compensation Committee and Board, as applicable

✓
Evaluate executive officer performance and develop recommendations for compensation aligned to the compensation philosophy and compensation and benefits programs, excluding his own compensation

RISK CONSIDERATIONS
In establishing and reviewing our executive compensation program for Fiscal Year 2022, the Compensation Committee concluded that the Company’s employee compensation programs and policies did not encourage unnecessary or excessive risk-taking that would be reasonable likely to result in a material adverse effect on us. See the section entitled “Corporate Governance and Board Matters—Board of Directors—Board and Committee’s Role in Oversight of Risk Management” above for an additional discussion of risk considerations.
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Compensation Discussion and Analysis
Employment Arrangements with NEOs
AGREEMENT WITH MR. LINDBERG
On October 7, 2014, we entered into an Amended and Restated Executive Employment Agreement with Mr. Lindberg, pursuant to which he agreed to serve as a Co-Chief Executive Officer, which continued in effect when he became Chief Executive Officer. In consideration for the benefits provided to Mr. Lindberg, the employment agreement contains non-competition covenants during the term of the agreement as well as confidentiality and employee non-solicitation covenants. See “Potential Payments Upon Termination or Change in Control” for additional information on the terms of this agreement. Other than the agreement with Mr. Lindberg, we had no employment agreements with any of our Named Executive Officers that were effective in Fiscal Year 2022. Effective December 31, 2022, Mr. Lindberg retired as our Chief Executive Officer, but continued his service on the Board.
AGREEMENT WITH MR. SHEEDY
In connection with Mr. Lindberg’s retirement as Chief Executive Officer, effective December 31, 2022, the Board appointed Mr. Sheedy as President and Chief Executive Officer, effective January 1, 2023. In connection with that appointment, we entered into an Employment Agreement with Mr. Sheedy pursuant to which he agreed to serve as President and Chief Executive Officer and a member of the Board. The independent members of the Board consulted with Korn Ferry in determining Mr. Sheedy’s initial compensation arrangement (in Mr. Sheedy’s capacity as Chief Executive Officer), including obtaining a market-based assessment and analysis. The compensation for Mr. Sheedy was developed using, among other factors, current market conditions for a chief executive officer in similarly situated companies. The agreement also contains specified severance benefits upon certain terminations of employment. In consideration of the benefits provided to Mr. Sheedy, the employment agreement contains non-competition covenants during the term of the agreement as well as confidentiality and employee non-solicitation covenants. See “Potential Payments Upon Termination or Change in Control” for additional information on the terms of this agreement.
EXECUTIVE SEVERANCE PLAN
On November 9, 2020, based on the recommendation of Korn Ferry, and after reviewing peer company and general retail market practices, the Compensation Committee adopted the Grocery Outlet Holding Corp. Executive Severance Plan (the “Executive Severance Plan”) to provide severance benefits to certain eligible employees of the Company and its affiliates who experience a termination of employment under the conditions described in the Executive Severance Plan. Eligible employees under the Executive Severance Plan in Fiscal Year 2022 included all of our Named Executive Officers, other than Mr. Lindberg due to his employment agreement. Mr. Sheedy was an eligible participant during Fiscal Year 2022, but will not be eligible in Fiscal Year 2023 due to his employment agreement. The purposes of the Executive Severance Plan, among others, are to assist us in attracting and retaining executives by providing a level of protection against involuntary job loss and to provide appropriate incentives to executives to maintain ongoing alignment with stockholder interests. Eligible employees who receive severance benefits under the Executive Severance Plan will be bound by certain restrictive covenants in favor of the Company, including confidentiality, non-disparagement and non-solicitation covenants. See “Potential Payments Upon Termination or Change in Control” for additional information.
Other Compensation
BENEFITS
We provide various employee benefit programs to our Named Executive Officers, including medical, vision, dental, life insurance, accidental death & dismemberment, long-term disability, short-term disability, health savings accounts and wellness programs. These common benefit programs are generally available to all of our employees on a non-discriminatory basis.
401(K) PLAN AND DISCRETIONARY PROFIT-SHARING PROGRAM
We maintain a defined contribution pension plan (the “401(k) Plan”) for all full-time employees, including our Named Executive Officers, with at least three months of service. The 401(k) Plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). The 401(k) Plan provides that each participant may contribute up to 60% of his or her salary up to the legally allowed maximum amount.
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Compensation Discussion and Analysis
Additionally, our 401(k) Plan allows for discretionary employer contributions. We refer to our contributions to the 401(k) Plan as our “Profit-Sharing Program.” Under this program, any employee who meets the eligibility requirements, which includes, among others, one year of continuous employment with us, is eligible to receive Company contributions to their 401(k) account generally based on (i) the Company’s profitability during a given year and (ii) a percentage of their salary (in accordance with IRS rules, if a participant has a base salary greater than $305,000 in 2022, then $305,000 is used as the base salary for the purposes of this latter calculation). Company contributions generally vest over a period of six years (however, beginning with Fiscal Year 2023, contributions will vest over four years). The amount of these contributions earned by the Named Executive Officers are disclosed in the “All Other Compensation” column of the Summary Compensation Table; however, no contributions were made to our Named Executive Officers for Fiscal Year 2022.
2016 AND 2018 DIVIDENDS ON OPTIONS
As previously disclosed in our proxy statement for the 2021 annual meeting of stockholders, we declared cash dividends in respect of our outstanding common stock in 2016 and 2018. Pursuant to the terms of the 2014 Stock Plan, our Board was required to make an equitable adjustment to all outstanding options in connection with the payment of the extraordinary dividend.
As disclosed in the Summary Compensation Table below, Ms. Burke was the only Named Executive Officer during Fiscal Year 2022 holding outstanding options required to be equitably adjusted in connection with the payment of the extraordinary dividend.
Other Equity-Related Policies
STOCK OWNERSHIP GUIDELINES
The Compensation Committee approved stock ownership guidelines for our management team. Pursuant to the guidelines, each of our executives with a title of Vice President and above is required to own shares of our common stock having an aggregate fair market value equal to or greater than a multiple of their base salary as set forth below (each as measured with reference to the base salary payable to each executive in the immediately preceding calendar year):
TITLE	MULTIPLE OF BASE SALARY
Chief Executive Officer	Five
Executive Vice President (EVP)	Three
Senior Vice President and Vice President	Two
For purposes of the guidelines, the base salary payable will include all base salary payable in a given calendar year (even if the payment of which is deferred to a later calendar year). For purposes of the guidelines, an executive’s holdings include: (i) shares of our common stock owned separately by the executive or owned either jointly or with, or separately by, his or her immediate family; (ii) shares of our common stock held in trust for the benefit of the executive or his or her immediate family members; (iii) shares of our common stock purchased on the open market; (iv) shares of our common stock obtained through stock option exercises (and not thereafter sold); (v) vested but unexercised stock options; and (vi) shares of restricted stock and restricted stock units, in each case, whether vested or unvested; however, unvested PSUs are not included when calculating holdings. Executives have five years to attain the specified level of equity ownership. Executives must hold 50% “net shares” (shares of our common stock left after the tax liability is settled) received from their equity awards until the guidelines are met. Our Board may waive compliance with the guidelines on a case-by-case basis where these guidelines would place a severe hardship on an individual, but it is anticipated that waivers will be rare.
All of our Named Executive Officers already maintain an equity ownership position, through direct stock ownership and/or the ownership of stock option and RSU awards that meets the requirements of this policy.
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Compensation Discussion and Analysis
SECURITIES TRADING POLICY
Our securities trading policy is designed to inform, educate and create reasonable processes to prevent the Company and its directors, officers, employees and other specified persons from insider trading violations and the appearance of any related improper conduct. Our securities trading policy specifically prohibits, among other things all directors, officers and other employees from speculating in our stock, including trading in options, warrants, puts and calls, or similar derivative securities, selling our stock short and participating in hedging transactions. Our policy also prohibits our directors, officers and certain other employees from pledging our stock as collateral for a loan. Our policies with respect to trading plans that comply with Rule 10b5-1 under the Exchange Act are included in our securities trading policy.
CLAWBACK POLICIES
In the event that the Compensation Committee determines, in its discretion, that any fraud, willful misconduct or gross negligence by a current or former “Officer” (as that term is defined in Rule 16a-1(f) under the Exchange Act) caused or contributed, directly or indirectly, to the restatement of our reported financial results, our clawback policy empowers our Compensation Committee to seek recovery of or cancel any “Overpayment”, which is defined as the difference between (i) any incentive compensation paid, granted, vested, settled or accrued based on the belief that the Company, had met or exceeded performance goals that would not have been met had the financial information been accurate, and (ii) the incentive compensation which the Officer would have been paid or awarded based on the accurate financial information or restated results, as applicable. The Compensation Committee has discretion whether to seek recoupment, taking into account any factors as it deems appropriate. The 2019 Incentive Plan and AIP incorporate by reference any Company clawback policy into such plans.
In addition, the 2019 Incentive Plan provides that (i) if a participant receives any amount in excess of the amount the participant should have received under the terms of an award for any reason (including financial restatement, mistake in calculation or administrative error) or (ii) if the Compensation Committee determines a participant has engaged in specified detrimental activity (including the disclosure of proprietary or confidential information, activity that would be grounds for a for-cause termination, a breach of restrictive covenants, or fraud or contributing to any financial restatements or irregularities), then it may cancel all outstanding equity awards and require the repayment of any gain realized on the vesting or exercise of equity awards.
In February 2023, pursuant to a rule issued by the U.S. Securities and Exchange Commission, Nasdaq proposed a new listing standard that requires listed companies to adopt a compensation recovery policy that meets certain minimum requirements. The Compensation Committee will amend our current clawback policy to meet the requirements of the new listing standard when required, which is expected no later than first quarter 2024.
TIMING OF EQUITY AWARDS
The Compensation Committee does not coordinate the timing of equity awards to executive officers or employees with the release of material non-public information. Annual equity awards generally are made in the first quarter of each fiscal year during an open window period. New hire equity awards to executive officers are made shortly after commencement of employment.
Tax and Accounting Implications
The Compensation Committee operates its compensation programs with the good faith intention of complying with Section 409A of the Code. We account for equity-based compensation with respect to our long-term equity incentive award programs in accordance with the requirements of FASB Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or FASB ASC Topic 718.
The employment agreements with Messrs. Lindberg and Sheedy, the Executive Severance Plan and certain incentive plans and agreements may entitle participants to receive payments in connection with a change in control that may result in excess parachute payments. Section 280G of the Code prohibits the company from deducting the portion of the parachute payments constituting “excess parachute payments” and Section 4999 of the Code imposes on the payee a 20% excise tax on the excess parachute payments. For this purpose, parachute payments generally are defined as payments to specified persons that are contingent upon a change in control in an amount equal to or greater than three times the person’s base amount (i.e., the
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Compensation Discussion and Analysis
five-year average Form W-2 compensation). The excess parachute payments equal the portion of the parachute payments that exceeds one times the payee’s base amount. We are not obligated to pay any tax gross-ups with respect to the excise tax imposed on any person who received excess parachute payments, although our plans and agreements may contain provisions to limit or prevent parachute payments.
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
Section 162(m) of the Code generally prohibits public companies from taking a tax deduction for compensation paid in excess of $1,000,000 to certain executive officers. Prior to its amendment as implemented by the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), Section 162(m) of the Code provided an exception from the compensation deduction limitations for compensation that was considered “qualified performance-based compensation” under the applicable regulations. Section 162(m) of the Code also provides that a company that becomes public in connection with an IPO is exempt from applying the compensation deduction limitations for a specified period of time following its IPO (the “IPO Transition Period”). The Tax Act’s amendment of Section 162(m) of the Code, among other things, eliminated, beginning in 2018, the exception to the compensation deduction limitations for “qualified performance-based compensation,” other than in limited circumstances. The IPO Transition Period for an IPO effectuated prior to December 20, 2019, was not impacted by the Tax Act’s amendments to Section 162(m) of the Code.
The Company completed its IPO in June of 2019 and is currently operating within its IPO Transition Period with respect to certain of its executive compensation plans. Accordingly, any payments made under these incentive compensation plans following the expiration of the Company’s IPO Transition Period to employees covered by Section 162(m) of the Code will be subject to the compensation deduction limitations set forth in Section 162(m) of the Code. In order to maintain flexibility, the Compensation Committee retains the authority to authorize compensation that may not be deductible if the Compensation Committee believes doing so is in the best interests of the Company.
NONQUALIFIED DEFERRED COMPENSATION
Section 409A of the Code requires that nonqualified deferred compensation be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities, penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is our intention to design and administer our compensation and benefits plans and arrangements for all of our employees and other service providers, including our named executive officers, so that they are either exempt from, or satisfy the requirements of, Section 409A.
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COMPENSATION COMMITTEE REPORT
We have reviewed and discussed the Compensation Discussion and Analysis in this Proxy Statement with management. Based on our review and discussion with management, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement and our Annual Report on Form 10-K for Fiscal Year 2022.
Compensation Committee
Kenneth W. Alterman, Chair
Carey F. Jaros
Norman S. Matthews
Erik D. Ragatz
The foregoing report of the Compensation Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.
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NAMED EXECUTIVE OFFICER COMPENSATION TABLES
Summary Compensation Table in Fiscal Years 2022, 2021 and 2020
The following table summarizes the total compensation earned by our Named Executive Officers for the fiscal years indicated. We have omitted from this table the columns for Change in Pension Value and Nonqualified Deferred Compensation Earnings, because no Named Executive Officer received such types of compensation during the fiscal years covered.
NAME AND PRINCIPAL POSITION	FISCAL YEAR	SALARY ($)(1)	STOCK AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	ALL OTHER COMPENSATION ($)(4)	TOTAL ($)
Eric J. Lindberg, Jr. Chief Executive Officer	2022	824,039	3,300,033	1,161,475	44,740	5,330,287
	2021	798,943	3,200,036	—	9,985	4,008,965
	2020	771,635	3,090,028	1,545,000	45,360	5,452,022
Charles C. Bracher Chief Financial Officer	2022	571,026	1,143,371	482,891	45,732	2,243,020
	2021	554,375	1,110,081	—	1,860	1,666,317
	2020	537,776	1,076,785	646,055	45,360	2,305,977
Robert J. Sheedy, Jr. President	2022	617,333	1,854,087	652,564	45,520	3,169,504
	2021	599,369	1,800,116	—	1,860	2,401,345
	2020	581,731	1,457,571	874,501	45,360	2,959,163
Pamela B. Burke Chief Stores Officer	2022	466,345	930,032	392,790	59,472	1,848,639
	2021	429,528	860,088	—	16,784	1,306,400
	2020	416,706	834,373	500,608	120,563	1,872,250
Steven K. Wilson(5) Chief Purchasing Officer	2022	411,538	1,030,000	290,017	44,740	1,776,295
	2021	399,039	1,000,045	—	2,532	1,401,615

(1)
Amounts reported in the “Salary” column represent the base salary earned by each Named Executive Officer during the fiscal year covered. For a description of salary increases see “Compensation Discussion and Analysis”

(2)
Amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of PSUs and RSUs granted. See the “Grants of Plan-Based Awards Table” for further information on the number of PSUs and RSUs granted to our Named Executive Officers in Fiscal Year 2022. These amounts reflect the grant date fair value of the awards (and for the PSUs, the grant date fair value at target), and do not correspond to the actual value that may be realized by the Named Executive Officer. The grant date fair value of the PSUs and RSUs are calculated as of the closing price of our common stock as quoted on Nasdaq on the grant date multiplied by the number of shares of our common stock subject to the award. See Note 7, Share-based Awards to our consolidated financial statements contained in our 2022 Annual Report for a discussion of all assumptions made by us in determining the grant date fair value in accordance with FASB ASC Topic 718. For the PSUs granted in Fiscal Year 2022, the amounts reported are based on target achievement, which was the probable outcome of the related performance conditions as of the grant date. The aggregate grant date fair value of these awards, assuming achievement at the target and the maximum level of performance (the latter of which is 200% of the target amount) is shown in the chart below for each Named Executive Officer.

NEO	GRANT DATE FAIR VALUE OF PSUS GRANTED IN 2022 AT TARGET PERFORMANCE ($)	GRANT DATE FAIR VALUE OF PSUS GRANTED IN 2022 AT MAXIMUM PERFORMANCE ($)
Eric J. Lindberg, Jr.	2,310,008	4,620,017
Charles C. Bracher	686,028	1,372,057
Robert J. Sheedy, Jr.	1,112,446	2,224,893
Pamela B. Burke	558,007	1,116,015
Steven K. Wilson	618,000	1,236,000

(3)
Amounts reported in the “Non-Equity Incentive Plan Compensation” column represent the annual incentive bonus amounts earned by each Named Executive Officer pursuant to the AIP during the fiscal year covered. No amounts were earned for Fiscal Year 2021.

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Named Executive Officer Compensation Tables
(4)
Amounts reported in the “All Other Compensation” column represent the following with respect to each Named Executive Officer in the Fiscal Year 2022:

NEO	PROFIT SHARING CONTRIBUTION UNDER THE 401(K) PLAN ($)	HEALTH SAVING ACCOUNT CONTRIBUTION ($)	COMPANY-PAID GROUP TERM LIFE INSURANCE ($)	OTHER(I) ($)
Eric J. Lindberg, Jr.	42,700	1,500	540	—
Charles C. Bracher	42,700	1,500	540	992
Robert J. Sheedy, Jr.	42,700	1,500	540	780
Pamela B. Burke	42,700	1,500	540	14,732
Steven K. Wilson	42,700	1,500	540	—

(i)
For Messrs. Bracher and Sheedy, “Other” represents a $992 and $780 bonus, respectively, as well as a tax gross-up amount on such bonuses, in recognition of their respective 10th anniversary with the Company. These awards were made as part of our employee recognition program for all employees where anniversary awards are provided based on significant milestones For Ms. Burke, “Other” represents lump sum cash payments in connection with the payment of the 2018 Dividends relating to the vesting of her time-based options.

(5)
Mr. Wilson was not a Named Executive Officer in Fiscal Year 2020 and therefore his compensation information for such fiscal year is not included herein.

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Named Executive Officer Compensation Tables
Grants of Plan-Based Awards in Fiscal Year 2022
The following table provides information with respect to grants of plan-based awards to our Named Executive Officers in 2022 under our AIP and 2019 Incentive Plan.
			ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS(3)	GRANT DATE FAIR VALUE OF STOCK AWARDS ($)(4)
NAME	GRANT DATE	TYPE OF AWARD	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Eric J. Lindberg, Jr.	N/A	Performance-Based Cash Award (AIP)	165,000	825,000	1,650,000	—	—	—	—	—
	3/3/2022	Performance-Based Restricted Stock Unit	—	—	—	19,907	79,628	159,256	—	2,310,008
	3/3/2022	Time-Based Restricted Stock Unit	—	—	—	—	—	—	34,127	990,024
Charles C. Bracher	N/A	Performance-Based Cash Award (AIP)	68,600	343,000	685,999	—	—	—	—	—
	3/3/2022	Performance-Based Restricted Stock Unit	—	—	—	5,912	23,648	47,296	—	686,028
	3/3/2022	Time-Based Restricted Stock Unit	—	—	—	—	—	—	15,765	457,343
Robert J. Sheedy, Jr.	N/A	Performance-Based Cash Award (AIP)	92,704	463,519	927,038	—	—	—	—	—
	3/3/2022	Performance-Based Restricted Stock Unit	—	—	—	9,587	38,347	76,694	—	1,112,446
	3/3/2022	Time-Based Restricted Stock Unit	—	—	—	—	—	—	25,565	741,641
Pamela B. Burke	N/A	Performance-Based Cash Award (AIP)	55,800	279,000	558,000	—	—	—	—	—
	3/3/2022	Performance-Based Restricted Stock Unit	—	—	—	4,809	19,235	38,470	—	558,007
	3/3/2022	Time-Based Restricted Stock Unit	—	—	—	—	—	—	12,824	372,024
Steven K. Wilson	N/A	Performance-Based Cash Award (AIP)	41,200	206,000	412,000	—	—	—	—	—
	3/3/2022	Performance-Based Restricted Stock Unit	—	—	—	5,326	21,303	42,606	—	618,000
	3/3/2022	Time-Based Restricted Stock Unit	—	—	—	—	—	—	14,202	412,000

(1)
See “Compensation Discussion and Analysis—Elements of Fiscal Year 2022 NEO Compensation Program” for a description of our annual performance-based cash bonus plan. The amounts in the “Target” column represent the target amounts available under the Fiscal Year 2022 AIP with respect to each Named Executive Officer. For purposes of this table, the “Threshold” amount shown represents an assumption that the Company achieves only the threshold level of adjusted EBITDA performance.

(2)
The PSUs vest (if at all) based on achievement of performance goals over a three-year performance period.

(3)
The RSUs vest in three equal annual installments on the three anniversary dates following the vesting commencement date.

(4)
The amounts included in this column represent the grant date fair value of equity awards granted to our Named Executive Officers under the 2019 Incentive Plan, computed in accordance with FASB ASC Topic 718. The grant date fair value of the PSUs and RSUs are calculated as of the closing price of our common stock as quoted on Nasdaq on the grant date multiplied by the number of shares of our common stock subject to the award. The grant date fair value of the PSUs was computed based upon target achievement, which was the probable outcome of the performance conditions as of the grant date. See footnote 2 to the Summary Compensation Table.

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Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards
Our Compensation Discussion and Analysis section of this Proxy Statement describes all material factors necessary to understand and give context to the information in the two preceding tables for Fiscal Year 2022.
In March 2023, the Compensation Committee determined our performance achievement applicable to the Fiscal Year 2020 PSUs. Three-year revenue was $9.8 billion, which resulted in a 200% payout for that weighted metric, and three-year adjusted EBITDA growth was 34.6%, which resulted in a 192% payout for that weighted metric. Therefore, earned Fiscal Year 2020 PSUs represented a combined achievement of 196% of the target PSUs granted. See Our Compensation Discussion and Analysis section of this Proxy Statement for additional information.
For Fiscal Years 2022 and 2020, each of our NEOs received profit-sharing contributions under our 401(k) Plan, which are included under “All Other Compensation” in the Summary Compensation Table. No payments under this program were made for Fiscal Year 2021.
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Outstanding Equity Awards at 2022 Fiscal Year End
The following table includes certain information with respect to outstanding equity awards held by our Named Executive Officers as of December 31, 2022. All specified vesting dates noted below are subject to continued employment or service with us through the applicable vesting date for stock options and RSUs, and through the Compensation Committee’s determination date of achievement for PSUs.
		OPTION AWARDS				STOCK AWARDS
NAME	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(1)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(1)
Eric J. Lindberg, Jr.	10/21/2014	477,565	—	3.81	10/21/2024	—	—	—	—
	10/21/2014	1,332,614	—	7.13	10/21/2024	—	—	—	—
	6/19/2019	—	210,450(2)	22.00	6/19/2029	—	—	—	—
	5/13/2020	—	—	—	—	8,379(3)	244,583	117,300(4)	3,423,987(4)
	3/4/2021	—	—	—	—	18,054(3)	526,996	63,188(4)	1,844,458(4)
	3/3/2022	—	—	—	—	34,127(3)	996,167	159,256(4)	4,648,683(4)
Charles C. Bracher	11/25/2014	53,365	—	3.81	11/25/2024	—	—	—	—
	11/25/2014	78,247	—	7.13	11/25/2024	—	—	—	—
	6/19/2019	—	91,195(2)	22.00	6/19/2029	—	—	—	—
	5/13/2020	—	—	—	—	3,893(3)	113,637	35,036(4)	1,022,701(4)
	3/4/2021	—	—	—	—	8,351(3)	243,766	18,788(4)	548,422(4)
	3/3/2022	—	—	—	—	15,756(3)	460,180	47,296(4)	1,380,570(4)
Robert J. Sheedy, Jr.	11/25/2014	10,389	—	3.81	11/25/2024	—	—	—	—
	6/19/2019	—	91,195(2)	22.00	6/19/2029	—	—	—	—
	5/13/2020	—	—	—	—	5,270(3)	153,831	47,426(4)	1,384,365(4)
	3/4/2021	—	—	—	—	13,542(3)	395,291	30,467(4)	889,332(4)
	3/3/2022	—	—	—	—	25,565(3)	746,242	76,694(4)	2,238,698(4)
Pamela B. Burke	3/31/2017	7,015	—	8.57	3/31/2027	—	—	—	—
	12/26/2018(5)	10,284	9,821	11.64	12/26/2028	—	—	—	—
	12/26/2018	34,105	—	11.64	12/26/2028	—	—	—	—
	6/19/2019	—	63,135(2)	22.00	6/19/2029	—	—	—	—
	5/13/2020	—	—	—	—	3,017(3)	88,066	27,148(4)	792,450(4)
	3/4/2021	—	—	—	—	6,470(3)	188,859	14,557(4)	424,919(4)
	3/3/2022	—	—	—	—	12,824(3)	374,333	38,470(4)	1,122,939(4)
Steven K. Wilson	11/25/2014	5,522	—	3.81	11/25/2024	—	—	—	—
	11/25/2014	26,495	—	7.13	11/25/2024	—	—	—	—
	6/19/2019	—	56,120(2)	22.00	6/19/2029	—	—	—	—
	5/13/2020	—	—	—	—	3,013(3)	87,949	27,112(4)	791,399(4)
	3/4/2021	—	—	—	—	7,523(3)	219,596	16,926(4)	494,070(4)
	3/3/2022	—	—	—	—	14,202(3)	414,556	42,606(4)	1,243,669(4)

(1)
The amounts shown in this column represents the number of shares of our common stock that have not vested multiplied by $29.19, the closing price per share of our common stock on December 30, 2022, the last trading day of Fiscal Year 2022.

(2)
Represent unvested time-vesting options, which vest and become exercisable in one installment on the fourth anniversary of the grant date.

(3)
Each RSU vests in three equal annual installments over the three-year period measured from the vesting commencement date of March 1, 2020 (for Fiscal Year 2020 grants), March 1, 2021 (for Fiscal Year 2021 grants), or March 1, 2022 (for Fiscal Year 2022 grants).

(4)
The number and market value of the PSUs reported for Fiscal Year 2020 grants reflect maximum performance because performance through December 31, 2022, the last day of Fiscal Year 2022, was tracking above the target payout level. Earned Fiscal Year 2020 PSUs represented a combined achievement of 196% of the target PSUs granted. See Our Compensation Discussion and Analysis section of this Proxy Statement for additional information. The number and market value of the PSUs reported for Fiscal Year 2021 grants reflect target performance because performance through the last day of Fiscal Year 2022, was tracking above threshold but below the target payout level. The number and market value of the PSUs reported for

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Fiscal Year 2022 grants reflect maximum performance because performance through December 31, 2022, the last day of Fiscal Year 2022, was tracking above the target payout level. The actual numbers of shares of our common stock that will be distributed for Fiscal Years 2021 and 2022 at the end of the three-year performance period are not yet determinable. The PSUs will vest (if at all) based on the achievement of cumulative operating goals over a three-year performance period. See “Compensation Discussion and Analysis—Long-Term Equity Incentive Compensation” for more information on the cumulative operating goals.
(5)
The stock option has a vesting commencement date of December 26, 2018 and vests in installments of 9,821 shares of our common stock each year with the final installment vesting on December 26, 2023.

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Option Exercises and Stock Vested During Fiscal Year 2022
The following table provides information about the value realized by the Named Executive Officers on the exercise of stock options and the vesting of stock awards during Fiscal Year 2022.
	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)(1)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)
Eric J. Lindberg, Jr.	305,049	10,746,064	17,406	490,327
Charles C. Bracher	133,699	4,558,516	8,068	227,276
Robert J. Sheedy, Jr.	166,670	5,768,337	12,040	339,167
Pamela B. Burke	94,627	2,391,169	6,252	176,119
Steven K. Wilson	50,000	1,624,331	6,773	190,795

(1)
Based on the amount by which the market price of a share of our common stock on the dates of exercise exceeded the applicable exercise price per share of the option.

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Potential Payments Upon Termination or Change in Control
The information below describes and estimates certain compensation that would have been payable to our Named Executive Officers under existing plans and arrangements if a qualifying termination or change in control occurred on December 31, 2022, the last day of Fiscal Year 2022. These benefits are in addition to benefits available generally to salaried employees. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different from those estimated below. Factors that could affect these amounts include the timing during the year of any such event and our valuation at that time. There can be no assurance that a termination or change in control would produce the same or similar results as those described below if any assumption used to prepare this information is not correct in fact.
SEVERANCE BENEFITS UPON TERMINATION FOR MR. LINDBERG
The employment agreement for Mr. Lindberg , which terminated as of December 31, 2022, provided that in the event of a termination of employment without Cause or resignation for Good Reason (as defined in his agreement) he was entitled to (i) accrued base salary and benefits, (ii) continued payment of his base salary in equal installments in accordance with the Company’s regular payroll practices for a period of 24 months; (iii) an amount equal to two times his target bonus for the year in which the termination date occurs, payable in equal installments for a period of 24 months following the termination date; and (iv) payment for up to 18 months of his medical and dental benefits for him and his dependents which are substantially the same as the benefits provided immediately prior to the termination date (including, in our discretion, payment for the costs associated with continuation coverage pursuant to COBRA). Mr. Lindberg’s agreement further provided that if his employment was terminated by reason of his death or disability, he would have been entitled to a lump sum amount equal to his target annual bonus for the year in which the termination occurs, prorated based on the ratio of the number of days during such year that the executive was employed to 365.
SEVERANCE BENEFITS UPON TERMINATION FOR MR. SHEEDY
The employment agreement (effective January 1, 2023) for Mr. Sheedy provides that in the event of a termination of employment without Cause or resignation for Good Reason (as defined in his agreement) he is entitled to (i) accrued base salary and benefits, (ii) continued payment of his base salary in equal installments in accordance with the Company’s regular payroll practices for a period of 24 months; (iii) an amount equal to two times his target bonus for the year in which the termination date occurs, payable in equal installments for a period of 24 months; (iv) payment for up to 18 months of medical and dental benefits; (v) any unpaid bonus in respect of any fiscal year completed prior to the date of termination; (vi) subject to the satisfaction of applicable performance objectives, payment of a pro-rated bonus with respect to the fiscal year of termination; and (vii) pro-rated vesting of any outstanding time-based restricted stock units or stock options, calculated, in each case, as of the date of termination (“Pro Rata Vesting Rights”). Further, if Mr. Sheedy’s employment is terminated by reason of his death or Disability (as defined in the Employment Agreement), he will be entitled to (i) Pro Rata Vesting Rights; (ii) accrued base salary and benefits (iii) a lump sum amount equal to his pro rata target annual bonus for the year in which the termination occurs, and (iv) any unpaid bonus in respect of any fiscal year completed prior to the date of termination. Upon the effectiveness of such agreement, Mr. Sheedy will no longer participate in the Company’s Executive Severance Plan. In consideration for the benefits provided to Mr. Sheedy, the Employment Agreement contains non-competition covenants during the term of the agreement as well as confidentiality and non-solicitation covenants.
EXECUTIVE SEVERANCE PLAN
On November 9, 2020, the Compensation Committee adopted the Executive Severance Plan to provide severance benefits to certain eligible employees of the Company and its affiliates who experience a termination of employment under the conditions described in the Executive Severance Plan. Eligible employees under the Executive Severance Plan in Fiscal Year 2022 included all of our Named Executive Officers, other than Mr. Lindberg due to his employment agreement. Mr. Sheedy was an eligible participant during Fiscal Year 2022, but will not be eligible in Fiscal Year 2023 due to his employment agreement.
Non-Change-in-Control Severance
Under the terms of the Executive Severance Plan, if a participant at the executive vice president level or senior vice president level experiences a termination by the Company without Cause (as defined in the Incentive Plan) or by the participant for Good
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Reason (as defined in the Executive Severance Plan), either of which is referred to as a “covered termination,” not in connection with a Change in Control (as defined in the 2019 Incentive Plan), the Company will provide the participant with the following severance payments and benefits, subject to his or her continued compliance with a restrictive covenant agreement and the execution and non-revocation of a release of claims. The severance payments and benefits provided to our Named Executive Officers are as follows:
•
an amount equal to 1.0 times the sum of the participant’s annual base salary and target annual bonus, payable in accordance with the Company’s normal payroll practice over 12 months; and

•
subject to the participant’s timely election under COBRA, payment, or reimbursement for, the difference between the COBRA premium and the premium paid by active Company employees for the same coverage for 12 months.

Change-in-Control Severance
Under the terms of the Executive Severance Plan, if a participant at the executive vice president or senior vice president level experiences a covered termination within 18 months following a Change in Control, the Company will provide the participant with the following severance payments and benefits, subject to his or her continued compliance with a restrictive covenant agreement and the execution and non-revocation of a release of claims. The payments and benefits provided to our named executive officers are as follows:
•
an amount equal to 1.5x times the sum of the participant’s annual base salary and target annual bonus, in each case, payable in a lump sum within 60 days following termination of employment; and

•
subject to the participant’s timely election under COBRA, payment, or reimbursement for, the difference between the COBRA premium and the premium paid by active Company employees for the same coverage for 18 months.

Eligible employees who receive severance benefits under the Executive Severance Plan will be bound by certain restrictive covenants in favor of the Company, including confidentiality, non-disparagement and non-solicitation covenants.
The Executive Severance Plan provides that if payments and benefits provided to the participant would constitute an “excess parachute payment” for purposes of Section 280G of the Code, the participant will either have his or her payments and benefits reduced to the highest amount that could be paid without triggering Section 280G or receive the after-tax amount of his or her payment and benefits, whichever results in the greater after-tax benefit, taking into account the excise tax imposed under Section 4999 of the Code and any applicable federal, state and local taxes.
The Executive Severance Plan may be amended, terminated or discontinued in whole or in part, at any time and from time to time at the discretion of the Board or the Compensation Committee; provided, however, that no adverse amendment, termination or discontinuance may be made without the consent of a participant who has undergone a covered termination prior to the effective date of any such adverse amendment, termination or discontinuance. In addition, following a Change in Control, the Executive Severance Plan may not be amended, terminated or discontinued in whole or in part, at any time prior to the second anniversary of the date of such change in control without the written consent of an affected participant.
ACCELERATED VESTING OF EQUITY AWARDS UPON CERTAIN EVENTS
Except as set forth below or in an employment agreement (described above), unvested equity awards will terminate as of termination of employment or service.
Time-Vesting Options
Each of our Named Executive Officers were granted time-vesting options under the 2019 Incentive Plan in Fiscal Year 2019, which provide that if the executive undergoes a termination of employment without Cause following a Change in Control (each as defined in the 2019 Incentive Plan), such options will become fully vested and exercisable.
In addition, Ms. Burke holds one partially unvested time-based stock option award that was under the 2014 Stock Plan. Those awards provide that if a Change in Control (as defined in such plan) occurs during the optionee’s employment, the option will, to the extent not vested, become fully vested and exercisable immediately prior to the effective time of such Change in Control.
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Performance Vesting Stock Units (PSUs)
Each of our Named Executive Officers were also granted PSUs under the 2019 Incentive Plan (with all defined terms below defined in the 2019 Incentive Plan). Those awards provide for the following vesting upon various events:
•
if the participant undergoes a termination as a result of participant’s death or disability prior to a Change in Control, a prorated portion of the PSU will vest (at target performance) on the date of such termination;

•
in the event a participant undergoes a termination without Cause a prorated portion of the PSU will remain outstanding, and, in the event of a subsequent Change in Control following such termination, the outstanding portion of the PSU will vest at target performance; and

•
in the event a participant undergoes a termination (i) without Cause, (ii) for Good Reason or (iii) by reason of death or disability, in each case following a Change in Control, the earned PSU will vest in full at target performance on the date of such termination.

Time-Vesting Restricted Stock Units (RSUs)
Each of our Named Executive Officers were also granted RSUs under the 2019 Incentive Plan (with all defined terms below defined in 2019 Incentive Plan). Those awards provide for full acceleration of the award if the participant undergoes a termination without Cause following a Change in Control.
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POTENTIAL PAYMENTS UPON TERMINATION OR AFTER CHANGE IN CONTROL
(AS OF DECEMBER 31, 2022)
The following table describes the potential payments and benefits that would have been payable to our Named Executive Officers under existing plans and arrangements if a qualifying termination or change in control occurred on December 31, 2022, the last business day of our Fiscal Year 2022. The amounts shown in the tables do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms or operation in favor of our Named Executive Officers.
NAME	TRIGGERING EVENT	SALARY ($)	BONUS ($)	HEALTH BENEFITS CONTINUATION COVERAGE ($)	VALUE OF OPTION ACCELERATION ($)	VALUE OF TIME-BASED RSU ACCELERATION ($)	VALUE OF PSU AWARD ACCELERATION ($)	TOTAL ($)
Eric J. Lindberg, Jr	Termination Without Cause or for Good Reason(1)	1,650,000	1,650,000	77,266	—	—	—	3,377,266
	Death or Disability prior to Change in Control	—	825,000(2)	—	—	—	3,716,412(3)	4,541,412
	Termination Without Cause after Change in Control	—	—	—	1,513,136(4)	1,767,746(3)	5,880,793(3)	9,161,674
	Death or Disability after a Change in Control	—	—	—	—	—	5,880,793(3)	5,880,793
Charles C. Bracher	Termination Without Cause or for Good Reason(5)	571,666	343,000	33,212	—	—	—	947,877
	Qualifying Termination after Change in Control	857,499(5)	514,499(5)	49,818(5)	655,692(4)	817,583(3)	1,750,057(3)	4,645,148
	Death or Disability prior to Change in Control	—	—	—	—	—	1,107,060(3)	1,107,060
	Death or Disability after a Change in Control	—	—	—	—	—	1,750,057(3)	1,750,057
Robert J. Sheedy, Jr	Termination Without Cause or for Good Reason(5)	618,025	463,519	33,136	—	—	—	1,114,680
	Qualifying Termination after Change in Control	927,038(5)	695,278(5)	49,704(5)	655,692(4)	1,295,365(3)	2,770,863(3)	6,323,939
	Death or Disability prior to Change in Control		—	—	—	—	1,658,187(3)	1,658,187
	Death or Disability after a Change in Control	—	—	—	—	—	2,770,863(3)	2,770,863
Pamela B. Burke	Termination Without Cause or for Good Reason(5)	465,000	279,000	33,212	—	—	—	777,212
	Qualifying Termination after Change in Control	697,500(5)	418,500(5)	49,818(5)	453,941	651,258	1,382,614(3)	3,653,630
	Death or Disability prior to Change in Control	—	—	—	—	—	866,661	866,661
	Death or Disability after a Change in Control	—	—	—	—	—	1,382,614(3)	1,382,614
	Change in Control	—	—	—	172,359(6)	—	—	172,359
Steven K. Wilson	Termination Without Cause or for Good Reason(5)	412,200	206,100	33,092	—	—	—	651,392
	Qualifying Termination after Change in Control	618,300(5)	309,150(5)	49,638(5)	403,503(4)	722,102(3)	1,511,604(3)	3,614,297
	Death or Disability prior to Change in Control	—	—	—	—	—	932,358(3)	932,358
	Death or Disability after a Change in Control	—	—	—	—	—	1,511,604(3)	1,511,604

(1)
The employment agreement for Mr. Lindberg provided that in the event of a termination of employment without cause or resignation for good reason, the executive would be entitled to (i) payment of his base salary, payable in equal installments in accordance with our regular payroll practices for a

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period of 24 months following the termination date; (ii) an amount equal to two times his target bonus for the year in which the termination date occurs, payable in equal installments for a period of 24 months following the termination date; and (iii) medical and dental benefit payments and, in our discretion, payment for the costs associated with COBRA premium for a period of 18 months for the executive and his dependents, which benefits are substantially the same as the benefits provided immediately prior to the termination date. For purposes of calculating (iii) we used the COBRA premium amounts.
(2)
The employment agreement for Mr. Lindberg provided that if his employment was terminated by reason of his death or disability, he would be entitled to a lump sum amount equal to his target annual bonus for the year in which the termination occurs, prorated based on the ratio of the number of days during such year that the executive was employed to 365.

(3)
The form of Time-Based Restricted Stock Unit Notice and Agreement under our 2019 Incentive Plan provides, among other terms, full acceleration of the award if the participant undergoes a termination without Cause following a Change in Control. Additionally, the form of Performance Stock Unit Grant Notice and Agreement under our 2019 Incentive Plan provides, among other terms, (i) in the event a participant undergoes a termination as a result of participant’s death or disability prior to a Change in Control, then a prorated portion of the PSU will vest, with such proration based on the number of days elapsed from the commencement of the performance period through the date of such termination; and (ii) in the event a participation undergoes a termination after a Change in Control either without cause, for good reason or due to participant’s death or disability, then the PSUs will vest in full at target performance as of the date of such termination.

(4)
On June 19, 2019, the Company granted each of Messrs. Lindberg, Bracher, Sheedy and Wilson, and Ms. Burke a time-vesting option to purchase shares of our common stock, respectively, at an exercise price of $22.00. As of December 31, 2022, all shares of our common stock subject to the option held by each of the executives are unvested. If the executive undergoes a termination of employment without cause following a change in control, the option will become fully vested and exercisable. The amounts above represent the value associated with the accelerated vesting of the unvested shares of our common stock subject to each option held by the executive upon a change in control, which is the product of (i) the difference between (A) the closing price of our common stock as of December 30, 2022, the last trading day of Fiscal Year 2022 ($29.19) and (B) the exercise price ($22.00); and (ii) the number of unvested shares of our common stock subject to the option as of December 31, 2022.

(5)
In connection with the Executive Severance Plan described above each of our NEOs (other than Mr. Lindberg for Fiscal Year 2022) is entitled to the following benefits if he or she is terminated without cause, or by the participant for good reason not in connection with a Change in Control: (i) 1.0 times the sum of the participant’s annual base salary and target bonus, payable in accordance with our regular payroll practices over 12 months; and (ii) subject to participant’s timely election under COBRA, payment, or reimbursement for, the difference between the COBRA premium and the premium paid by active Company employees for the same coverage for 12 months.

(6)
On December 26, 2018 Ms. Burke was granted a time-based stock options under our predecessor 2014 Stock Plan at an exercise price of $11.64. That stock option provides that if a Change in Control occurs during the Optionee’s Employment, the Option will, to the extent not vested, become fully vested and exercisable immediately prior to the effective time of such Change in Control.

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Pay Versus Performance
The following table provides information about the relationship between executive compensation actually paid and certain financial performance of the Company. Please see “Compensation Discussion and Analysis” for a discussion of our compensation philosophy, objectives, process and components of our NEO compensation program, including how the Compensation Committee structures our NEO compensation program to motivate and reward the achievement of performance-based financial goals that align with our operational and strategic objectives. The SEC-defined Compensation Actually Paid data set forth in the table below does not reflect amounts actually realized by our NEOs, and the Compensation Committee has not used or considered CAP previously in establishing the NEO compensation program. A significant portion of the CAP amounts shown relate to changes in values of unvested awards over the course of the reporting fiscal year. These unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our stock price. As described in detail in the “Compensation Discussion and Analysis” section above, the PSUs are subject to multi-fiscal year performance conditions tied to objective performance metrics and all of the RSUs and PSUs are subject to time vesting conditions. The ultimate values actually realized by our NEOs from unvested equity awards, if any, will not be determined until the awards fully vest (or thereafter upon exercise, in the case of outstanding stock options).
			Average Summary Compensation Table Total for Non-PEO NEOs ($)(3) (d)		Value of Initial Fixed $100 Investment Based On:
Fiscal Year (a)	Summary Compensation Table Total for PEO ($)(1) (b)	Compensation Actually Paid to PEO ($)(2) (c)		Average Compensation Actually Paid to Non-PEO NEOs ($)(4) (e)	Total Shareholder Return ($)(5) (f)	Peer Group Total Shareholder Return ($)(6) (g)	Net Income (thousands) ($)(7) (h)	Adjusted EBITDA (thousands) ($)(8) (i)
2022	5,330,287	8,453,783	2,259,365	3,264,167	87.21	118.60	65,052	214,682
2021	4,008,965	(515,014)	1,693,919	25,605	84.49	172.04	62,310	182,892
2020	5,452,022	12,956,398	2,278,353	4,068,193	117.27	147.65	106,713	212,705

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Lindberg (our Chief Executive Officer during Fiscal Years 2020 through 2022) for each corresponding fiscal year in the “Total” column of the Summary Compensation Table. Refer to “Named Executive Officer Compensation Tables—Summary Compensation Table in Fiscal Years 2022, 2021 and 2020.”

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Lindberg, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Lindberg during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following table provides the adjustments that were made to Mr. Lindberg’s total compensation for each fiscal year to determine the compensation actually paid. No amounts were reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for any applicable fiscal year, and therefore no defined benefit and actuarial pension plan adjustments were made for any applicable fiscal year.

Fiscal Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards ($)(a)	Equity Award Adjustments ($)(b)	Compensation Actually Paid to PEO ($)
2022	5,330,287	(3,300,033)	6,423,529	8,453,783
2021	4,008,965	(3,200,036)	(1,323,943)	(515,014)
2020	5,452,022	(3,090,028)	10,594,404	12,956,398

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” columns in the Summary Compensation Table for the applicable fiscal year.

(b)
The equity award adjustments for each applicable fiscal year include the addition (or subtraction, as applicable) of the following: (i) the fiscal year-end fair value of any equity awards granted in the applicable fiscal year that are outstanding and unvested as of the end of the fiscal year; (ii) the amount of change as of the end of the applicable fiscal year (from the end of the prior fiscal year) in fair value of any awards granted in prior fiscal years that are outstanding and unvested as of the end of the applicable fiscal year; (iii) for awards granted in prior fiscal years that vest in the applicable fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; and (iv) for awards granted in prior fiscal years that are determined to fail to meet the applicable vesting conditions during the applicable fiscal year, a deduction for the amount equal to the fair value at the end of the prior fiscal year. No awards were granted and vested in the same fiscal year for any applicable fiscal year and no dividends or other earnings were paid on stock or option awards (that were not otherwise reflected in fair value or total compensation) in any applicable fiscal year. The fair values of RSUs and PSUs included in the CAP to our PEO and the Average CAP to our other

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Named Executive Officer Compensation Tables
NEOs are calculated at the required measurement dates, consistent with the approach used to value the awards at the grant date as described in our Annual Report on Form 10-K for Fiscal Year 2022. Any changes to the RSU and PSU fair values from the grant date (for current fiscal year grants) and from prior fiscal year-end (for prior fiscal year grants) are based on our updated stock price at the respective measurement dates, and for PSUs, updated performance metric projections.
The following table provides the amounts deducted or added in calculating the equity award adjustments for Mr. Lindberg.
Fiscal Year	Year End Fair Value of Equity Awards Granted in the Fiscal Year ($)	Fiscal Year over Fiscal Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fiscal Year over Fiscal Year Change in Fair Value of Equity Awards Granted in Prior Fiscal Years that Vested in the Year ($)	Total Equity Award Adjustments ($)
2022	4,947,547	1,477,897	(1,915)	6,423,529
2021	2,016,720	(3,312,680)	(27,983)	(1,323,943)
2020	4,439,607	1,142,154	5,012,643	10,594,404

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the NEOs as a group (excluding Mr. Lindberg) for each corresponding fiscal year in the “Total” column of the Summary Compensation Table. The names of each of the NEOs (excluding Mr. Lindberg) included for purposes of calculating the average amounts in each applicable fiscal year are as follows: (i) for Fiscal Years 2022 and 2021, Charles C. Bracher, Robert J. Sheedy, Jr., Steven K. Wilson and Pamela B. Burke; and (ii) for Fiscal Year 2020, Charles C. Bracher, Robert J. Sheedy, Jr., Pamela B. Burke and Heather L. Mayo. Refer to “Named Executive Officer Compensation Tables—Summary Compensation Table in Fiscal Years 2022, 2021 and 2020” herein, and “Executive Compensation—Summary Compensation Table” in the Company’s proxy statement for the 2020 annual meeting of stockholders.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Lindberg), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Lindberg) during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following table provides the adjustments that were made to average total compensation for the NEOs as a group (excluding Mr. Lindberg) for each fiscal year to determine the compensation actually paid, using the same methodology described above in Note 2. No amounts were reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for any applicable fiscal year, so no defined benefit and actuarial pension plan adjustments were made for any applicable fiscal year, and therefore no defined benefit and actuarial pension plan adjustments were made for any applicable fiscal year.

Fiscal Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments ($)(a)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	2,259,365	(1,239,373)	2,244,175	3,264,167
2021	1,693,919	(1,192,583)	(475,731)	25,605
2020	2,278,353	(1,092,192)	2,882,032	4,068,193

(a)
See Note (b) to footnote (2) above for an explanation of the equity award adjustments made in accordance with Item 402(v) of Regulation S-K. The following tables provides the amounts deducted or added in calculating the total average equity award adjustments for the NEOs as a group (excluding Mr. Lindberg).

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Named Executive Officer Compensation Tables
Fiscal Year	Average Fiscal Year End Fair Value of Equity Awards ($)	Fiscal Year over Fiscal Year Average Change in Fair Value of Outstanding and Unvested Equity Awards ($)	Fiscal Year over Fiscal Year Average Change in Fair Value of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year ($)	Total Average Equity Award Adjustments ($)
2022	1,770,827	462,087	11,261	2,244,175
2021	780,129	(1,211,359)	(44,501)	(475,731)
2020	1,495,126	391,680	995,226	2,882,032

(5)
Based on the Cumulative TSR as of the end of the applicable fiscal year, which is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our stock price at the end and the beginning of the measurement period by our stock price at the beginning of the measurement period. Historical stock performance is not necessarily indicative of future stock performance.

(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: Nasdaq US Benchmark General Retailers Index.

(7)
The dollar amounts reported represent the amount of net income reflected in our audited consolidated financial statements for the applicable fiscal year.

(8)
Adjusted EBITDA is defined as net income before net interest expense, income taxes, depreciation and amortization expenses, share-based compensation expense, asset impairment and gain or loss on disposition and certain other expenses that may not be indicative of, or are unrelated to, our core operating results, and that may vary in frequency or magnitude. Beginning with the fourth quarter of fiscal 2022, we updated our definition of adjusted EBITDA to exclude the impact of non-cash rent expense and the provision for (write-off of) accounts receivable reserves. The presentation for adjusted EBITDA for Fiscal Years 2021 and 2020 has been recast to reflect these changes. While we use other financial and non-financial performance measures for the purpose of evaluating performance for our compensation programs, we have determined that adjusted EBITDA is the financial performance measure that, in our assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by us to link compensation actually paid to our NEOs, for the most recently completed fiscal year, to Company performance. Adjusted EBITDA is used as a significant performance metric for both our Fiscal Year 2022 AIP and the PSUs granted in Fiscal Year 2022. We may determine a different financial performance measure to be the most important financial performance measure in future fiscal years.

Financial Performance Measures
As described in greater detail in “Compensation Discussion and Analysis,” a significant portion of our executive pay is tied to Company performance in line with our compensation philosophy. Our executive compensation program rewards the achievement of specific short-term (annual) and long-term financial goals, which are aligned with our operational and strategic objectives. The most important financial performance measures used by us to link executive compensation actually paid to our NEOs, for the most recently completed fiscal year, to our performance are as follows:
•
Adjusted EBITDA;

•
Comparable store sales growth; and

•
Net sales.

Analysis of the Information Presented in the Pay Versus Performance Table
The Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table, including “compensation actually paid”, as required by Item 402(v) of Regulation S-K. The Compensation Committee has not previously used or considered “compensation actually paid” as computed in accordance with Item 402(v) of Regulation S-K to set NEO target pay or align our NEO compensation to Company performance. See “Compensation Discussion and Analysis” for a discussion of how the Compensation Committee designs our executive compensation program and sets NEO target pay.
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Named Executive Officer Compensation Tables
Compensation Actually Paid and Cumulative TSR; Cumulative TSR of the Company and Nasdaq US Benchmark General Retailers Index.
As demonstrated by the following graph, the amount of compensation actually paid to Mr. Lindberg and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Lindberg) are aligned with the Company’s cumulative TSR over the three fiscal years presented in the table, which we believe is because a significant portion of the compensation actually paid to Mr. Lindberg and to the other NEOs is comprised of equity awards. As described in more detail in the section “Compensation Discussion and Analysis,” the Company’s NEO target total compensation in Fiscal Year 2022 included 83% of our Chief Executive Officer’s and 75% of our other NEO’s target total compensation comprised of variable compensation (with value ultimately tied to either the achievement of objective corporate goals or stock price performance, or both), and 67% and 60%, respectively, comprised of equity awards (RSUs and PSUs).
Further, as demonstrated by the following graph, the Company’s cumulative TSR was generally lower than the TSR for the Nasdaq US Benchmark General Retailers Index over the three fiscal year period presented in the table. The Nasdaq US Benchmark General Retailers Index represents a published industry or line-of-business index and is not used by our Compensation Committee for purposes of determining target compensation for our NEOs. See “Compensation Discussion and Analysis” herein for the list of companies constituting our peer group for compensation benchmarking.

Compensation Actually Paid versus Total Shareholder Return
$13,000,000
$9,750,000
$6,500,000
$3,250,000
$0
$200
$150
$100
$50
$0
Total Shareholder Return
2020
2021
2022
PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Cumulative TSR
Peer Group TSR

Compensation Actually Paid and Net Income
As demonstrated by the following graph, the amount of compensation actually paid to Mr. Lindberg and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Lindberg) are generally aligned with the Company’s net income over the three fiscal years presented in the table. The compensation program for our NEOs does not use net income as a financial performance measure; however, our adjusted EBITDA performance is correlated with net income. See “Compensation Actually Paid and Adjusted EBITDA” below.
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Named Executive Officer Compensation Tables

Compensation Actually Paid versus Net Income
$13,000,000
$9,750,000
$6,500,000
$3,250,000
$0
$150,000
$112,500
$75,000
$37,500
$0
Net Income
(amounts in thousands)
2020
2021
2022
PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Net Income

Compensation Actually Paid and Adjusted EBITDA
As demonstrated by the following graph, the amount of compensation actually paid to Mr. Lindberg and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Lindberg) is aligned with the Company’s adjusted EBITDA over the three fiscal years presented in the table.
In identifying adjusted EBITDA as the most important performance measure used by the Company to link compensation actually paid for the NEOs to performance for 2022, we considered that (1) 60% of the target bonus weighting of our AIP related to adjusted EBITDA for Fiscal Year 2022, and (2) 30% to 35% of our long-term equity incentives for Fiscal Year 2022 include PSUs based on adjusted EBITDA growth over a three-fiscal year performance period.
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Named Executive Officer Compensation Tables

Compensation Actually Paid versus Adjusted EBITDA
$13,000,000
$9,750,000
$6,500,000
$3,250,000
$0
$250,000
$187,500
$125,000
$62,500
$0
Adjusted EBITDA (in thousands)
2020
2021
2022
PEO Compensation Actually Paid
Non-PEO NEO Average Compensation Actually Paid
Adjusted EBITDA

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CEO PAY RATIO
We are providing the following information regarding the ratio of the annual total compensation of Eric J. Lindberg, Jr., our Chief Executive Officer during Fiscal Year 2022, to the annual total compensation of our median employee.
For Fiscal Year 2022:
MEDIAN EMPLOYEE	The annual total compensation of our median compensated employee (other than our CEO) was $67,337
CHIEF EXECUTIVE OFFICER	The annual total compensation of our CEO, as reported in the Summary Compensation Table above, was $5,330,287
PAY RATIO	The annual total compensation of our CEO was approximately 79.2 times the annual total compensation of our median employee (other than our CEO)
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodology described below. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies—including companies in our peer group—may not be comparable to the pay ratio reported above. Further, other companies may have different employment and compensation practices, different geographic breadth, and have more or less employees at comparable skill and pay levels. This information is being provided for compliance purposes. Neither the Compensation Committee nor management of the Company used the pay ratio measure in making compensation decisions.
Determining the Median Employee
We had previously identified a median employee for disclosure in our 2021 proxy statement using the methodology set forth below. For purposes of determining our CEO pay ratio for Fiscal Year 2022, SEC rules allow us to use the same median employee (or comparable employee) for three years as long as there has been no change in our employee population or employee compensation programs that we reasonably believe would result in a significant change to our CEO pay ratio disclosure. We determined that there was no change in our employee population or employee compensation programs in Fiscal Year 2022 that would significantly impact our CEO pay ratio disclosure, and given that we determined to use the same median employee for this pay ratio calculation as we had used in the prior two fiscal years.
EMPLOYEE POPULATION
As previously disclosed, to identify our median employee in Fiscal Year 2020, we used our employee population data as of December 1, 2020 as the reference date. As of such date, our employee population consisted of approximately 960 individuals, approximately 70% of which were hourly employees and all of whom were located in the United States. For purposes of the pay ratio calculation, our employee population consists of all full- and part-time employees at all locations (other than our CEO), including all temporary employees employed as of the measurement date.
METHODOLOGY FOR DETERMINING OUR MEDIAN EMPLOYEE
To identify the median employee from our employee population, we used Box 1 Form W-2 earnings for Fiscal Year 2020 as reflected in our U.S. and local payroll records, which includes the value of all benefits and employee discounts provided to all employees on a non-discriminatory basis. In identifying the median employee, we annualized the compensation for full-time employees hired during the fiscal year, and we did not make any cost-of-living adjustments.
Annual Total Compensation of Median Employee
We calculated the median employee’s compensation for Fiscal Year 2022 on the same basis as required by the Summary Compensation Table, which includes the value of benefits provided to our median employee under non-discriminatory benefit plans available to all employees during Fiscal Year 2022.
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CEO Pay Ratio
Annual Total Compensation of CEO
With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2022 Summary Compensation Table included in this Proxy Statement, which includes the value of benefits provided to our CEO under non-discriminatory benefit plans available to all employees during Fiscal Year 2022.
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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Persons Transaction Policy
We have a written policy on transactions with related persons, which we refer to as our Related Person Policy. Our Related Person Policy requires the prompt disclosure to our General Counsel of any transaction in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest, with a related person being a person (i) who is or was at any time since the beginning of our last fiscal year, a director, director nominee, or executive officer; (ii) who is the beneficial holder of more than 5% of any class of our voting securities; (iii) any of their immediate family members; or (iv) any entity owned or controlled by any of the foregoing persons.
Our general counsel will communicate that information to our Audit and Risk Committee. Our Related Person Policy provides that no related person transaction will be executed without the approval or ratification of our Audit and Risk Committee. It is our policy that any directors interested in a related person transaction must recuse themselves from any vote on a related person transaction in which they have an interest.
Related Party Transactions
STOCKHOLDERS AGREEMENT
On October 7, 2014, we entered into a stockholders agreement with an affiliate of H&F (referred to as the “H&F Investor”), certain executive officers and their family trusts, including Messrs. Lindberg, Read, Bracher and Wilson, and certain of our directors and their family trusts, including Messrs. Herman, Mathews and York. We amended and restated this stockholders agreement on June 19, 2019 in connection with our IPO.
The Amended and Restated Stockholders Agreement provides, among other terms, that the Executive Stockholders (as defined in the Amended and Restated Stockholders Agreement) and the Read Trust Rollover Stockholders (as defined in the Amended and Restated Stockholders Agreement), trusts controlled by Mr. Lindberg, Mr. Read or members of their immediate family, acting together by majority vote, have the right to nominate one person (such person, the “Stockholder Nominee”) to our Board for so long as such stockholders collectively own at least 5% of outstanding shares of our common stock. The Amended and Restated Stockholders Agreement also provides that our Chief Executive Officer will be nominated to our Board. The Stockholder Nominee position was formerly filled by Mr. Read, then a Class II director and the Chief Executive Officer, Mr. Sheedy, is a Class III director.
Pursuant to the Amended and Restated Stockholders Agreement, we will include the Stockholder Nominee (if one is designated) and the Chief Executive Officer nominee on the slate that is included in our proxy statement relating to the election of directors of the class to which such persons belong and provide the highest level of support for the election of each such person as we provide to any other individual standing for election as a director. In addition, each stockholder party to the Amended and Restated Stockholders Agreement agrees to vote in favor of the Company slate that is included in our proxy statement.
In the event that the Stockholder Nominee ceases to serve as a director for any reason (other than the failure of our stockholders to elect such individual as a director), the persons entitled to designate such nominee director under the Amended and Restated Stockholders Agreement are entitled to appoint another nominee as a Class II director to fill the resulting vacancy. Since Mr. Read (as the former Stockholder Nominee) has ceased to serve as a director, the persons entitled to designate the Stockholder Nominee under the Amended and Restated Stockholders Agreement are entitled to appoint another nominee to that position, however, to date, have not done so.
The Amended and Restated Stockholders Agreement contains provisions that entitle the Executive Stockholders and the Read Trust Rollover Stockholders to certain rights to have their securities registered by us under the Securities Act.
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Certain Relationships and Related Party Transactions
INDEMNIFICATION OF DIRECTORS AND OFFICERS
We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements, together with our amended and restated bylaws, provide that we will jointly and severally indemnify each indemnitee to the fullest extent permitted by the Delaware general corporation law from and against all loss and liability suffered and expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of the indemnitee in connection with any threatened, pending, or completed action, suit or proceeding. Additionally, we agree to advance to the indemnitee all out-of-pocket costs of any type or nature whatsoever incurred in connection therewith.
LEASE ARRANGEMENTS
As of April 28, 2023, we leased fourteen store properties and one distribution center from entities in which Messrs. Lindberg and Read, or their respective families, had a direct or indirect material interest. These entities received aggregate annual lease payments in Fiscal Year 2022 of $6.8 million (which amount includes revenue from one additional store property prior to January 1, 2023) and of $1.7 million in the 13 weeks ended April 1, 2023. The leases for seven of these stores expire in August 2024. The leases on the eight remaining properties expire on various dates between December 2025 and March 2037.
Page	80	Grocery Outlet 2023 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information about the beneficial ownership of the common stock of Grocery Outlet Holding Corp. as of April 24, 2023 for:
•
each person known by us to own beneficially 5% or more of our outstanding shares of our common stock;

•
each Named Executive Officer;

•
each of our directors and nominees for director; and

•
all of our executive officers and directors as a group.

For each executive officer, director, or director nominee, information with respect to beneficial ownership is based upon information furnished to us by such person and for each person known by us to own beneficially 5% or more of our outstanding shares of our common stock, based on information reported in Schedules 13D or 13G filed with the SEC. We have determined beneficial ownership in accordance with the rules of the SEC. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has sole or shared “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. Common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 24, 2023 and RSUs that vest within 60 days of April 24, 2023 are deemed to be outstanding and to be beneficially owned by the person holding the equity award for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated by the footnotes below, and subject to applicable community property laws, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all common stock that they beneficially own.
The percentages of beneficial ownership set forth below are based on 98,286,452 shares of our common stock outstanding as of April 24, 2023.
Except as otherwise indicated in the footnotes below, the address of each beneficial owner is c/o Grocery Outlet Holding Corp., 5650 Hollis Street, Emeryville, California 94608.
NAME OF BENEFICIAL OWNER	SHARES BENEFICIALLY OWNED	PERCENTAGE BENEFICIALLY OWNED (%)
5% Stockholders:
BlackRock, Inc.(1)	9,492,161	9.7
The Vanguard Group(2)	8,825,894	9.0
Capital Research Global Investors(3)	8,619,895	8.8
AllianceBernstein L.P.(4)	5,445,064	5.5
Jackson Square Partners, LLC(5)	5,288,762	5.4
Parnassus Investments, LLC(6)	5,133,018	5.2
Named Executive Officers and Directors:
Eric J. Lindberg, Jr.(7)	4,629,571	4.6
Charles C. Bracher(8)	303,577	*
Robert J. Sheedy, Jr.(9)	241,419	*
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Security Ownership of Certain Beneficial Owners and Management
NAME OF BENEFICIAL OWNER	SHARES BENEFICIALLY OWNED	PERCENTAGE BENEFICIALLY OWNED (%)
Steven K. Wilson(10)	244,501	*
Pamela B. Burke(11)	144,864	*
Kenneth W. Alterman(12)	72,463	*
John E. Bachman	10,035	*
Mary Kay Haben(13)	10,035	*
Thomas F. Herman(14)	33,553	*
Carey F. Jaros	7,734	*
Norman S. Matthews(15)	112,611	*
Gail Moody-Byrd	6,974	*
Erik D. Ragatz(16)	328,134	*
Jeffrey R. York	67,459	*
All directors and executive officers as a group (17 persons)(17)	6,241,785	6.2

*
Indicates beneficial ownership of less than 1%.

(1)
Based upon statements in a Schedule 13G/A filed by BlackRock, Inc. on February 7, 2023. The report includes holdings of various subsidiaries of the holding company, none of whom are reported to beneficially own more than 5% of our common stock. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 8,928,183 of the reported shares, shared voting power over none of the reported shares, sole dispositive power over 9,492,161 of the reported shares and shared dispositive power over none of the reported shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(2)
Based upon statements in a Schedule 13G/A filed by The Vanguard Group on February 9, 2023. According to the Schedule 13G/A, The Vanguard Group has sole voting power over none of the reported shares, shared voting power over 33,834 of the reported shares, sole dispositive power over 8,700,842 of the reported shares and shared dispositive power over 125,052 of the reported shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(3)
Based upon statements contained in a Schedule 13G/A filed by Capital Research Global Investors on February 13, 2023. According to the Schedule 13G/A, Capital Research Global Investors has sole voting power over all of the reported shares, shared voting power over none of the reported shares and sole dispositive power over all reported shares. The address of Capital Research Global Investors is 333 South Hope Street, 55th Fl, Los Angeles, California 90071.

(4)
Based upon statements contained in a Schedule 13G filed by AllianceBernstein L.P. on February 14, 2023. According to the Schedule 13G, AllianceBernstein L.P. has sole voting power over 5,022,903 of the reported shares, shared voting power over none of the reported shares and sole dispositive power over 5,305,898 of the reported shares, and shared dispositive power over 139,166 of the reported shares. The address of AllianceBernstein L.P. is 1345 Avenue of the Americas, New York, New York 10105.

(5)
Based upon statements contained in a Schedule 13G/A filed by Jackson Square Partners, LLC on February 10, 2023. According to the Schedule 13G/A, Jackson Square Partners, LLC has sole voting power over 4,247,541 of the reported shares, shared voting power over none of the reported shares and sole dispositive power over all reported shares. The address of Jackson Square Partners, LLC is One Letterman Drive, Building A, Suite A3-200, San Francisco, California 94129.

(6)
Based upon statements contained in a Schedule 13G/A filed by Parnassus Investments LLC on February 2, 2023. According to the Schedule 13G Parnassus Investments LLC has sole voting and dispositive power over all of the reported shares. The address of Parnassus Investments LLC is 1 Market Street, Suite 1600, San Francisco, CA 94105.

(7)
Consists of (i) 79,852 shares directly held by Mr. Lindberg, (ii) 2,020,629 shares issuable upon the exercise of options exercisable within 60 days following April 24, 2023 directly held by Mr. Lindberg, (iii) 460 shares directly held by Mr. Lindberg’s wife, (iv) 460 shares directly held by one of Mr. Lindberg’s children, (v) 2,126,670 shares directly held by the Lindberg Revocable Trust u/a/d 2/14/06 of which Mr. Lindberg is a Trustee, and (vi) 401,500 shares directly held by the Lindberg Irrevocable Trust u/a/d 5/12/17 of which Mr. Lindberg is a Trustee. Mr. Lindberg reports that he has sole voting and dispositive power over 2,100,481 shares and shared voting and dispositive power over 2,529,090 shares.

(8)
Consists of (i) 79,360 shares held directly by Mr. Bracher, (ii) 1,410 shares directly held by Mr. Bracher’s spouse, and (iii) 222,807 shares issuable upon the exercise of options exercisable within 60 days following April 24, 2023. Not included in the table above are 1,200 shares held in a trust for Mr. Bracher’s children over which Mr. Bracher has no voting or investment power.

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Security Ownership of Certain Beneficial Owners and Management
(9)
Consists of 59,915 shares held directly by Mr. Sheedy and 181,504 shares issuable upon the exercise of options exercisable within 60 days following April 24, 2023.

(10)
Consists of 156,364 shares held directly by Mr. Wilson and 88,137 shares issuable upon the exercise of options exercisable within 60 days following April 24, 2023.

(11)
Consists of 30,325 shares held directly by Ms. Burke and 114,539 shares issuable upon the exercise of options exercisable within 60 days following April 24, 2023.

(12)
Consists of (i) 30,050 shares directly held by Mr. Alterman, (ii) 39,592 shares directly held by the Alterman Revocable Trust, of which Mr. Alterman is a Trustee and (iii) 2,821 shares held as fully vested DSUs under our Director Deferral Program.

(13)
Consists of 3,061 shares directly held by Ms. Haben and 6,974 shares held as fully vested DSUs under our Director Deferral Program.

(14)
Consists of 4,153 shares directly held by Mr. Herman, and 29,400 shares directly held by the Thomas F. Herman Separate Property Trust, of which Mr. Herman is a Trustee.

(15)
Consists of (i) 25,897 shares directly held by Mr. Matthews, (ii) 73,849 shares held by The Matthews Family 2020 Trust dtd 11/24/2020 of which Mr. Matthews is a Trustee; and (iii) 12,865 shares held as fully vested DSUs under our Director Deferral Program.

(16)
Consists of shares of (i) 20,996 shares held directly by Mr. Ragatz, (ii) 259,785 held by a limited partnership controlled by Mr. Ragatz; (iii) 5,200 shares directly held by Mr. Ragatz’ spouse; (iv) 38,000 shares held by a 401(K) (not affiliated with the Company); and (v) 4,153 shares held as fully vested DSUs under our Director Deferral Program

(17)
Includes (i) 2,633,039 shares issuable upon the exercise of options exercisable within 60 days following April 24, 2023; and (ii) 3,720 shares held as fully vested DSUs under our Director Deferral Program.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table summarizes information about our equity compensation plans as of December 31, 2022. All outstanding awards relate to our common stock.
PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING EQUITY AWARDS (A)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING EQUITY AWARDS (B)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A)) (C)
Equity Compensation Plans Approved by Stockholders(1)	5,841,682(2)	$10.36(3)	2,795,328(4)
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	5,841,682	$10.36	2,795,328

(1)
Consists of options, RSUs and PSUs issued under our 2019 Incentive Plan and our 2014 Stock Plan. For the PSUs included in this number, maximum achievement levels were used. The actual number of shares of our common stock issuable will be determined at the time of vesting and could be less. Our 2014 Stock Plan terminated in June 2019 in connection with the adoption of the 2019 Incentive Plan. We cannot issue any further awards under the 2014 Stock Plan.

(2)
Includes (i) 2,562,774 shares of our common stock issuable in connection with time-based options, (ii) 801,635 shares of our common stock issuable in connection with performance-based options, (iii) 677,895 shares of our common stock issuable in connection with unvested time-based RSUs, (iv) 38,826 shares of our common stock issuable in connection with DSUs under the Director Deferral Program and (v) 1,760,552 shares of our common stock issuable in connection with PSUs (assuming target performance level).

(3)
Represents weighted average exercise price of outstanding options. Excludes RSUs and PSUs, which have no exercise price.

(4)
Represents all shares of our common stock available for future issuance under the 2019 Incentive Plan as of December 31, 2022. On the first day of each fiscal year beginning in Fiscal Year 2020 and ending in fiscal 2029, the 2019 Incentive Plan provides for an annual automatic increase of the shares of our common stock reserved for issuance in an amount equal to the positive difference between (i) 4% of the Outstanding Common Stock (as defined in the 2019 Incentive Plan) on the last day of the immediately preceding fiscal year and (ii) the plan share reserve on the last day of the immediately preceding fiscal year, or a lesser number as determined by our Board. Pursuant to this provision, on January 1, 2023, 429,826 new shares of our common stock became available for issuance under the 2019 Incentive Plan.

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PROPSALS FOR CONSIDERATION AT ANNUAL MEETING
Proposal 1—Election of Class I Directors
At our Annual Meeting, stockholders will elect four Class I directors to hold office until our 2026 annual meeting of stockholders. The following directors are being nominated for re-election to our Board: Kenneth W. Alterman, John E. Bachman, Thomas F. Herman, and Erik D. Ragatz. These nominees were recommended by our Nominating and Corporate Governance Committee and approved for nomination by our Board. Biographical information regarding the nominees and information regarding the qualifications of the nominees appears under the heading “Corporate Governance and Board Matters—Directors as of the Record Date”. Our Nominating and Corporate Governance Committee and Board believes that each director nominee has the requisite experience, qualification, personal and professional integrity, and diversity of background and understands our business and industry. Our Board believes that each director nominee has demonstrated the willingness and the ability to dedicate adequate time and attention to fulfill the responsibilities required as a director. The Board has determined that Messrs. Alterman, Bachman, Herman and Ragatz are independent directors.
The directors will serve until their successors have been duly elected and qualified, or until any such director’s earlier resignation, retirement or other termination of service. The individuals named as proxies in the form of proxy solicited by our Board intend to vote the represented shares of our common stock for such nominees, unless otherwise instructed on the form of proxy. Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee for any reason is unable to serve or will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. Alternatively, the Board may reduce the size of the Board and, therefore, the number of directors to be elected. If any substitute nominee is designated, we will file amended proxy materials that, as applicable, identify any substitute nominee, disclose that such nominee has consented to being named in the revised proxy statement and to serve if elected, and include certain biographical and other information about such nominee as required by the rules of the SEC. We are not aware of any nominee who will be unable to or will not serve as a director.
Voting, Election and Conditional Resignations. Our Amended and Restated Bylaws provides that in an uncontested director election, a director nominee will be elected to the Board by the stockholders only if the votes cast “FOR” such nominee’s election exceed the votes cast “AGAINST” such nominee’s election. Although counted for quorum purposes, abstentions, withheld votes, and broker non-votes, if any, will not be included in the total number of votes cast or be counted as votes for or against any nominee’s election.
If a nominee who currently serves as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board as a “holdover director.” Under our Corporate Governance Guidelines, we maintain a director resignation policy which provides for the contingent resignation of a director who receives more “against” votes than “for” votes in an uncontested director election, as well as the process of the Nominating and Corporate Governance Committee and the Board to review such resignation offer and publicly disclose the Board’s decision on whether to accept such offer.
The Board unanimously recommends that the stockholders vote “FOR” the election of each of the nominated Class I directors.
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Proposals for Consideration at Annual Meeting
Proposal 2—Ratification of Independent Registered Public Accounting Firm
The Audit and Risk Committee has re-appointed Deloitte & Touche LLP to serve as our independent registered public accounting firm for Fiscal Year 2023.
Deloitte & Touche LLP has served as the independent auditor of the Company since 2007. In Fiscal Year 2022, its services included providing a report on the Company’s consolidated financial statements as of the end of and for Fiscal Year 2022 and on the effectiveness of the Company’s internal control over financial reporting as of the end of Fiscal Year 2022.
In determining that retaining Deloitte & Touche LLP for Fiscal Year 2023 was in the best interests of the Company and its stockholders, our Audit and Risk Committee reviewed:
•
The significant benefits from Deloitte’s extensive historical experience, including:

–
Higher quality audit work and accounting advice due to Deloitte’s institutional knowledge of and familiarity with our business and operations, accounting policies and financial systems, and internal control framework; and

–
Operational efficiencies and a resulting reasonable fee structure reflecting Deloitte’s history and familiarity with our business;

•
The positive assessment of management and the Audit and Risk Committee regarding Deloitte’s performance of services during Fiscal Year 2022;

•
Deloitte’s qualifications, independence, capabilities and expertise, evident through its audit planning and reports, industry knowledge, resources and staffing, objectivity and professional skepticism;

•
Deloitte’s rigorous process for monitoring and maintaining independence, and its transparent disclosure regarding related considerations; and

•
The quality and frequency of Deloitte’s communications to and interactions with the Committee, including the Chair, at meetings and between meetings.

The fees paid to Deloitte & Touche for services rendered for Fiscal Years 2021 and 2022 can be found under the heading “Other Audit and Risk Committee Matters” above.
The Company is not required by its Amended and Restated Bylaws or applicable law to submit the appointment of Deloitte & Touche for stockholder approval. However, as a matter of good corporate governance, the Board has determined to submit the Audit and Risk Committee’s appointment of Deloitte & Touche as our independent registered public accounting firm for Fiscal Year 2023 to stockholders for ratification. If stockholders do not ratify the appointment of Deloitte & Touche, the Audit and Risk Committee may consider such vote when determining whether to appoint our independent registered public accounting firm in the future, or determine to appoint another independent registered public accounting firm. In addition, even if stockholders ratify the Audit and Risk Committee’s selection, the Audit and Risk Committee, in its discretion, may appoint a different independent registered public accounting firm if it believes that such a change would be in the best interests of the Company and our stockholders.
A representative of Deloitte & Touche is expected to attend the 2023 Annual Meeting. The representative will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to answer appropriate questions from stockholders.

The Board unanimously recommends that the stockholders vote “FOR” Proposal 2 to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for Fiscal Year 2023.

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Proposals for Consideration at Annual Meeting
Proposal 3—Advisory (Non-Binding) Vote to Approve the Company’s Named Executive Officer Compensation
We are asking our stockholders to indicate their support for our Named Executive Officers’ compensation as described in this Proxy Statement as required by Section 14A of the Exchange Act. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.
In a non-binding advisory vote on the frequency of the say-on-pay proposal held at our 2020 annual meeting of stockholders, a majority of stockholders voted in favor of holding say-on-pay votes annually. In light of this result and other factors, our Board determined that we would hold advisory say-on-pay votes on an annual basis until the next required advisory vote on such frequency, which must be held no later than the 2026 annual meeting of stockholders.
As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, develop, motivate, and retain our Named Executive Officers, who are critical to our success. Under these programs, our Named Executive Officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals, and the realization of increased stockholder value. Please read the “Compensation Discussion and Analysis” for additional details about our executive compensation programs, including information about the Fiscal Year 2022 compensation of our Named Executive Officers.
Our Board requests your advisory vote on the following resolution at the 2023 Annual Meeting:
RESOLVED, that the compensation paid to the Named Executive Officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.
This “say-on-pay” vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board unanimously recommends that the stockholders vote “FOR” Proposal 3 to approve the compensation of our Named Executive Officers, as disclosed in this Proxy Statement pursuant to the rules of the SEC.

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ADDITIONAL INFORMATION
Frequently Asked Questions About the Proxy Materials and the Annual Meeting
WHEN AND WHERE WILL THE MEETING TAKE PLACE?
The 2023 Annual Meeting will be held on Monday, June 20, 2023 at 11:00 a.m. Pacific Daylight Time. The 2023 Annual Meeting will again be a virtual meeting of stockholders. You will be able to attend the 2023 Annual Meeting from any location with Internet connectivity and submit your questions during the meeting via live webcast by visiting www.virtualshareholdermeeting.com/GO2023. To participate in the meeting, you must have the sixteen-digit number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card or voting instruction form (if you elected to receive proxy materials by mail). Online access to the 2023 Annual Meeting will begin at 10:45 a.m. Pacific Daylight Time on June 20, 2023. We encourage our stockholders to access the meeting prior to the start time.
HOW DO STOCKHOLDERS PARTICIPATE IN THE VIRTUAL MEETING?
To participate in the meeting, you must have the 16-digit number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card or voting instruction form if you elected to receive proxy materials by mail. You may access the 2023 Annual Meeting by visiting www.virtualshareholdermeeting.com/GO2023. We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or submitting questions. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting login page.
If you are a stockholder of record, appointing a proxy in response to this solicitation will not affect your right to attend the 2023 Annual Meeting and to vote during the 2023 Annual Meeting. Please note that if you hold your common stock in “street name” (that is, through a broker, bank or other intermediary), you will receive instructions from your broker, bank or other nominee that you must follow to have your shares of our common stock voted.
This virtual meeting will provide the same rights and advantages that would be provided by a physical meeting. Stockholders will be able to present questions online during the meeting, providing our stockholders with the opportunity for meaningful engagement with the Company. We will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure will be posted on the virtual meeting web portal. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
WHY DID I RECEIVE ONLY A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS?
As permitted by the SEC, the Company is furnishing to stockholders its notice of the 2023 Annual Meeting (the “Notice”), this Proxy Statement and the 2022 Annual Report primarily over the Internet. On or about April 28, 2023, we will mail to each of our stockholders of record (other than those who previously requested electronic delivery or previously elected to receive delivery of a paper copy of the proxy materials) a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access and review the proxy materials via the Internet and how to submit a proxy electronically using the Internet. The Notice of Internet Availability also contains instructions on how to receive, free of charge, paper copies of the proxy materials. If you received the Notice of Internet Availability, you will not receive a paper copy of the proxy materials unless you request one.
We believe the delivery options that we have chosen will allow us to provide our stockholders with the proxy materials they need, while minimizing the environmental impact and the cost of printing and mailing paper copies.
WHAT IS THE PURPOSE OF THIS MEETING AND WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS?
We are providing these proxy materials in connection with the solicitation by our Board of proxies to be voted at the 2023 Annual Meeting and any adjournment or postponement of the meeting.
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Additional Information
At the 2023 Annual Meeting, you will be asked to vote on the following matters and the Board recommends you vote your shares of our common stock as follows:
PROPOSAL	VOTING ALTERNATIVES	BOARD RECOMMENDATION
1 Election of Class I directors to hold office until the 2026 annual meeting of stockholders	FOR or AGAINST the election of each of the Class I director nominees named herein ABSTAIN from voting on the matter	FOR each director nominee
2 Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm for Fiscal Year 2023	FOR or AGAINST the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for Fiscal Year 2023 ABSTAIN from voting on the matter	FOR
3 Advisory (non-binding) vote to approve our Named Executive Officer compensation	FOR or AGAINST the advisory vote to approve our Named Executive Officer compensation ABSTAIN from voting on the matter	FOR
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL AT THE ANNUAL MEETING?
VOTE IMPACT
PROPOSAL NO.	VOTE REQUIRED	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Proposal No. 1	Majority of Shares Cast	For the director nominee(s)	Against the director nominee(s)	Not a vote cast	Not a vote cast
Proposal No. 2	Majority of Shares Present or Represented and Entitled to Vote	For the proposal	Against the proposal	Against the proposal	—
Proposal No. 3	Majority of Shares Present or Represented and Entitled to Vote	For the proposal	Against the proposal	Against the proposal	Not entitled to vote
Voting, Election and Conditional Resignations. With respect to Proposal No. 1, our Amended and Restated Bylaws provides that in an uncontested director election, a director nominee will be elected to the Board by the stockholders only if the votes cast “FOR” such nominee’s election exceed the votes cast “AGAINST” such nominee’s election. Although counted for quorum purposes, abstentions, withheld votes, and broker non-votes, if any, will not be included in the total number of votes cast or be counted as votes for or against any nominee’s election. Proxies may not be voted for more than four directors and stockholders may not cumulate votes in the election of directors.
If a nominee who currently serves as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board as a “holdover director.” Under our Corporate Governance Guidelines, we maintain a director resignation policy which provides for the contingent resignation of a director who receives more “against” votes than “for” votes in an uncontested director election, as well as the process of the Nominating and Corporate Governance Committee and the Board to review such resignation offer and publicly disclose the Board’s decision on whether to accept such offer.
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Additional Information
ARE ALL OF THE COMPANY’S DIRECTORS STANDING FOR ELECTION TO THE BOARD OF DIRECTORS AT THE ANNUAL MEETING?
No, only our Class I directors are standing for re-election at this time. Our Class II directors will stand for election in 2024 and our Class III directors will stand for election in 2025. Beginning with the annual meeting of stockholders in 2026, each director will be elected for one-year terms.
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
If at the close of business on the record date, April 24, 2023, you were a stockholder of record or held shares through a bank, broker or other intermediary, you may vote your shares of our common stock on the matters presented at the 2023 Annual Meeting. You have one vote for each share of our common stock that you owned at the close of business on the record date. As of that date, there were 98,286,452 shares of our common stock outstanding entitled to vote. There is no other class of voting securities outstanding.
WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND HOLDING SHARES AS A BENEFICIAL OWNER?
Key distinctions between shares held of record and those owned beneficially are summarized below.
Stockholder of Record
If your shares of our common stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered to be the stockholder of record with respect to those shares, and we have sent the Notice of Internet Availability directly to you. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote during the live webcast of the 2023 Annual Meeting. However, even if you plan to attend the 2023 Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the 2023 Annual Meeting.
Beneficial Owner Stockholders
If you hold your shares of our common stock through a bank, broker or other intermediary, you are considered to be the beneficial owner of shares held in “street name,” and the Notice of Internet Availability has been forwarded to you by your bank, broker, or intermediary (which is considered to be the stockholder of record with respect to those shares). Most of our stockholders are beneficial owner stockholders. As a beneficial owner, you have the right to direct your bank, broker, or intermediary on how to vote. Your bank, broker, or intermediary has sent you a voting instruction form for you to use in directing the bank, broker, or intermediary regarding how to vote your shares. The availability of online voting during the meeting for beneficial stockholders may depend on the voting procedures of the organization that holds your shares. Please instruct your broker, bank, or other nominee how to vote your shares using the voting instruction form you received from them. Even if you plan to attend the 2023 Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the 2023 Annual Meeting.
WHAT OPTIONS ARE AVAILABLE TO ME TO VOTE MY SHARES?
Whether you hold shares directly as the stockholder of record or indirectly through a bank, broker, or other intermediary, your shares of our common stock may be voted by following any of the voting options available to you below:
You may vote via the Internet.
•
You can submit your proxy or voting instructions over the Internet by following the instructions provided in the Notice of Internet Availability or, if you received a printed set of the proxy materials by mail, on the proxy card or voting instruction form.

You may vote via the telephone.
•
If you are a stockholder of record, you can submit your proxy by calling the telephone number specified on the paper copy of the proxy card you received if you received a printed set of the proxy materials. You must have the control number that appears on your proxy card available when submitting your proxy over the telephone.

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Additional Information
•
Most beneficial owner stockholders (also referred to as holding shares in “street name”) may submit voting instructions by calling the number specified on the paper copy of the voting instruction form provided by their bank, broker, or other intermediary. Those stockholders should check the voting instruction form for telephone voting instructions and availability.

You may vote by mail.
•
If you received a printed set of the proxy materials, you can submit your proxy or voting instructions by completing and signing the separate proxy card or voting instruction form you received and mailing it in the accompanying prepaid and addressed envelope.

You may vote during the meeting.
•
Stockholders of record may vote while attending the 2023 Annual Meeting via live webcast while the polls remain open by visiting www.virtualshareholdermeeting.com/GO2023. You will need your 16-digit number found in the Notice of Internet Availability or your proxy card. If you are the beneficial owner of shares holding your shares through a bank, broker, or other intermediary, you should receive separate instructions from the holder of record of your common stock describing how you can vote that stock.

Even if you plan to attend the 2023 Annual Meeting, we recommend that you submit your proxy or voting instructions in advance to authorize the voting of your shares of our common stock at the 2023 Annual Meeting. This will ensure that your vote will be counted if you later are unable to attend.
WHAT IF I DON’T VOTE FOR SOME OF THE ITEMS LISTED ON MY PROXY CARD OR VOTING INSTRUCTION FORM?
If you properly execute and return your proxy card but do not mark selections, your shares of our common stock will be voted in accordance with the recommendations of our Board. If you indicate a choice with respect to any matter to be acted upon on your proxy card, your shares of our common stock will be voted in accordance with your instructions.
If you are a beneficial owner and hold your shares in street name through a bank, broker, or other intermediary and do not give voting instructions to the bank, broker, or intermediary, the bank, broker, or other intermediary, as applicable, will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on routine matters (sometimes referred to as “broker discretionary voting”), such as the ratification of the appointment of an independent registered public accounting firm, but do not have discretion to vote on non-routine matters, including the election of directors and the advisory vote to approve named executive officer compensation. Our Proposal 2 (ratification of the appointment of our independent registered public accounting firm for Fiscal Year 2022) is the only proposal in this Proxy Statement that is considered a routine matter. The other proposals are not considered routine matters, and without your instructions, your broker cannot vote your shares.
If you do not provide voting instructions to your broker, and your broker indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares of our common stock will be considered to be “broker non-votes” with regard to that matter.
If you are a stockholder of record, then your shares of our common stock will not be voted if you do not provide your proxy, unless you attend the live webcast and vote online during the 2023 Annual Meeting.
HOW IS A QUORUM DETERMINED?
The representation, at the 2023 Annual Meeting or by proxy, of holders entitled to cast at least a majority of the votes entitled to be cast at the 2023 Annual Meeting constitutes a quorum at the 2023 Annual Meeting. Shares represented by proxy or voting instructions are considered present and entitled to vote for purposes of establishing a quorum for the transaction of business at the 2023 Annual Meeting. If a quorum is not present by attendance at the 2023 Annual Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the meeting, until a quorum is present. If a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.
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Additional Information
CAN I CHANGE MY VOTE OR REVOKE MY PROXY?
Yes. Any stockholder of record has the power to change or revoke a previously submitted proxy at any time before it is voted at the 2023 Annual Meeting by:
•
Submitting to our Corporate Secretary, before the voting at the 2023 Annual Meeting, a written notice of revocation bearing a later date than the proxy;

•
Timely delivery of a valid, later-dated proxy (only the last proxy submitted by a stockholder by Internet, telephone or mail will be counted); or

•
Attending the 2023 Annual Meeting and voting during the live webcast while the polls are open; however, attendance at the 2023 Annual Meeting will not by itself constitute a revocation of a proxy.

For shares held in street name, you may revoke any previous voting instructions by submitting new voting instructions to the bank, broker, or intermediary holding your shares by the deadline for voting specified in the voting instructions provided by your bank, broker, or intermediary.
ARE THERE OTHER MATTERS TO BE VOTED ON AT THE 2023 ANNUAL MEETING?
We do not know of any other matters that may come before the 2023 Annual Meeting other than Proposals 1, 2 and 3 included herein. If any other matters are properly presented at the 2023 Annual Meeting, the persons named as proxies in the enclosed proxy card intend to vote or otherwise act in accordance with their judgment on the matter.
IS A LIST OF STOCKHOLDERS AVAILABLE?
A list of these stockholders will be open for examination electronically by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the 2023 Annual Meeting by contacting our Investor Relations department at 203-682-4810 and during the Annual Meeting at www.virtualshareholdermeeting.com/GO2023.
WHERE CAN I FIND THE VOTING RESULTS?
We intend to announce preliminary voting results at the 2023 Annual Meeting and final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the 2023 Annual Meeting.
WHO IS SOLICITING PROXIES, HOW ARE THEY BEING SOLICITED, AND WHO PAYS THE COST?
The solicitation of proxies is being made on behalf of our Board and we will bear the costs of the solicitation. This solicitation is being made by mail and through the Internet, but also may be made by telephone or in person. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. No additional compensation will be paid to our directors, officers or other employees for such services.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Based solely on a review of copies of reports filed with the SEC and of written representations by officers and directors, the Company believes that during Fiscal Year 2022, all officers and directors subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis, except that, due to administrative errors, each of Messrs. Herman and Matthews filed one late Form 4 with respect to one transaction.
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OTHER MATTERS
Our Board does not presently intend to bring any other business before the meeting, and, so far as is known to our Board, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
Availability of Fiscal Year 2022 Annual Report to Stockholders
Our 2022 Annual Report has been posted, and is available without charge, at www.proxyvote.com. For stockholders receiving a Notice of Internet Availability, such Notice will contain instructions on how to request a printed copy of our 2022 Annual Report. For stockholders receiving a printed copy of this Proxy Statement, a copy of our 2022 Annual Report has also been provided to you (including the financial statements and the financial statement schedules but excluding the exhibits thereto). In addition, we will provide, without charge, a copy of our 2022 Annual Report (including the financial statements and the financial statement schedules but excluding the exhibits thereto) to any stockholder of record or beneficial owner of our common stock. Requests can be made by writing to Corporate Secretary, c/o Grocery Outlet Holding Corp., 5650 Hollis Street, Emeryville, CA 94608.
Stockholder Proposals and Director Nominations for the 2024 Annual Meeting of Stockholders
Stockholders wishing to include a proposal for stockholder consideration in our 2024 proxy statement or bring business before our annual meeting of stockholders in 2024 must send notice to our Corporate Secretary at our principal executive offices at 5650 Hollis Street, Emeryville, CA 94608 by registered, certified, or express mail and provide the required information and follow the other procedural requirements described below.
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS
Stockholders who wish to present a proposal in accordance with SEC Rule 14a-8 for inclusion in our proxy materials to be distributed in connection with our 2024 annual meeting of stockholders must submit their proposals in accordance with that rule so that they are received by our Corporate Secretary at the address set forth above no later than the close of business on December 30, 2023. If the date of our 2024 annual meeting is more than 30 days before or after June 20, 2024, then the deadline to timely receive such material will be a reasonable time before we begin to print and send our proxy materials. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. As the rules of the SEC make clear, simply submitting a timely proposal does not guarantee that it will be included in our proxy materials.
Our bylaws provide procedures by which a stockholder may bring business before any meeting of stockholders or nominate individuals for election to our Board at an annual meeting of stockholders. If a stockholder wishes to bring business to a meeting for consideration other than a matter brought pursuant to SEC Rule 14a-8 or to nominate one or more persons for election to our Board, the stockholder must deliver a written notice to our Corporate Secretary at the address written above and provide the information required by the provisions of our bylaws dealing with stockholder proposals or director nominations. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act, to the extent applicable. The notice of such a proposal or director nomination must be delivered to (or mailed to and received at) the address set forth above no later than March 22, 2024 and no earlier than February 21, 2024, unless our 2024 annual meeting of stockholders is to be held more than 30 days before, or more than 70 days after, June 20, 2024, in which case the stockholder’s notice must be delivered not earlier than the close of business on the 120th day prior to the 2024 annual meeting and not later than the close of business on the later of the 90th day prior to the 2024 annual meeting or the 10th day after public announcement of the date of the 2024 annual meeting is first made by the Company. Public announcement of an adjournment or postponement of an annual meeting will not commence a new time period for the giving of stockholder notice. If the number of directors to be elected to the Board at an annual meeting is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board by March 12, 2024, then a stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the
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Corporate Secretary not later than the close of business on the tenth calendar day following the day on which such public announcement is first made by the Company. The requirements for such stockholder’s notice are set forth in our bylaws, which are posted in the Corporate Governance section of the Investor Relations page on our website at https://investors.groceryoutlet.com.
Candidates proposed by stockholders in accordance with the procedures set forth in the Company’s bylaws will be considered by the Nominating and Corporate Governance Committee under criteria similar to the evaluation of other candidates set forth above in “—Director Recruitment, Nomination and Appointment Process.” Candidates submitted this way may include an analysis of the candidate from our management. Any stockholder making a nomination in accordance with the foregoing process will be notified of the Nominating and Corporate Governance Committee’s decision.
Certain stockholders have director nomination rights pursuant to our Amended and Restated Stockholders Agreement. See “—Nomination Rights and Support Obligations under our Amended and Restated Stockholders Agreement” above for more information.
Delivery of Documents to Stockholders Sharing an Address
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement and the 2022 Annual Report, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement and the 2022 Annual Report, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary by mail, c/o Grocery Outlet Holding Corp., 5650 Hollis Street, Emeryville, CA 94608 or by phone at (510) 346-5166. If you participate in householding and wish to receive a separate copy of this Proxy Statement and the 2022 Annual Report, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above and such separate copies will be delivered promptly.
If your shares are held in street name through a broker, bank or other intermediary, please contact your broker, bank or intermediary directly if you have questions, require additional copies of this Proxy Statement or the 2022 Annual Report or wish to receive a single copy of such materials in the future for all beneficial owners of shares of our common stock sharing an address.
Transfer Agent Information
American Stock Transfer & Trust Company, LLC., or AST, is the transfer agent for our common stock. AST can be reached at American Stock Transfer & Trust Company, LLC 6201 15th Ave, Brooklyn, NY 11219, Attention: Shareholder Services, (800) 937-5449 or (718) 921-8124. You should contact AST if you are a registered stockholder and have a question about your account or if you would like to report a change in your name or address.
Forward-Looking Statements
Certain statements contained in this Proxy Statement constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Proxy Statement and the documents incorporated by reference herein other than statements of historical fact, including statements regarding the Company’s future operating results and financial position, its business strategy and plans, industry and market trends, macroeconomic conditions, compensation programs, performance goals and payouts, and the Company’s programs, plans and commitments regarding human capital management and sustainability/ESG initiatives, may constitute forward-looking statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “project,” “seek,” “will,” and similar expressions, are intended to identify such forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed or
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implied by any forward-looking statements we make, including those described under the headings “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2022 Annual Report or as described in other subsequent reports we file with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make.
You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activities, performance or achievements. These forward-looking statements are made as of the date of this Proxy Statement or as of the date specified herein and we have based these forward-looking statements on our current expectations and projections about future events and trends. Except as required by law, we do not undertake any duty to update any of these forward-looking statements after the date of this Proxy Statement or to conform these statements to actual results or revised expectations.
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GROCERY OUTLET HOLDING CORP. 5650 HOLLIS STREETEMERYVILLE, CA 94608 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/GO2023You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V14418-P91625KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYGROCERY OUTLET HOLDING CORP.The Board of Directors recommends you vote FOR thefollowing:1. Election of Class I Directors.Nominees:For Against Abstain 1a.Kenneth W. Alterman1b.John E. Bachman1c.Thomas F. Herman1d.Erik D. Ragatz The Board of Directors recommends you vote FOR proposals 2 and 3:2.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year ending December 30, 2023. 3.To hold an advisory (non-binding) vote to approve the Company’s named executive officer compensation. NOTE: In their discretion, the proxies, and each of them acting alone, are authorized to vote on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V14419-P91625GROCERY OUTLET HOLDING CORP.Annual Meeting of StockholdersJune 20, 2023 11:00 AM Pacific Daylight TimeTHIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSThe undersigned hereby appoints Robert J. Sheedy, Jr. and Charles C. Bracher, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Grocery Outlet Holding Corp. ("Grocery Outlet") that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Grocery Outlet to be held on June 20, 2023 at 11:00 AM Pacific Daylight Time at www.virtualshareholdermeeting.com/GO2023 and any adjournment or postponement thereof (the "Annual Meeting"). The undersigned revokes any proxy previously given to vote at such meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Continued and to be signed on reverse side